                             SHAREHOLDERS' MESSAGE

Don G. Powell
November 26, 1996

Dear Shareholder,
While there were indications of an economic slowdown in the final days of the 12-month reporting period, the economy demonstrated an acceleration in growth during the second half of the year ended October 31, 1996. Real GDP (the na-tion's gross domestic product, adjusted for inflation) rose nominally in the last quarter of 1995--due in part to weak construction activity, two govern-ment shutdowns, and a strike at Boeing--and increased to 2.0 percent in the first quarter of 1996. However, the economy grew by a much stronger 4.7 per-cent in the second quarter, partly reflecting a rebound from the aftermath of the General Motors strike earlier in the year, an end to the budget stalemate between the White House and Congress, and extreme weather conditions in many parts of the country. Upward momentum was driven by consumer spending, as in-dicated by a 5.0 percent rise in retail sales during the Funds' fiscal year. Surprisingly healthy economic activity led to concerns that inflation may rise, which could cause the Federal Reserve Board to tighten monetary policy. Inflation remains modest, however, with consumer prices rising at about a 3 percent annual rate over the past year. By comparison, the closely watched "core" Consumer Price Index, which excludes volatile food and energy compo-nents, has risen year over year at rates between 2.7 and 3.0 percent per year. In general, recent reports have suggested an upward creep in labor-related costs. For instance, the Employment Cost Index, which measures wages and sala-ries, rose only 0.6 percent in the third quarter.
It was not until the closing days of the reporting period that signs of a let-up in the economy began to take shape. Data released in late October indicated that GDP growth was much slower than expected, having eased to a 2.2 percent annual rate in the third quarter. This development sparked a late-October rally in Treasury bond prices and led to speculation that Federal Reserve policymakers might be less inclined to tighten (raise) interest rates in the upcoming months. In turn, blue-chip stocks received a boost, as investors re-laxed amid visions of a slow-growth, low inflation scenario.
While it is difficult to draw any conclusions from recent economic statistics, it is clear that the stock and bond markets have reacted with enthusiasm, con-tinuing the trend of steady strength exhibited over the second six months of the reporting period. Stocks, as measured by the Dow Jones Industrial Aver-age, have recorded a number of new highs, and the bond market has been bol-stered by the continuation of low to moderate rates of consumer spending, government spending, and inflation.

                                                          Continued on page two

ECONOMIC OUTLOOK
The third-quarter slowdown of the economy altered the stock and bond markets' general bias, shifting attention from excessive growth to the possibility of further slowing. With the election results maintaining the political status quo--a Democrat in the White House and Republicans controlling both houses of Congress--investors are taking comfort in the expectation that Fed policy will likely be on hold through the end of the year.
Nevertheless, we anticipate that the economy will continue to grow during the balance of 1996, although at more moderate rates than the second quarter's swift pace. Our analysis strongly suggests that a rebound in economic growth could occur in the first half of 1997.
Corporate earnings, which have been an important contributor to recent strength in the stock market, are expected to remain supportive, but perhaps not the primary factor in the movement of the stock market averages. Other factors, from inflation to Federal Reserve policy, may prove more important. And bond market performance, certainly, will hinge on these factors as well, though we anticipate that bonds will remain within the trading range established over the past several months, perhaps with a slightly bullish bias.
While we expect rates of inflation to remain near present levels, the Fed may begin to lean toward greater restraint in its monetary policy in the coming months--especially if inflation indicators such as labor costs begin to accel-erate. This could provide an upward bias for short-term interest rates, and it suggests that yields on long-term bonds will hold steady near current levels. For the remainder of 1996, we look for the long Treasury bond to trade between
6.25 percent and 6.75 percent, the 5-year Treasury to range between 5.75 per-cent and 6.25 percent, and the federal funds rate to remain essentially un-changed.

COMMON SENSE TRUST FUNDS
The completion of the restructuring of the Common Sense Trust funds on August 9, 1996 provided shareholders with seven investment options within the Common Sense Family of Funds. Depending upon your specific investment objective, these products, covering a range of asset categories, may help you achieve your long-term goals.
On the following pages, you will find performance results for each of the funds for the 12-month period ended October 31, 1996, along with interviews with the portfolio management teams.
As always, we appreciate your continued confidence in your investment.

Sincerely,

LOGO

Don G. Powell
President

                             PORTFOLIO PERSPECTIVE

The following is an interview with the portfolio management team of the Common Sense Trust stock funds. The team includes: Stephen L. Boyd, Common Sense Growth Fund; Gary M. Lewis, Common Sense Emerging Growth Fund; James A. Gilligan, Common Sense Growth and Income Fund; James B. Conheady and Jeffrey Russell, Common Sense International Equity Fund; and Alan T. Sachtleben, executive vice president for equity investments.

Q. WHAT FACTORS HAD THE GREATEST IMPACT ON THE PERFORMANCE OF THE STOCK FUNDS DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 1996?

A. The Common Sense Trust domestic equity funds benefited from a very healthy rise in stocks in the fiscal year ended October 31, 1996. The rise in the first half of the 12-month period was fueled by a strong economy and better-than-expected earnings. In the second half of the reporting period, the economy moderated slightly, which caused interest rates to decline and valuations in the stock market to rise. Three sectors noteworthy for their performance were technology, energy, and finance.

   The technology sector exhibited large swings during the year. While this volatility affected many investors adversely, it did not significantly impact the funds because each fund remains broadly diversified, avoiding large and risky sector bets. For the year, the technology sector as a whole was not a standout, but certain areas within this sector were clear winners. In particular, telecommunications and network-related stocks dwarfed the returns in other industries because of strong revenue growth.

   The energy sector was attractive for investors, as the price of gas and oil appreciated throughout the year. While the rise in commodity prices helped the earnings of producers, the greatest beneficiaries were the oil service companies. These companies saw an increase in demand for their services, which enabled them to utilize previously unproductive assets and dramatically increase the fees they received for their services.

   Financial stocks also stood out for their positive performance during the year. In particular, large banks benefited from using excess capital in share buybacks and continuing their cost-cutting efforts in order to increase earnings. Consumer finance companies also did well, as they took advantage of increased consumer demand for credit.

Q.  WHAT CHANGES DID YOU MAKE TO THE PORTFOLIOS DURING THE REPORTING PERIOD?

A. The Common Sense Growth and Income Fund's weighting in convertible securities was reduced by approximately 5 percent in order to increase the equity sensitivity of the portfolio. The assets were redirected to the technology, energy, and consumer distribution sectors. Within the technology sector, we increased our exposure to telecommunication equipment manufacturers in an effort to capitalize on the dramatic growth in wireless communications. In the energy sector, Texaco's weighting was increased in response to strong oil and gas prices. The emphasis in consumer distribution was shifted to retail companies in the process of reducing their expense structure, such as Vons and Eckerd Corp. In recognition of the value of these businesses, J.C. Penney and Safeway recently entered into agreements to acquire Eckerd Corp. and Vons, respectively.

Common Sense Growth and Income Fund
Holdings by Sector

                             [CHART APPEARS HERE]

                       Percentage of Long-Term Holdings
                                   10/31/96

                            Finance            15.1%

                            Health Care        12.0%

                            Technology         12.6%

                            Energy             11.5%

                            Utilities           9.3%

                            Producer
                              Manufacturing     7.9%

                            Consumer
                              Distribution      6.0%

                            Consumer
                              Services          3.9%

                            Other              21.7%

   The Common Sense Growth Fund experienced three significant changes during the period:

  . Throughout the year, as certain sectors such as energy and technology became more attractive, we reduced the Fund's overall number of holdings in an effort to concentrate assets in those sectors we believed to have the greatest growth potential.

  . Because of this concentration, the portfolio adopted a slightly more aggressive profile. Relative to its normal weighting, the Fund took a larger position in technology holdings.

  . In response to the stock market's record-breaking upward run, we sought to cushion the Fund from potential volatility. By purchasing long bonds, with the current holding at approximately 2 percent.

[PIE CHART APPEARS HERE]

                           Common Sense Growth Fund
                              Holdings by Sector

                       Percentage of Long-Term Holdings
                                   10/31/96

Technology             19.4%

Finance                19.1%

Producer Manufacturing 10.1%

Health Care             9.8%

Energy                  9.0%

Consumer Distribution   7.8%

Consumer Non-Durables   6.6%

Consumers Services      5.2%

Other                  13.0%


   During the period, the Common Sense Emerging Growth Fund's investment strategy remained constant through market and economic fluctuations. The Fund is managed with a bottom-up approach, which focuses on stock selection rather than market timing or sector rotation. We seek to control risk by maintaining a broadly diversified portfolio, and under normal circumstances, remaining fully invested. Our goal is to outperform the market by picking what we believe are the best stocks in each sector, with the ultimate goal of delivering consistent results over time. Stocks are selected based on what we believe is a company's potential to deliver upside earnings reports. To find such companies, we look for rising earnings estimates and improving valuations. Investments are made in the companies which, we believe, have the highest growth potential in each sector that meet the "buy" criteria. In general, these will be smaller companies with revenue less than $2 billion. Investments are sold when the company no longer meets the buy criteria.

   We remain optimistic about the long-term prospects of smaller-capitalization growth stocks. Small stocks in general are still selling at reasonable valuation levels compared to larger stocks and would benefit strongly from any cut in the capital gains tax rate. However, the securities of emerging growth companies may be subject to more erratic market moves than larger companies and often have limited product lines, markets, or financial resources.

[PIE CHART APPEARS HERE]

                       Common Sense Emerging Growth Fund
                              Holdings by Sector

                       Percentage of Long-Term Holdings
                                   10/31/96

Technology            32.6%

Consumers Services    13.1%

Consumer Distribution 10.9%

Health Care            8.8%

Energy                 8.8%

Finance                9.7%

Consumer Non-Durables  7.1%

Producer Manufacturing 4.2%

Other                  4.8%

   The Common Sense International Equity Fund continues to be diversified both in terms of industries and countries. About 35 percent of the portfolio is invested in European stocks, with notable exposures in Great Britain, France, and Germany. About 20 percent of the portfolio is invested in the Far East, with
4.2 percent invested in Japan and 11.4 percent invested in Hong Kong. Other significant weightings include 10.6 percent in the Netherlands and 5.2 percent in Sweden, where we see attractive valuations. The remainder of the portfolio is in cash. Going forward, with investments in 20 countries, the portfolio is well positioned to take advantage of potential growth opportunities outside the United States. Keep in mind that foreign investments involve certain risks, such as currency fluctuation and economic volatility.

[PIE CHART APPEARS HERE]

                    Common Sense International Equity Fund
                             Holdings by Country

                       Percentage of Long-Term Holdings
                                   10/31/96

United Kingdom 12.7%

Hong Kong      11.4%

Netherlands    10.6%

Italy           8.8%

Malaysia        6.7%

Ireland         5.6%

Germany         5.5%

Sweden          5.2%

Norway          4.6%

Japan           4.2%

Australia       4.0%

Other          20.7%




Q.  HOW DID THE FUNDS PERFORM DURING THE 12 MONTHS ENDED OCTOBER 31, 1996?*
A.
    Common Sense Growth Fund Class 1 shares achieved a total return at net asset value of 19.94 percent. Common Sense Growth and Income Fund Class 1 shares achieved a total return at net asset value of 20.58 percent, including reinvestment of dividends and capital gains totaling $2.095 per share. In comparison to these two funds, the Standard & Poor's 500-Stock Index, an unmanaged index that reflects general stock market performance, achieved a total return of 24.02 percent, including reinvestment of all distributions.

   Common Sense Emerging Growth Fund Class A shares achieved a return at net asset value of 22.82 percent. During the same period, the S&P 500-Stock Index achieved a total return at net asset value of 24.02 percent, and the Russell 2000 Index, an unmanaged index that reflects the performance of smaller company stocks, achieved a total return of 16.60 percent, including reinvestment of all distributions.

   Common Sense International Equity Fund Class A shares achieved a total return at net asset value of 19.34 percent. By comparison, the Morgan Stanley Capital International EAFE Index, which reflects the general performance of the major international stock markets, achieved a total return of 8.75 percent.

   Keep in mind that the indices referenced above are unmanaged statistical composites and do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. For more complete performance information of each fund, please refer to pages 10 through 12.

*As a result of the Common Sense Trust funds' reorganization, performance is noted for either Class 1 or Class A shares, depending upon which class of shares has the longest performance record.

Q.  WHAT IS THE OUTLOOK FOR STOCKS?
A.
    We are cautiously optimistic for several reasons. The economy appears to be growing at a sustainable rate without triggering inflationary fears.
Therefore, interest rates should remain steady, and companies are expected to fulfill their earnings expectations. Stocks typically have performed well in this type of economic environment.
   Regardless of which sectors overperform or underperform, our well-defined stock selection process should continue to serve the Common Sense funds well. By remaining fully invested and broadly diversified across a number of different industries, we will continue to invest in those companies we believe have the best growth potential.

                                                      LOGO
LOGO                       LOGO


                           Stephen L. Boyd            James A. Gilligan
Alan T. Sachtleben         Portfolio Manager          Portfolio Manager
Executive Vice President   Common Sense Growth Fund   Common Sense Growth and
Equity Investments                                    Income Fund


LOGO                       LOGO                       LOGO



Gary M. Lewis              James B. Conheady          Jeffrey Russell
Portfolio Manager          Portfolio Co-Manager       Portfolio Co-Manager
Common Sense               Common Sense               Common Sense
Emerging Growth Fund       International Equity       International Equity
                           Fund                       Fund

                             PORTFOLIO PERSPECTIVE



 The following is an interview with the portfolio management team of the Common Sense Trust fixed-income funds. The team includes: John R. Reynoldson, Common Sense Government Fund; Timothy D. Haney, Common Sense Municipal Bond Fund; David R. Troth, Common Sense Money Market Fund, and Peter W. Hegel, executive vice president for fixed-income investments.


Q. WHAT FACTORS HAD THE GREATEST IMPACT ON THE PERFORMANCE OF THE FIXED-IN-COME FUNDS DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 1996?
A.
    During the past 12 months, the bond market experienced two distinct investment environments. First, the bond rally that characterized much of
1995 continued through the fourth quarter. In an effort to spur the lackluster economy, the Federal Reserve Board lowered its key lending rate twice between mid-December 1995 and late-January 1996, for a total of one-half percent. This was positive for the bond market, because when interest rates decline, bond prices and the net asset value of bond funds usually increase.
   Secondly, in early 1996, the positive investment environment that dominated most of 1995 ended. Instead of anticipating further interest rate reductions, the bond market grew wary that the Federal Reserve might tighten (raise) interest rates. This concern was triggered by two main factors:
  . The two federal government shutdowns indicated that balanced budget legislation was not imminent
  . Several economic indicators pointed to accelerating economic growth (e.g.
    consecutive monthly reports showing significant increases in employment) These factors led to fears that inflation, which had been holding steady at around 3 percent, might increase. Fears heightened when agricultural commodity and oil prices rose to their highest levels in two years. Such factors prompted the Fed to shift its policy from an accommodative mode (lowering interest rates) in January to a stable, or neutral, mode in February. This neutral mode was maintained through the remainder of the reporting period. Predicting no further interest rate reductions, the bond market reacted negatively and bond prices began to decline.
   Since May of this year, 10-year Treasury note yields fluctuated between 6.3 percent and 6.9 percent. The investment environment progressively became more constructive towards the end of the reporting period, as fundamentals favored the bond market: economic growth slowed from second quarter peaks, inflation stayed well under control, and the dollar continued to exhibit stability.

Q.  WHAT CHANGES DID YOU MAKE TO THE PORTFOLIOS DURING THE REPORTING PERIOD?
A.
    The Common Sense Government Fund took advantage of the positive bond market environment from November 1995 through January 1996 by maintaining the Fund's average maturity and duration at slightly higher-than-average levels. Duration is a measure of a bond's sensitivity to changes in interest rates--the longer the duration, the greater the effect of changes in interest rate movements on net asset value. In the falling interest rate environment the Fund experienced during this time, the extended duration allowed the Fund to capture capital gain opportunities offered by falling yields, because the value of the Fund's securities increased.
   Mortgage-backed securities generally outperformed Treasuries in the beginning of 1996. These securities came into the period attractively priced, reflecting concern about heightened homeowner refinancing activity. Higher interest rates removed that concern and mortgage-backed securities began to outperform. To take advantage of this, the Fund's portfolio was adjusted accordingly.

   In mid-March, we began purchasing GNMA securities with 8.5 percent and 9 percent coupons that were first issued in 1986 and 1987. These securities made the portfolio more defensive, because older mortgage-backed securities typically have more stable prepayment characteristics and tend to perform well in a declining market environment. We also purchased lower coupon 6.5 percent and 7 percent mortgage securities for the Government Fund. These were acquired because they had become less expensive relative to comparable Treasury issues. For the last six months, the duration of the portfolio has been set at neutral levels.

   The Common Sense Municipal Bond Fund seeks to provide both an attractive tax-exempt yield consistent with preservation of capital. As of October 31, 1996, the Fund emphasized holdings that were investment-grade bonds (rated BBB or higher), with approximately 74 percent rated single-A or higher, and approximately 10 percent of the Fund was invested in non-rated securities and those rated below investment-grade. The values of higher-rated securities are more responsive to changes in interest rates, but these securities incur less credit risk. In contrast, the values of non-rated and lower-rated securities are less dependent on interest rates and more dependent on credit quality considerations. By utilizing both kinds of issues, we are able to position the Fund defensively against bond price fluctuation.

   As the bond market began to decline later in the first quarter of 1996, the Common Sense Municipal Bond Fund's duration was shortened slightly in an attempt to make the Fund less sensitive to rising interest rates. The Fund maintained this mildly defensive posture through the fiscal year end.

   We continue to focus on securities in the 15- to 20-year maturity range. We believe this range offers the best relative value at this time providing virtually the same yield, but with less price volatility than is usually associated with long-term maturities.


   The Common Sense Money Market Fund has maintained a concentration on high-quality money market instruments. As such, it is well-positioned to weather any anticipated economic slow-down and uncertain interest rate environment.

[PIE CHART APPEARS HERE]

                       Common Sense Municipal Bond Fund
                               Quality Ratings

                       Percentage of Long-term Holdings
                                   10/31/96

AAA        57.4%

AA          6.0%

A          11.0%

BBB        15.3%

BB          1.3%

Non-Rated   9.0%


Q.  HOW DID THE FUNDS PERFORM DURING THE 12 MONTHS ENDED OCTOBER 31, 1996?*
A. Common Sense Government Fund Class 1 shares achieved a total return at net asset value of 4.58 percent, including reinvestment of dividends totaling $0.718 per share. By comparison, the Lehman Brothers General U.S. Government Index achieved a total return of 5.76 percent.

   Common Sense Municipal Bond Fund Class 1 shares achieved a total return at net asset value of 6.09 percent, including reinvestment of dividends and capital gains totaling $0.756 per share. By comparison, the Lehman Brothers Municipal Bond Index achieved a total return of 5.70 percent.

   Keep in mind that the indices referenced above are unmanaged statistical composites used as benchmarks for many government and municipal funds. They do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent.

   The Common Sense Money Market Fund Class 1 shares achieved a total return at net asset value of 4.57 percent. For more complete performance information on each fund, please refer to pages 10 through 12.

*As a result of the Common Sense Trust Fund's reorganization, performance is noted for either Class 1 or Class A shares, depending upon which class of shares has the longest performance record.

Q.  WHAT IS THE OUTLOOK FOR THE BOND MARKET?
A.
    The bond market should remain stable over the next few months if the current market fundamentals--especially low inflation--remain in place. We do not anticipate any significant changes in the management of the Common Sense fixed-income funds, as long as the following hold true:
  . INFLATION: For some time now, inflation has been holding at a low 2 to 3 percent range, but there is some concern that it might creep upward, which could have a negative effect on the market.
  . INTEREST RATES: We anticipate the Fed will remain in a neutral policy mode for the foreseeable future. However, our fixed-income funds are structured defensively in the event that interest rates increase.
   Additionally, the bond market should find continued support from the results of the recent national elections. With a Democratic president and a Republican Congress, there should be checks on potential spending increases and tax cuts so that the budget deficit does not balloon out of control. This split government should also minimize the likelihood of major tax reform, which could threaten the tax-exempt status of municipal bonds.
   In any event, we will closely monitor any new developments in Washington and in the financial marketplace in order to evaluate the potential impact on fixed-income funds. We believe that, in the coming year, the bond market will continue to be an attractive investment choice for investors seeking high current income.

LOGO

                                         LOGO
Peter W. Hegel                           John R. Reynoldson
Executive Vice President                 Portfolio Manager
Fixed Income Investments                 Common Sense Government Fund

LOGO                                     LOGO
Timothy D. Haney                         David R. Troth
Portfolio Manager                        Portfolio Manager
Common Sense Municipal Bond Fund         Common Sense Money Market Fund

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1996

                               COMMON SENSE TRUST

                                                      1 SHARES  A SHARES B SHARES
COMMON SENSE EMERGING GROWTH FUND
One-year total returns:
 Average annual at net asset value...................     N/A    22.82%   21.94%
 Average annual with maximum 8.50% sales charge......     N/A    16.06%   16.94%
Inception total returns:*
 Cumulative at net asset value**.....................   3.91%    57.24%   55.29%
 Average annual at net asset value...................     N/A    30.71%   29.75%
 Average annual with maximum 8.50% sales charge......     N/A    26.39%   27.76%
*Class 1 shares inception of August 8, 1996, Class A and Class B inception of
February 21, 1995.
**The cumulative total return with maximum 8.50% sales charge for Class 1 shares is (4.91%).

COMMON SENSE GOVERNMENT FUND
One-year total returns:
 Average annual at net asset value...................   4.58%     3.01%    2.16%
 Average annual with maximum 6.75% sales charge......  (2.46%)   (1.91%)  (1.74%)
Five-year total returns:
 Cumulative at net asset value.......................  36.55%       N/A      N/A
 Average annual at net asset value...................   6.43%       N/A      N/A
 Average annual with maximum 6.75% sales charge......   4.95%       N/A      N/A
Inception total returns:*
 Cumulative at net asset value....................... 100.23%    12.81%   10.73%
 Average annual at net asset value...................   7.54%     4.94%    4.16%
 Average annual with maximum 6.75% sales charge......   6.76%     2.90%    3.03%
*Class 1 shares inception of April 14, 1987, Class A and Class B inception of
May 3, 1994.

COMMON SENSE GROWTH FUND
One-year total returns:
 Average annual at net asset value...................  19.94%    18.09%   17.56%
 Average annual with maximum 8.50% sales charge......   9.76%    11.57%   12.56%
Five-year total returns:
 Cumulative at net asset value.......................  90.45%       N/A      N/A
 Average annual at net asset value...................  13.75%       N/A      N/A
 Average annual with maximum 8.50% sales charge......  11.75%       N/A      N/A
Inception total returns:*
 Cumulative at net asset value....................... 185.20%    45.69%   43.44%
 Average annual at net asset value...................  11.60%    16.25%   15.52%
 Average annual with maximum 8.50% sales charge......  10.57%    13.65%   14.55%

 *Class 1 shares inception of April 14, 1987, Class A and Class B inception of May 3, 1994.

                              COMMON SENSE TRUST

                                                      1 SHARES A SHARES B SHARES

COMMON SENSE GROWTH AND INCOME
FUND
One-year total returns:
 Average annual at net asset value...................  20.58%   20.09%   19.22%
 Average annual with maximum 8.50% sales charge......  10.35%   13.51%   14.22%
Five-year total returns:
 Cumulative at net asset value.......................  87.75%      N/A      N/A
 Average annual at net asset value...................  13.43%      N/A      N/A
 Average annual with maximum 8.50% sales charge......  11.42%      N/A      N/A
Inception total returns:*
 Cumulative at net asset value....................... 168.70%   43.74%   41.13%
 Average annual at net asset value...................  10.90%   15.62%   14.78%
 Average annual with maximum 8.50% sales charge......   9.88%   13.02%   13.79%
*Class 1 shares inception of April 14, 1987, Class A and Class B inception of
May 3, 1994.

COMMON SENSE INTERNATIONAL EQUITY FUND
One-year total returns:
 Average annual at net asset value...................     N/A   19.34%   18.64%
 Average annual with maximum 8.50% sales charge......     N/A   12.75%   13.64%
Inception total returns:*
 Cumulative at net asset value**.....................   3.25%   38.68%   37.16%
 Average annual at net asset value...................     N/A   22.21%   21.39%
 Average annual with maximum 8.50% sales charge......     N/A   18.06%   19.21%
 *Class 1 shares inception of August 8, 1996, Class A and Class B inception of
March 17, 1995 (date the Fund's investment strategy was implemented).
**The cumulative total return with maximum 8.50% sales charge for Class 1 shares is (5.55%).

COMMON SENSE MONEY MARKET FUND
One-year total returns:
 Average annual at net asset value...................   4.57%      N/A      N/A
Five-year total returns:
 Cumulative at net asset value.......................  19.43%      N/A      N/A
 Average annual at net asset value...................   3.62%      N/A      N/A
Inception total returns:*
 Cumulative at net asset value.......................  56.32%    1.00%    0.73%
 Average annual at net asset value...................   5.16%      N/A      N/A

*Class 1 shares inception of December 15, 1987, Class A and Class B inception of August 8, 1996.
An investment in the Common Sense Money Market Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. There is a one-time $15 set-up fee for the Money Market Fund.

                              COMMON SENSE TRUST

                                                      1 SHARES A SHARES B SHARES


COMMON SENSE MUNICIPAL BOND FUND
One-year total returns:
 Average annual at net asset value...................   6.09%     N/A      N/A
 Average annual with maximum 4.75% sales charge......   1.02%     N/A      N/A
Five-year total returns:
 Cumulative at net asset value.......................  41.51%     N/A      N/A
 Average annual at net asset value...................   7.19%     N/A      N/A
 Average annual with maximum 4.75% sales charge......   6.15%     N/A      N/A
Inception total returns:*
 Cumulative at net asset value**.....................  85.42%   1.12%    0.93%
 Average annual at net asset value...................   7.72%     N/A      N/A
 Average annual with maximum 4.75% sales charge......   7.10%     N/A      N/A

*Class 1 shares inception of July 13, 1988, Class A and Class B inception of August 8, 1996.
**The cumulative total return with maximum sales charge of 4.50% for Class A shares and maximum contingent deferred sales charge of 4.00% for Class B shares are (3.43%) and (3.08%), respectively.

N/A = Not Applicable

Performance data quoted represents past performance, which is not indicative of future performance. The investment return and principal value may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value.

Maximum sales charges range from 4.50% to 8.50%.

 EMERGING GROWTH FUND                                 PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
COMMON STOCK AND EQUIVALENT 91.7%
CONSUMER DISTRIBUTION 10.0%
Bed, Bath & Beyond, Inc. (b)................................ 16,000 $   404,000
Borders Group, Inc. (b).....................................  6,000     189,000
CDW Computer Centers, Inc. (b)..............................  6,500     409,094
Central Garden & Pet Co. (b)................................  8,500     200,813
Claires Stores, Inc......................................... 17,000     289,000
CompUSA, Inc. (b)...........................................  9,000     416,250
Consolidated Stores Corp. (b)............................... 10,500     405,545
Corporate Express, Inc. (b)................................. 10,000     326,250
Danka Business Systems PLC--ADR (UK)........................  5,500     217,938
Dollar General Corp.........................................  6,500     180,375
Eagle Hardware & Garden (b)................................. 10,500     300,563
Eckerd Corp. (b)............................................  3,000      83,250
Finish Line, Class A (b)....................................  4,500     191,250
Gadzooks, Inc. (b)..........................................  7,000     203,000
Gucci Group NV--NY (Netherlands)............................  4,500     310,500
Inacom Corp. (b)............................................  6,500     205,563
Just For Feet, Inc. (b).....................................  8,250     213,469
Kroger Co. (b)..............................................  7,500     334,688
Petco Animal Supplies (b)...................................  7,000     164,500
Richfood Holdings, Inc......................................  8,000     193,000
Ross Stores, Inc............................................  7,500     311,250
Safeway, Inc. (b)........................................... 16,500     707,438
Saks Holdings, Inc. (b)..................................... 12,000     420,000
Sports Authority, Inc. (b)..................................  5,500     133,375
Staples, Inc. (b)........................................... 10,500     195,563
Stein Mart, Inc. (b)........................................  7,500     134,063
Tiffany & Co................................................ 10,000     370,000
TJX Cos., Inc...............................................  5,500     220,000
U S Office Products Co. (b).................................  8,500     246,500
Vons Cos., Inc. (b)......................................... 13,000     719,875
Wet Seal, Inc., Class A (b).................................  7,500     236,250
Zale Corp. (b).............................................. 10,000     193,750
                                                                    -----------
                                                                      9,126,112
                                                                    -----------
CONSUMER DURABLES 0.5%
Ethan Allen Interiors.......................................  3,000     107,250
Gentex Corp. (b)............................................  2,000      47,500
Oakwood Homes Corp..........................................  4,500     119,250
Sturm Ruger & Co., Inc......................................  8,000     150,000
                                                                    -----------
                                                                        424,000
                                                                    -----------
CONSUMER NON-DURABLES 6.5%
Blyth Industries, Inc. (b)..................................  3,000     116,625
Coca-Cola Enterprises, Inc..................................  7,500     319,688
Fila Holdings SPA--ADR (Italy).............................. 12,000     864,000
Interstate Bakeries Co......................................  7,000     296,625
Liz Claiborne, Inc..........................................  8,000     338,000
Nautica Enterprises, Inc. (b)............................... 17,000     522,750
Nike, Inc., Class B......................................... 30,000   1,766,250
Revlon, Inc., Class A (b)...................................  2,000      73,000
St. John Knits, Inc.........................................  9,000     411,750

                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)


                                October 31, 1996
--------------------------------------------------------------------------------

Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (CONTINUED)
Tommy Hilfiger, Corp. (b)................................... 13,000 $   676,000
U S A Detergents, Inc. (b)..................................  6,500     214,500
Wolverine World Wide, Inc................................... 12,000     297,000
                                                                    -----------
                                                                      5,896,188
                                                                    -----------
CONSUMER SERVICES 12.0%
ABR Information Services, Inc. (b)..........................  3,500     242,375
Accustaff, Inc. (b)......................................... 18,000     481,500
Anchor Gaming (b)...........................................  4,500     225,000
APAC Teleservices, Inc. (b)................................. 12,000     553,500
Apollo Group, Inc., Class A (b).............................  8,500     233,750
Billing Information Concepts (b)............................  7,000     182,875
Boston Chicken, Inc. (b)....................................  4,500     163,688
Career Horizons, Inc. (b)...................................  5,500     223,438
Caribiner International, Inc. (b)...........................  1,000      45,500
CKE Restaurants, Inc........................................  2,000      59,500
Corestaff, Inc. (b)......................................... 14,000     357,000
Corrections Corp. of America (b)............................ 25,600     665,600
Dave & Buster's, Inc. (b)...................................  4,000      82,000
Doubletree Corp. (b)........................................ 11,500     466,469
Evergreen Media Corp., Class A (b).......................... 20,000     540,000
Gartner Group, Inc. (b)..................................... 11,500     353,625
Ha-Lo Industries, Inc. (b)..................................  5,500     170,500
HFS, Inc. (b)............................................... 17,000   1,245,250
Imperial Credit Industries (b).............................. 16,000     290,000
Infinity Broadcasting Corp. (b).............................  5,000     145,000
International Game Technologies............................. 10,000     211,250
Interpublic Group Cos., Inc.................................  5,500     266,750
Jacor Communications, Class A (b)...........................  4,000     112,000
Landrys Seafood Restaurants (b).............................  4,000      82,000
Meredith Corp...............................................  9,500     477,375
MGM Grand, Inc. (b).........................................  3,000     116,250
Mirage Resorts, Inc. (b)....................................  7,000     154,000
National Data Corp..........................................  8,500     349,563
Omnicom Group...............................................  5,500     273,625
Penske Motorsports, Inc. (b)................................  4,000     137,000
Planet Hollywood International, Inc., Class A (b)...........  5,000     103,750
Prime Hospitality Corp. (b).................................  6,000      91,500
Promus Hotel Corp. (b)......................................  7,000     222,250
Rainforest Cafe, Inc. (b)...................................  7,600     247,000
Regal Cinemas, Inc. (b)..................................... 10,000     260,000
Reynolds & Reynolds Co...................................... 13,000     342,875
Robert Half International, Inc. (b).........................  4,000     160,500
Sitel Corp. (b)............................................. 16,000     316,000
Sodak Gaming, Inc. (b)...................................... 15,000     271,875
Whittman Hart, Inc. (b).....................................  1,000      47,500
                                                                    -----------
                                                                     10,969,633
                                                                    -----------
ENERGY 8.1%
Baker Hughes, Inc...........................................  4,500     160,313
Barrett Resources Corp. (b).................................  3,000     115,125
Benton Oil & Gas Co. (b)....................................  5,000     122,500

                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)


                                October 31, 1996
--------------------------------------------------------------------------------

Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
ENERGY (CONTINUED)
BJ Services Co. (b).........................................  3,500 $   157,063
BJ Services Co. Warrants (exp. 04/13/20)....................     60       1,268
Camco International, Inc....................................  5,000     193,750
Chesapeake Energy Corp. (b)................................. 15,000     873,750
Cliffs Drilling Co. (b).....................................  1,900      81,463
Comstock Resources, Inc. (b)................................ 12,000     154,500
Cooper Cameron Corp. (b)....................................  7,000     447,125
Diamond Offshore Drilling (b)...............................  7,000     426,125
Ensco International, Inc. (b)...............................  4,500     194,625
Flores & Rucks Inc. (b).....................................  5,500     259,875
Forcenergy Gas Exploration (b)..............................  7,000     191,625
Global Marine, Inc. (b)..................................... 18,000     330,750
Input/Output, Inc. (b)......................................  5,500     163,625
Marine Drilling Co., Inc. (b)............................... 10,500     145,688
Noble Drilling Corp. (b).................................... 10,000     186,250
Pogo Producing Co........................................... 11,000     488,125
Reading & Bates Corp. (b)................................... 12,000     345,000
Rowan Cos., Inc. (b)........................................ 23,000     514,625
Smith International, Inc. (b)............................... 13,000     494,000
Tidewater, Inc..............................................  7,000     306,250
Transocean Offshore, Inc.................................... 11,000     695,750
United Meridian Corp. (b)...................................  7,500     353,438
                                                                    -----------
                                                                      7,402,608
                                                                    -----------
FINANCE 8.9%
Aames Financial Corp........................................  9,000     401,625
American Travellers Corp. (b)............................... 12,000     412,500
Amresco, Inc. (b)........................................... 17,000     359,125
Bank of Boston Corp.........................................  9,000     576,000
CMAC Investment Corp........................................  6,500     449,313
Contifinancial Corp. (b)....................................  3,000      97,500
Cullen Frost Bankers, Inc...................................  5,000     150,313
Finova Group, Inc........................................... 10,000     617,500
First Bank System, Inc......................................  4,000     264,000
Firstar Corp................................................  8,000     392,000
Green Tree Financial Corp................................... 12,000     475,500
Household International, Inc................................  5,500     486,750
Money Store, Inc............................................ 10,000     257,500
North Fork Bancorporation...................................  5,000     158,125
Peoples Heritage Financial..................................  6,000     138,000
RAC Financial Group, Inc. (b)............................... 10,000     600,000
Southern Pacific Funding Corp. (b).......................... 10,000     315,000
Star Banc Corp..............................................  3,000     270,000
Student Loan Marketing Assn.................................  5,500     455,125
TCF Financial Corp.......................................... 10,000     387,500
TIG Holdings, Inc...........................................  4,000     115,500
Washington Mutual, Inc...................................... 18,000     760,500
                                                                    -----------
                                                                      8,139,376
                                                                    -----------

                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)


                                October 31, 1996
--------------------------------------------------------------------------------

Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
HEALTH CARE 8.0%
Clintrials Research, Inc. (b)...............................    900 $    33,413
CRA Managed Care, Inc.......................................  3,100     157,325
Curative Health Services, Inc. (b)..........................  3,000      68,250
Dura Pharmaceuticals, Inc. (b).............................. 22,000     759,000
ESC Medical Systems, Ltd. (b)...............................  4,000     110,500
HBO & Co.................................................... 20,000   1,202,500
Health Management Assoc., Inc., Class A (b)................. 18,000     396,000
Healthsouth Rehabilitation (b).............................. 18,500     693,750
Henry Schein, Inc. (b)......................................  3,500     139,125
Hologic, Inc. (b)...........................................  6,500     147,875
Jones Medical Industries, Inc...............................  8,500     369,750
Medicis Pharmaceutical, Class A (b).........................  7,000     351,750
Mentor Corp.................................................  9,000     199,125
Minimed, Inc. (b)...........................................  7,000     183,750
Omnicare, Inc............................................... 25,000     681,250
Orthodontic Centers of America (b)..........................  4,000      57,500
Parexel International Corp. (b).............................  3,500     171,500
Physician Sales & Services, Inc. (b)........................  7,500     159,375
Quintiles Transnational (b).................................  5,500     361,625
Renal Treatment Centers, Inc. (b)........................... 11,000     294,250
Rexall Sundown, Inc. (b)....................................  7,000     189,875
Tenet Healthcare Corp. (b)..................................  5,000     104,375
Total Renal Care Holdings (b)...............................  6,000     234,000
Universal Health Services, Inc., Class B (b)................  6,000     150,000
Veterinary Centers of America (b)...........................  6,000     110,250
                                                                    -----------
                                                                      7,326,113
                                                                    -----------
PRODUCER MANUFACTURING 3.9%
American Power Conversion Corp. (b).........................  5,000     106,875
BMC Industries, Inc.--MN....................................  5,500     162,938
Danaher Corp................................................  7,500     306,563
Foster Wheeler Corp.........................................  4,500     184,500
Hughes Supply, Inc..........................................  2,000      76,000
Mastec, Inc. (b)............................................  2,500     121,563
Mueller Industries, Inc. (b)................................  3,500     140,875
Precision Castparts Co......................................  6,500     303,875
Shaw Group, Inc. (b)........................................  4,000      98,500
Thermedics, Inc. (b)........................................  5,500     114,125
Thermo Instruments Systems, Inc. (b)........................  2,000      60,500
U S Filter Corp. (b)........................................ 15,000     517,500
United Waste Systems, Inc. (b).............................. 16,500     567,188
U S A Waste Services, Inc. (b).............................. 20,500     656,000
Wyman-Gordan Co. (b)........................................  4,500      99,000
                                                                    -----------
                                                                      3,516,002
                                                                    -----------
RAW MATERIALS/PRODUCER INDUSTRIES 1.9%
BF Goodrich Co..............................................  9,000     381,375
Cytec Industries, Inc. (b)..................................  4,000     143,000
Pentair, Inc................................................  5,000     126,250
Praxair, Inc................................................  9,000     398,250
Raychem Corp................................................  6,000     468,750
Sealed Air Corp. (b)........................................  3,500     136,063
Titanium Metals Corp. (b)...................................  3,000      92,250
                                                                    -----------
                                                                      1,745,938
                                                                    -----------

                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)


                                October 31, 1996
--------------------------------------------------------------------------------

Security Description                                         Shares Market Value
--------------------------------------------------------------------------------
TECHNOLOGY 29.9%
Acxiom Corp. (b)............................................  8,000 $   314,000
ADC Telecommunications, Inc. (b)............................  9,500     649,563
Ascend Communications, Inc. (b)............................. 23,000   1,503,625
Aspect Telecommunications Corp. (b)......................... 10,000     595,000
Aspen Technology, Inc. (b)..................................  4,500     302,625
BDM International, Inc. (b).................................  2,000     100,500
BMC Software, Inc. (b)...................................... 10,500     871,500
Cadence Design Systems, Inc. (b)............................ 18,000     657,000
Cambridge Tech Partners, Inc. (b)........................... 11,000     363,000
Cascade Communications (b).................................. 14,000   1,016,750
CBT Group Ltd. SA--ADR (Ireland) (b)........................    600      33,000
Ciber, Inc. (b).............................................  5,500     195,250
Cisco Systems, Inc. (b)..................................... 18,000   1,113,750
Citrix Systems, Inc. (b)....................................  8,000     442,000
Clarify, Inc. (b)...........................................  3,000     144,750
Cognos, Inc. (b)............................................  4,000     125,500
Computer Assoc. International, Inc..........................  6,500     384,313
Compuware Corp. (b).........................................  7,500     395,625
Comverse Technology, Inc. (b)...............................  7,500     262,500
Concord EFS, Inc. (b).......................................  7,000     203,000
Dell Computer Corp. (b)..................................... 13,000   1,057,875
DSP Communications, Inc. (b)................................ 10,500     399,000
Dynatech Corp. (b).......................................... 10,000     494,375
Encad, Inc. (b).............................................  5,500     225,500
GT Interactive Software Corp. (b)...........................  5,000      95,625
Inso Corp. (b)..............................................  4,500     221,625
Integrated Systems, Inc. (b)................................  5,500     148,500
Intel Corp..................................................  4,500     494,438
Legato Systems, Inc. (b)....................................  9,000     319,500
Lucent Technologies, Inc....................................  5,500     258,500
McAfee Assoc., Inc. (b)..................................... 36,500   1,660,750
Medic Computer Systems, Inc. (b)............................  5,000     141,250
National Techteam, Inc. (b).................................  2,000      54,000
Network General Corp. (b)...................................  5,500     132,688
Newbridge Networks Corp. (b)................................ 10,500     332,063
Oracle Systems Corp. (b).................................... 20,000     846,250
Pairgain Technologies, Inc. (b)............................. 24,000   1,653,000
Parametric Technology Corp. (b)............................. 15,000     733,125
Paychex, Inc................................................  9,500     541,500
Peoplesoft, Inc. (b)........................................ 15,500   1,391,125
Picturetel Corp. (b)........................................  8,000     216,000
Rational Software Corp. (b).................................  5,000     191,875
Saville Systems PLC--ADR (Ireland), Class A (b).............  1,800      77,625
SCI Systems, Inc. (b).......................................  7,500     373,125
Security Dynamics Technologies, Inc. (b)....................  6,500     528,125
Sun Microsystems, Inc. (b)..................................  7,000     427,000
Sunguard Data Systems, Inc. (b)............................. 12,000     513,000
Sykes Enterprises, Inc. (b).................................  2,000      93,000
Systemsoft Corp. (b)........................................  7,000     197,750

                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                     PORTFOLIO OF INVESTMENTS (CONTINUED)


                               October 31, 1996
-------------------------------------------------------------------------------

Security Description                                        Shares Market Value
-------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Technology Solutions Co. (b)...............................  5,500 $   213,813
Tellabs, Inc. (b)..........................................  7,500     638,438
U S Robotics Corp. (b)..................................... 12,000     754,500
Ultrak, Inc. (b)...........................................  6,500     171,438
Uniphase Corp. (b).........................................  3,500     168,875
Vanstar Corp. (b).......................................... 11,000     261,250
Vantive Corp. (b)..........................................  7,000     231,000
Viasoft, Inc. (b).......................................... 13,000     640,250
Visio Corp. (b)............................................  3,000     138,375
Vitesse Semiconductor (b)..................................  8,000     255,000
Wind River Systems, Inc. (b)...............................  7,000     297,500
                                                                   -----------
                                                                    27,261,879
                                                                   -----------
TRANSPORTATION 0.4%
Comair Holdings, Inc.......................................  6,000     120,750
Continental Airlines, Inc., Class B (b).................... 10,000     251,250
                                                                   -----------
                                                                       372,000
                                                                   -----------
UTILITIES 1.6%
ACC Corp. (b).............................................. 10,500     446,250
AES Corp. (b)..............................................  5,000     219,375
Cincinnati Bell, Inc.......................................  8,000     395,000
LCI International, Inc. (b)................................ 13,000     414,375
                                                                   -----------
                                                                     1,475,000
                                                                   -----------
TOTAL LONG-TERM INVESTMENTS 91.7%
 (Cost $66,343,908) (a)...........................................  83,654,849
REPURCHASE AGREEMENT 6.6%
 BankAmerica Securities, Inc. ($6,070,000 par collateralized by
 U.S. Government Obligations in a pooled cash account, dated
 10/31/96, to be sold on 11/01/96 at $6,070,944)..................   6,070,000
OTHER ASSETS IN EXCESS OF LIABILITIES 1.7%........................   1,551,787
                                                                   -----------
NET ASSETS 100.0%................................................. $91,276,636
                                                                   -----------

(a) At October 31, 1996, for federal income tax purposes, cost of long-term investments is $66,446,079; the aggregate gross unrealized appreciation is $19,026,851, and the aggregate gross unrealized depreciation is $1,818,081, resulting in net unrealized appreciation of $17,208,770.
(b) Non-income producing security as this stock currently does not declare dividends.
                                              See Notes to Financial Statements

 EMERGING GROWTH FUND                      STATEMENT OF ASSETS AND LIABILITIES


                                October 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $66,343,908) (Note 1)..........  $83,654,849
Repurchase Agreement (Note 1).....................................    6,070,000
Cash..............................................................        3,552
Receivables:
 Fund Shares Sold.................................................    1,814,415
 Securities Sold..................................................      771,034
 Dividends........................................................       20,444
 Other............................................................       52,835
Unamortized Organizational Expenses (Note 1)......................       13,910
Other.............................................................        4,015
                                                                    -----------
 Total Assets.....................................................   92,405,054
                                                                    -----------
LIABILITIES:
Payables:
 Securities Purchased.............................................      808,033
 Distributor and Affiliates (Note 2)..............................      115,515
 Investment Advisory Fee (Note 2).................................       48,762
 Fund Shares Repurchased..........................................       32,076
 Other............................................................       24,573
Accrued Expenses..................................................       98,201
Retirement Plan (Note 2)..........................................        1,258
                                                                    -----------
 Total Liabilities................................................    1,128,418
                                                                    -----------
NET ASSETS........................................................  $91,276,636
                                                                    -----------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $77,755,730
Net Unrealized Appreciation on Securities.........................   17,310,941
Accumulated Net Investment Loss...................................       (1,258)
Accumulated Net Realized Loss on Securities.......................   (3,788,777)
                                                                    -----------
NET ASSETS........................................................  $91,276,636
                                                                    -----------
MAXIMUM OFFERING PRICE PER SHARE:
 Class 1 Shares:
 Net asset value and redemption price per share (Based on net assets of $708,473 and 38,105 shares of beneficial interest
 issued and outstanding) (Note 3).................................  $     18.59
 Maximum sales charge (8.50%* of offering price)..................         1.73
                                                                    -----------
 Maximum offering price to public.................................  $     20.32
                                                                    -----------
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $51,483,826 and 2,771,815 shares of beneficial interest
 issued and outstanding) (Note 3).................................  $     18.57
 Maximum sales charge (5.50%* of offering price)..................         1.08
                                                                    -----------
 Maximum offering price to public.................................  $     19.65
                                                                    -----------
 Class B Shares:
 Net asset value and offering price per share (Based on net assets of $39,084,337 and 2,131,160 shares of beneficial interest issued
 and outstanding) (Note 3)........................................  $     18.34
                                                                    -----------

*On sales of $10,000 or more for Class 1 shares and $50,000 or more for Class A shares, the sales charge will be reduced.
                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                                  STATEMENT OF OPERATIONS


                      For the Year Ended October 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..........................................................  $   205,313
Dividends.........................................................      197,215
                                                                    -----------
 Total Income.....................................................      402,528
                                                                    -----------
EXPENSES:
Shareholder Services (Note 2).....................................      476,088
Investment Advisory Fee (Note 2)..................................      376,436
Distribution (12b-1) and Service Fees (Attributed to Classes A and
B of $81,313 and $253,350, respectively) (Note 6).................      334,663
Registration and Filing Fees......................................      116,570
Accounting (Note 2)...............................................       79,620
Trustees Fees and Expenses (Note 2)...............................       16,286
Amortization of Organizational Expenses (Note 1)..................        4,191
Other ............................................................       67,411
                                                                    -----------
 Total Expenses...................................................    1,471,265
                                                                    -----------
NET INVESTMENT LOSS...............................................  $(1,068,737)
                                                                    -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Loss on Investments..................................  $(3,758,785)
                                                                    -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..........................................    2,166,765
 End of the Period:
 Investments......................................................   17,310,941
                                                                    -----------
Net Unrealized Appreciation on Securities During the Period.......   15,144,176
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................  $11,385,391
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................  $10,316,654
                                                                    -----------

                                            STATEMENT OF CHANGES IN NET ASSETS


      For the Year Ended October 31, 1996 and the Period February 21, 1995
          (Commencement of Investment Operations) to October 31, 1995

--------------------------------------------------------------------------------

                                                                           From
                                                              February 21, 1995
                                                               (Commencement of
                                                                     Investment
                                                  Year Ended     Operations) to
                                            October 31, 1996   October 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.......................      $ (1,068,737)       $  (142,765)
Net Realized Loss on Securities...........        (3,758,785)           (29,992)
Net Unrealized Appreciation
 on Securities During the Period..........        15,144,176          2,166,765
                                                ------------        -----------
Change in Net Assets from Operations......        10,316,654          1,994,008
                                                ------------        -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold.................        62,308,648         26,003,007
Cost of Shares Repurchased................        (8,092,239)        (1,253,642)
                                                ------------        -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS..............................        54,216,409         24,749,365
                                                ------------        -----------
TOTAL INCREASE IN NET ASSETS..............        64,533,063         26,743,373
NET ASSETS:
Beginning of the Period...................        26,743,573                200
                                                ------------        -----------
End of the Period (Including undistributed
 net loss of
 $1,258 and $0, respectively).............      $ 91,276,636        $26,743,573
                                                ------------        -----------

                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                                     FINANCIAL HIGHLIGHTS


 The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

--------------------------------------------------------------------------------

                                                                August 8, 1996
                                                                 (Commencement
                                                           of Distribution) to
Class 1 Shares                                                October 31, 1996
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................             $17.890
                                                                       -------
 Net Investment Loss......................................               (.015)
 Net Realized and Unrealized Gain on Securities...........                .718
                                                                       -------
Total from Investment Operations..........................                .703
                                                                       -------
Net Asset Value, End of the Period........................             $18.593
                                                                       -------
Total Return (a)..........................................                3.91%*
Net Assets at End of the Period (In millions).............                $0.7
Ratio of Expenses to Average Net Assets...................                1.74%
Ratio of Net Investment Loss to Average Net Assets........               (1.09%)
Portfolio Turnover........................................                  80%
Average Commission Paid for Equity Share Traded (b).......              $.0498

*Non-Annualized
(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Represents the average brokerage commissions paid on equity transactions entered into during the period for trades where commissions were applicable.
                                               See Notes to Financial Statements

 EMERGING GROWTH FUND                         FINANCIAL HIGHLIGHTS (CONTINUED)


The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                                           February 21, 1995
                                                            (Commencement of
                                                                  Investment
                                             Year Ended       Operations) to
Class A Shares                         October 31, 1996  October 31, 1995(a)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period................................           $15.12               $11.81
                                                -------              -------
 Net Investment Loss..................            (.178)                (.24)
 Net Realized and Unrealized Gain on
  Securities..........................            3.632                 3.55
                                                -------              -------
Total from Investment Operations......            3.454                 3.31
                                                -------              -------
Net Asset Value, End of the Period....          $18.574               $15.12
                                                -------              -------
Total Return (b)......................           22.82%               28.11%(c)
Net Assets at End of the Period (In
millions).............................            $51.5                $15.9
Ratio of Expenses to Average Net
Assets (d)............................            2.21%                2.75%
Ratio of Net Investment Loss to
Average Net Assets (d)................          (1.52%)              (1.65%)
Portfolio Turnover....................              80%                  83%*
Average Commission Paid Per Equity
Share Traded (e)......................           $.0498                   --

-------------------------------------------------------------------------------

                                                           February 21, 1995
                                                            (Commencement of
                                                                  Investment
                                             Year Ended       Operations) to
Class B Shares                         October 31, 1996  October 31, 1995(a)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period................................           $15.04               $11.81
                                                -------              -------
 Net Investment Loss..................            (.270)                (.35)
 Net Realized and Unrealized Gain on
  Securities..........................            3.569                 3.58
                                                -------              -------
Total from Investment Operations......            3.299                 3.23
                                                -------              -------
Net Asset Value, End of the Period....          $18.339               $15.04
                                                -------              -------
Total Return (b)......................           21.94%               27.43%(c)
Net Assets at End of the Period (In
millions).............................            $39.1                $10.8
Ratio of Expenses to Average Net
Assets (d)............................            2.96%                3.49%
Ratio of Net Investment Loss to
Average Net Assets (d)................          (2.27%)              (2.45%)
Portfolio Turnover....................              80%                  83%*
Average Commission Paid Per Equity
Share Traded (e)......................           $.0498                   --

*Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) Total return from March 17, 1995 (date the Fund's investment strategy was implemented) through October 31, 1995 without annualization.
(d) If the Adviser had not waived fees for the period ended October 31, 1995, the total return would have been lower and the Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets would have been 3.37% and (2.27%) for Class A shares and 4.11% and (3.07%) for Class B shares, respectively.
(e) Represents the average brokerage commissions paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
                                              See Notes to Financial Statements

 GOVERNMENT FUND                                      PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

 Par Amount
 (000)      Description                    Coupon           Maturity Market Value
---------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCY
            OBLIGATIONS 57.3%
            Federal Home Loan Mortgage
    $ 4,631 Corp. Gold 5 Year Balloon...    6.500% 10/01/97-07/01/98 $  4,636,713
            Federal Home Loan Mortgage
        543 Corp. Gold 5 Year Balloon...    7.000  12/01/96-08/01/97      548,510
            Federal Home Loan Mortgage
      4,691 Corp. Gold 30 Year Pools....    7.000  07/01/24-10/01/24    4,610,549
            Federal Home Loan Mortgage
     22,460 Corp. Gold 30 Year Pools....    7.500  04/01/24-09/01/26   22,530,539
            Federal Home Loan Mortgage
        373 Corp. Gold 30 Year Pools....    8.000  06/01/24-11/01/24      380,703
            Federal National Mortgage
     10,645 Association Pools...........    6.500  01/01/26-07/01/26   10,182,693
            Federal National Mortgage
      9,490 Association Pools...........    7.000  12/01/22-05/01/25    9,325,093
            Federal National Mortgage
     16,876 Association Pools...........    7.500  04/01/24-03/01/26   16,924,030
            Federal National Mortgage
         26 Association Pools...........    8.000           08/01/25       26,172
            Government National Mortgage
     10,458 Association Pools...........    6.500  01/15/26-07/15/26   10,000,803
            Government National Mortgage
     32,418 Association Pools...........    7.000  06/15/22-08/15/26   31,800,273
            Government National Mortgage
      7,111 Association Pools...........    7.500  03/15/22-10/15/24    7,134,798
            Government National Mortgage
      5,597 Association Pools...........    8.000  06/15/16-08/15/24    5,722,875
            Government National Mortgage
     29,509 Association Pools...........    8.500  12/15/05-12/15/22   30,860,841
            Government National Mortgage
     22,515 Association Pools...........    9.000           12/15/17   24,189,146
            Government National Mortgage
         12 Association Pools...........   10.000           03/15/16       13,699
                                                                     ------------
            TOTAL U.S. GOVERNMENT AGENCY
            OBLIGATIONS.................                              178,887,437
                                                                     ------------
            U.S. GOVERNMENT
            OBLIGATIONS 40.0%
      1,000 U.S. Treasury Bonds.........    7.125           02/15/23    1,045,470
     10,000 U.S. Treasury Bonds.........   11.125           08/15/03   12,665,600
      9,000 U.S. Treasury Notes (b).......  6.500           08/15/97    9,068,940
        700 U.S. Treasury Notes.........    6.500           05/15/05      707,546
      1,200 U.S. Treasury Notes.........    6.500           08/15/05    1,213,128
     15,000 U.S. Treasury Notes (b).......  7.875           01/15/98   15,386,700
     10,000 U.S. Treasury Notes.........    7.875           08/15/01   10,731,300
        600 U.S. Treasury Notes.........    8.000           08/15/99      631,686
     10,000 U.S. Treasury Notes.........    8.500           04/15/97   10,137,500
     11,000 U.S. Treasury Notes.........    8.500           05/15/97   11,176,990
     10,000 U.S. Treasury Notes (b).......  8.500           02/15/00   10,746,900
     20,000 U.S. Treasury Notes (b).......  8.750           10/15/97   20,587,600
     20,000 U.S. Treasury Notes (b).......  9.000           05/15/98   20,971,800
                                                                     ------------
            TOTAL U.S. GOVERNMENT
            OBLIGATIONS.................                              125,071,160
                                                                     ------------
            FORWARD PURCHASE
            COMMITMENTS 6.4%
            U.S. Treasury Notes
     10,000 (November Forward)..........    5.750           10/31/00    9,901,000
            U.S. Treasury Notes
     10,000 (November Forward)..........    6.500           08/15/05   10,104,300
                                                                     ------------
            TOTAL FORWARD PURCHASE
            COMMITMENTS.................                               20,005,300
                                                                     ------------

TOTAL LONG-TERM INVESTMENTS 103.7%
 (Cost $320,383,980) (a).........................................  323,963,897
REPURCHASE AGREEMENT 1.5%
 BankAmerica Securities ($4,570,000 par collateralized by U.S.
 Government obligations
 in a pooled cash account, dated 10/31/96, to be sold on 11/01/96
 at $4,570,711)..................................................    4,570,000
LIABILITIES IN EXCESS OF OTHER ASSETS (5.2%).....................  (16,185,793)
                                                                  ------------
NET ASSETS 100.0%................................................ $312,348,104
                                                                  ------------

(a) At October 31, 1996, for federal income tax purposes, cost is $320,994,584, the aggregate gross unrealized appreciation is $4,686,897 and the aggregate gross unrealized depreciation is $1,717,584; resulting in net unrealized appreciation of $2,969,313.
(b) Assets segregated as collateral for open futures transactions and open forward commitments.
                                               See Notes to Financial Statements

 GOVERNMENT FUND                           STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $320,383,980) (Note 1)........  $323,963,897
Repurchase Agreement (Note 1)....................................     4,570,000
Cash.............................................................         3,123
Receivables:
 Securities Sold.................................................    10,868,852
 Interest........................................................     3,744,204
 Fund Shares Sold................................................       692,552
 Variation Margin on Futures (Note 5)............................       202,906
Other............................................................        36,587
                                                                   ------------
 Total Assets....................................................   344,082,121
                                                                   ------------
LIABILITIES:
Payables:
 Securities Purchased............................................    30,819,067
 Fund Shares Purchased...........................................       294,622
 Income Distributions............................................       238,122
 Investment Advisory Fee (Note 2)................................       155,687
 Distributor and Affiliates (Notes 2 and 6)......................       132,757
Accrued Expenses.................................................        87,109
Retirement Plan (Note 2).........................................         6,653
                                                                   ------------
 Total Liabilities...............................................    31,734,017
                                                                   ------------
NET ASSETS.......................................................  $312,348,104
                                                                   ------------
NET ASSETS CONSIST OF:
Capital (Note 3).................................................  $343,906,112
Net Unrealized Appreciation on Securities........................     5,358,494
Accumulated Distributions in Excess of Net Investment Income
(Note 1).........................................................        (6,653)
Accumulated Net Realized Loss on Securities......................   (36,909,849)
                                                                   ------------
NET ASSETS.......................................................  $312,348,104
                                                                   ------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class 1 Shares:
 Net asset value and redemption price per share (Based on net assets of $287,374,275 and 27,616,551 shares of beneficial
 interest issued and outstanding) (Note 3).......................  $      10.41
 Maximum sales charge (6.75%* of offering price).................           .75
                                                                   ------------
 Maximum offering price to public................................  $      11.16
                                                                   ------------
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $11,123,614 and 1,068,402 shares of beneficial
 interest issued and outstanding) (Note 3).......................  $      10.41
 Maximum sales charge (4.75%* of offering price).................           .52
                                                                   ------------
 Maximum offering price to public................................  $      10.93
                                                                   ------------
 Class B Shares:
 Net asset value and offering price per share (Based on net
 assets of $13,850,215 and 1,330,303 shares of beneficial
 interest issued and outstanding) (Note 3).......................  $      10.41
                                                                   ------------

*On sales of $25,000 or more for Class 1 shares and $100,000 or more for Class
A shares, the sales charge will be reduced.
                                               See Notes to Financial Statements

 GOVERNMENT FUND                                       STATEMENT OF OPERATIONS


                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...........................................................  $23,945,687
                                                                     -----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................    1,883,666
Shareholder Services (Note 2)......................................      434,734
Trustees Fees and Expenses (Note 2)................................       46,123
Distribution (12b-1) and Services Fees (Attributed to Classes A & B
of $5,959 and $30,717, respectively) (Note 6)......................       36,676
Other .............................................................      263,648
                                                                     -----------
   Total Expenses..................................................    2,664,847
                                                                     -----------
NET INVESTMENT INCOME..............................................  $21,280,840
                                                                     -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain/Loss on Securities:
 Investments.......................................................  $  (300,492)
 Futures...........................................................   (2,226,391)
 Forwards..........................................................   (1,449,713)
                                                                     -----------
Net Realized Loss on Securities....................................   (3,976,596)
                                                                     -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................    8,948,767
                                                                     -----------
 End of the Period:
 Investments.......................................................    3,579,917
 Futures...........................................................    1,778,577
                                                                     -----------
                                                                       5,358,494
                                                                     -----------
Net Unrealized Depreciation on Securities During the Period........   (3,590,273)
                                                                     -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES.....................  $(7,566,869)
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $13,713,971
                                                                     -----------

                                            STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                    Year Ended        Year Ended
                                              October 31, 1996  October 31, 1995
---------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................     $ 21,280,840      $ 22,579,674
Net Realized Gain/Loss on Securities.........       (3,976,596)          542,878
Net Unrealized Appreciation/Depreciation on
 Securities During the Period................       (3,590,273)       20,974,048
                                                  ------------      ------------
Change in Net Assets from Operations.........       13,713,971        44,096,600
                                                  ------------      ------------
Distributions from Net Investment Income.....      (21,657,232)      (22,389,062)
Distributions in Excess of Net Investment
 Income......................................         (124,957)                0
                                                  ------------      ------------
   Distributions from and in Excess of Net
   Investment Income (Note 1)................      (21,782,189)      (22,389,062)
                                                  ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...................................       (8,068,218)       21,707,538
                                                  ------------      ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold....................       56,574,484        40,107,323
Net Asset Value of Shares Issued Through
Dividend Reinvestment........................       18,761,150        19,322,483
Cost of Shares Repurchased...................      (83,934,267)      (87,084,035)
                                                  ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.................................       (8,598,633)      (27,654,229)
                                                  ------------      ------------
TOTAL DECREASE IN NET ASSETS.................      (16,666,851)       (5,946,691)
NET ASSETS:
Beginning of the Period......................      329,014,955       334,961,646
                                                  ------------      ------------
End of the Period (Including undistributed
 net investment income of $(6,653) and
 $376,392, respectively).....................     $312,348,104      $329,014,955
                                                  ------------      ------------

                                               See Notes to Financial Statements

 GOVERNMENT FUND                                          FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                  Year Ended October 31,
                                           ------------------------------------
Class 1 Shares                                1996   1995    1994   1993   1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..  $10.67  $9.99  $11.80 $11.56 $11.47
                                           ------- ------ ------- ------ ------
 Net Investment Income....................    .701    .70     .69  .7616    .86
 Net Realized and Unrealized
  Gain/Loss on Securities.................  (.247)  .6779 (1.358)  .4249  .1639
                                           ------- ------ ------- ------ ------
Total from Investment Operations..........    .454 1.3779  (.668) 1.1865 1.0239
                                           ------- ------ ------- ------ ------
Less:
 Distributions from and in Excess of Net
 Investment Income (Note 1)...............    .718  .6979   .6878  .7615  .8639
 Distributions from and in Excess of Net
  Realized Gain on Securities (Note 1)....     -0-    -0-   .4542   .185    .07
                                           ------- ------ ------- ------ ------
Total Distributions.......................    .718  .6979   1.142  .9465  .9339
                                           ------- ------ ------- ------ ------
Net Asset Value, End of the Period........ $10.406 $10.67   $9.99 $11.80 $11.56
                                           ------- ------ ------- ------ ------
Total Return (a)..........................   4.58% 14.27% (5.45%) 10.55%  9.32%
Net Assets at End of the Period (In
millions).................................  $287.4 $329.0  $335.0 $370.2 $282.0
Ratio of Expenses to Average Net Assets...    .84%   .83%    .89%   .89%   .95%
Ratio of Net Investment Income to Average
Net Assets................................   6.79%  6.84%   7.06%  7.35%  7.46%
Portfolio Turnover........................    276%   214%    256%   218%   112%

--------------------------------------------------------------------------------

                                            Class A Shares       Class B Shares
                                            --------------       --------------
                                              Period Ended         Period Ended
                                       October 31, 1996(b)  October 31, 1996(b)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period...............................               $10.32               $10.32
                                                   -------              -------
 Net Investment Income...............                 .152                 .137
 Net Realized and Unrealized
  Gain/Loss on Securities............                 .090                 .090
                                                   -------              -------
Total from Investment Operations.....                 .242                 .227
Less Distributions from and in Excess
of Net Investment Income (Note 1)....                 .151                 .136
                                                   -------              -------
Net Asset Value, End of the Period...              $10.411              $10.411
                                                   -------              -------
Total Return (a).....................                2.36%*               2.18%*
Net Assets at End of the Period (In
millions)............................                $11.1                $13.9
Ratio of Expenses to Average Net
Assets...............................                1.09%                1.84%
Ratio of Net Investment Income to
Average Net Assets...................                6.50%                5.74%
Portfolio Turnover...................                 276%                 276%

*Non-Annualized
(a)Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b)Class A and Class B shares commenced distribution on August 8, 1996.
                                               See Notes to Financial Statements

 GROWTH FUND                                          PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

Security Description                                    Shares     Market Value
-------------------------------------------------------------------------------
COMMON STOCKS 89.4%
CONSUMER DISTRIBUTION 7.2%
Cardinal Health Inc...................................   160,000 $   12,560,000
Dayton Hudson Corp....................................   450,000     15,581,250
Dillard Department Stores Inc.........................   450,000     14,287,500
Dominick's Supermarkets Inc. (c)......................   314,000      6,240,750
Duckwall-Alco Stores, Inc. (c)........................   200,000      2,625,000
Eckerd Corp. (c)...................................... 1,025,000     28,443,750
Federated Department Stores Inc. (c)..................   500,000     16,500,000
Gap Inc...............................................   280,000      8,120,000
Kroger Co. (c)........................................   750,000     33,468,750
Lear Corp. (c)........................................   600,000     22,200,000
Safeway Inc. (c)......................................   350,000     15,006,250
Saks Holdings Inc. (c)................................   295,000     10,325,000
Sears, Roebuck & Co...................................   208,000     10,062,000
TJX Cos. Inc. New.....................................   350,000     14,000,000
Wal-Mart Stores Inc...................................   550,000     14,643,750
                                                                 --------------
                                                                    224,064,000
                                                                 --------------
CONSUMER DURABLES 2.2%
Black & Decker Corp...................................   500,000     18,687,500
Eastman Kodak Co......................................   110,000      8,772,500
General Motors Corp...................................   600,000     32,325,000
Harley Davidson Inc...................................   235,000     10,604,375
                                                                 --------------
                                                                     70,389,375
                                                                 --------------
CONSUMER NON-DURABLES 6.0%
Adidas --ADS (Germany)................................   360,000     15,390,000
Avon Products Inc.....................................   640,000     34,720,000
Colgate Palmolive Co..................................   260,000     23,920,000
CPC International Inc.................................   400,000     31,550,000
Gillette Co...........................................   450,000     33,637,500
Liz Claiborne Inc.....................................   525,000     22,181,250
Nabisco Holdings Corp. Class A........................   500,000     18,625,000
Tambrands Inc.........................................   172,400      7,348,550
                                                                 --------------
                                                                    187,372,300
                                                                 --------------
CONSUMER SERVICES 4.7%
Cox Communications Inc. New (c)....................... 1,112,500     20,581,250
Harcourt General Inc..................................   330,000     16,417,500
Host Marriott Corp. (c)...............................   675,000     10,378,125
Marriott International Inc............................   400,000     22,750,000
Service Corp. International...........................   826,000     23,541,000
Tele Communications Class A New (c)................... 2,750,000     34,203,125
Time Warner Inc.......................................   550,000     20,487,500
                                                                 --------------
                                                                    148,358,500
                                                                 --------------
ENERGY 8.2%
Apache Corp...........................................   300,000     10,650,000
Baker Hughes Inc......................................   400,000     14,250,000
Coastal Corp..........................................   500,000     21,500,000
Diamond Offshore Drilling (c).........................   230,000     14,001,250
PanEnergy Corp........................................ 1,000,000     38,500,000
Phillips Petroleum Co.................................   625,000     25,625,000
Repsol SA Sponsored--ADR (Spain)......................   700,000     22,837,500
Texaco Inc............................................   250,000     25,406,250
Union Pacific Resources Group.........................   600,000     16,500,000
Williams Cos..........................................   825,000     43,106,250
Ypf Sociedad Anonima--ADS (Argentina)................. 1,000,000     22,750,000
                                                                 --------------
                                                                    255,126,250
                                                                 --------------

                                               See Notes to Financial Statements

 GROWTH FUND                              PORTFOLIO OF INVESTMENTS (CONTINUED)

                                October 31, 1996
--------------------------------------------------------------------------------

Security Description                                     Shares     Market Value
--------------------------------------------------------------------------------
FINANCE 17.5%
Bank of Boston Corp...................................    650,000 $   41,600,000
BankAmerica Corp......................................    350,000     32,025,000
Chase Manhattan Corp..................................    380,000     32,585,000
Corestates Financial Corp.............................    725,000     35,253,125
Federal National Mortgage Association.................  1,190,000     46,558,750
First Bank System Inc.................................    315,000     20,790,000
First Union Corp......................................    420,000     30,555,000
Green Tree Financial Corp.............................    460,000     18,227,500
Greenpoint Financial Corp.............................    975,000     45,337,500
Merrill Lynch & Co. Inc...............................    130,000      9,132,500
MGIC Investment Corp..................................    315,000     21,616,875
Nationsbank Corp......................................    180,000     16,965,000
Ryder Systems Inc.....................................    399,600     11,888,100
SunAmerica Inc........................................    950,000     35,625,000
Van Kampen American Capital Small Capitalization Fund.  7,516,109    103,797,466
Van Kampen American Capital Foreign Securities Fund...  4,457,683     44,665,980
                                                                  --------------
                                                                     546,622,796
                                                                  --------------
HEALTH CARE 9.0%
Abbott Laboratories...................................    500,000     25,312,500
American Home Products Corp...........................    415,000     25,418,750
Amgen Inc. (c)........................................    284,000     17,412,750
Becton Dickinson & Co.................................    625,000     27,187,500
Bristol-Myers Squibb Co...............................    420,000     44,415,000
Healthsouth Rehabilitation (c)........................    520,000     19,500,000
Mallinckrodt Group Inc................................    310,000     13,485,000
Merck & Co. Inc.......................................    215,000     15,936,875
Pfizer Inc............................................    285,000     23,583,750
Schering Plough Corp..................................    315,000     20,160,000
Smithkline Beecham PLC--ADR (United Kingdom)..........    390,000     24,423,750
Warner Lambert Co.....................................    365,000     23,223,125
                                                                  --------------
                                                                     280,059,000
                                                                  --------------
PRODUCER MANUFACTURING 9.2%
AlliedSignal Inc......................................    450,000     29,475,000
Canadian Pacific Ltd..................................  1,300,000     32,825,000
Corning Inc...........................................  1,350,000     52,312,500
Deere & Co............................................    375,000     15,656,250
Dover Corp............................................    275,000     14,128,125
General Electric Co...................................    295,000     28,541,250
Honeywell Inc.........................................    750,000     46,593,750
Ingersoll Rand Co.....................................    300,000     12,487,500
United Technologies Corp..............................    195,000     25,106,250
WMX Technologies Inc..................................    930,000     31,968,750
                                                                  --------------
                                                                     289,094,375
                                                                  --------------
RAW MATERIALS/PROCESSING INDUSTRIES 4.0%
Air Products & Chemicals Inc..........................    400,000     24,000,000
Mead Corp.............................................    250,000     14,187,500
Morton International Inc..............................    970,000     38,193,750
Praxair Inc...........................................    370,000     16,372,500
Raychem Corp..........................................    190,000     14,843,750
Union Carbide Corp....................................    420,000     17,902,500
                                                                  --------------
                                                                     125,500,000
                                                                  --------------
TECHNOLOGY 17.7%
3Com Corp. (c)........................................    500,000     33,812,500
ADC Telecommunications Inc. (c).......................    230,000     15,726,250
Altera Corp. (c)......................................    300,000     18,600,000

                                               See Notes to Financial Statements

 GROWTH FUND                              PORTFOLIO OF INVESTMENTS (CONTINUED)

                                October 31, 1996
--------------------------------------------------------------------------------

Security Description                                Shares     Market Value
---------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Ascend Communications Inc. (c)...................    150,000 $    9,806,250
BMC Software Inc. (c)............................    300,000     24,900,000
Boeing Co........................................    285,000     27,181,875
Cadence Design Systems Inc. (c)..................    420,000     15,330,000
Cisco Systems Inc. (c)...........................    800,000     49,500,000
Compaq Computer Corp. (c)........................    200,000     13,925,000
Computer Association International Inc...........    500,000     29,562,500
Dell Computer Corp. (c)..........................    160,000     13,020,000
Ericsson LM--ADR (Sweden)........................  1,000,000     27,625,000
Intel Corp.......................................    470,000     51,641,250
International Business Machines..................    250,000     32,250,000
Lucent Technologies Inc..........................    650,000     30,550,000
McAfee Association Inc. (c)......................    390,000     17,745,000
McDonnell Douglas Corp...........................    500,000     27,250,000
Microsoft Corp. (c)..............................    235,000     32,253,750
Oracle System Corp. (c)..........................    480,000     20,310,000
Parametric Technology Corp. (c)..................    200,000      9,775,000
SCI Systems Inc. (c).............................    200,000      9,950,000
Sun Microsystems Inc. (c)........................    250,000     15,250,000
Tellabs Inc. (c).................................    225,000     19,153,125
Xilinx Inc. (c)..................................    300,000      9,825,000
                                                             --------------
                                                                554,942,500
                                                             --------------
TRANSPORTATION 1.0%
Union Pacific Corp...............................    560,000     31,430,000
                                                             --------------
UTILITIES 2.7%
Frontier Corp....................................    335,000      9,715,000
LCI International Inc. (c).......................    275,000      8,765,625
MCI Communications Corp..........................    600,000     15,075,000
Portugal Telecom SA Sponsored--ADR (Portugal)
(c)..............................................    315,000      8,150,625
Telefonica De Espana SA--ADR (Spain).............    365,000     21,991,250
Texas Utilities Co...............................    520,000     21,060,000
                                                             --------------
                                                                 84,757,500
                                                             --------------
TOTAL COMMON STOCK..........................................  2,797,716,596
                                                             --------------
U.S. GOVERNMENT OBLIGATIONS 2.0%
United States Treasury Bonds ($50,000,000 par, 8.75% coupon,
05/15/17 maturity) (b)......................................     61,140,500
                                                             --------------
TOTAL LONG-TERM INVESTMENTS 91.4%
 (Cost of $2,326,341,343) (a)...............................  2,858,857,096
                                                             --------------
SHORT-TERM INVESTMENTS 7.0%
U.S. GOVERNMENT OBLIGATIONS 4.0%
Federal Home Loan Mortgage Corp. ($13,000,000 par, yielding
5.21%, 11/13/96 maturity)...................................     12,975,683
Federal Home Loan Mortgage Corp. ($50,000,000 par, yielding
5.30%, 01/24/97 maturity) (b)...............................     49,386,000
Federal National Mortgage Association ($13,000,000 par,
yielding 5.19%, 11/14/96 maturity)..........................     12,973,812
Federal National Mortgage Association ($20,000,000 par,
yielding 5.35%, 01/03/97 maturity)..........................     19,816,400
Federal National Mortgage Association ($10,000,000 par,
yielding 5.31%, 02/10/97 maturity)..........................      9,852,300
Federal National Mortgage Association ($20,000,000 par,
yielding 5.45%, 04/11/97 maturity)..........................     19,531,000
                                                             --------------
                                                                124,535,195
                                                             --------------
REPURCHASE AGREEMENTS 3.0%
BankAmerica Securities ($34,685,000 par collateralized by
U.S. Government obligations in a pooled cash account, dated
10/31/96, to be sold on 11/01/96 at $34,690,395)............     34,685,000
Prudential Securities Inc. ($23,185,000 par collateralized
by U.S. Government obligations in a pooled cash account,
dated 10/31/96, to be sold on 11/01/96 at $23,188,561)......     23,185,000
SBC Capital Markets Inc. ($37,165,000 par collateralized by
U.S. Government obligations in a pooled cash account, dated
10/31/96, to be sold on 11/01/96 at $37,170,884)............     37,165,000
                                                             --------------
                                                                 95,035,000
TOTAL SHORT-TERM INVESTMENTS (Cost of $219,554,148)(a)......    219,570,195
OTHER ASSETS IN EXCESS OF LIABILITIES 1.6%..................     50,160,044
                                                             --------------
NET ASSETS 100.0%........................................... $3,128,587,335
                                                             --------------

(a) At October 31, 1996, for federal income tax purposes cost including short-term investments is $2,553,417,674, the aggregate gross unrealized appreciation is $541,278,832 and the aggregate gross unrealized depreciation is $16,269,215, resulting in net unrealized appreciation of $525,009,617.
(b) Assets segregated as collateral for open futures transactions.
(c) Non-income producing security as this stock currently does not declare dividends.
                                               See Notes to Financial Statements

 GROWTH FUND                               STATEMENT OF ASSETS AND LIABILITIES


                                October 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $2,326,341,343) (Note 1).....  $2,858,857,096
Short-Term Investments (Cost of $124,519,148) (Note 1)..........     124,535,195
Repurchase Agreement (Note 1)...................................      95,035,000
Cash............................................................           2,639
Receivables:
 Securities Sold................................................     101,819,205
 Dividends......................................................       2,230,898
 Interest.......................................................       2,021,060
 Variation Margin on Futures (Note 5)...........................         959,000
Other...........................................................         296,575
                                                                  --------------
 Total Assets...................................................   3,185,756,668
                                                                  --------------
LIABILITIES:
Payables:
 Securities Purchased...........................................      51,708,114
 Fund Shares Repurchased........................................       1,904,375
 Distributor and Affiliates (Note 2)............................       1,729,823
 Investment Advisory Fee (Note 2)...............................       1,551,641
Accrued Expenses................................................         212,684
Retirement Plan (Note 2)........................................          62,696
                                                                  --------------
 Total Liabilities..............................................      57,169,333
                                                                  --------------
NET ASSETS......................................................  $3,128,587,335
                                                                  --------------
NET ASSETS CONSIST OF:
Capital (Note 3)................................................  $2,345,009,529
Net Unrealized Appreciation on Securities.......................     532,627,910
Accumulated Net Realized Gain on Securities.....................     226,812,341
Accumulated Undistributed Net Investment Income.................      24,137,555
                                                                  --------------
NET ASSETS......................................................  $3,128,587,335
                                                                  --------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class 1 Shares:
 Net asset value and redemption price per share (Based on net assets of $3,005,162,569 and 167,171,713 shares of beneficial
 interest issued and outstanding) (Note 3)......................  $        17.98
 Maximum sales charge (8.50%* of offering price)................            1.67
                                                                  --------------
 Maximum offering price to public...............................  $        19.65
                                                                  --------------
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $49,284,844 and 2,744,250 shares of beneficial
 interest issued and outstanding) (Note 3)......................  $        17.96
 Maximum sales charge (5.50%* of offering price)................            1.05
                                                                  --------------
 Maximum offering price to public...............................  $        19.01
                                                                  --------------
 Class B Shares:
 Net asset value and offering price per share (Based on net
 assets of $74,139,922 and 4,135,444 shares of beneficial
 interest issued and outstanding) (Note 3)......................  $        17.93
                                                                  --------------

*On sales of $10,000 or more on Class 1 shares and $50,000 or more on Class A shares, the sales charge will be reduced.
                                               See Notes to Financial Statements

 GROWTH FUND                                           STATEMENT OF OPERATIONS


                      For the Year Ended October 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends.........................................................  $ 44,041,257
Interest..........................................................    13,157,977
                                                                    ------------
 Total Income.....................................................    57,199,234
                                                                    ------------
EXPENSES:
Investment Advisory Fee (Note 2)..................................    17,148,560
Shareholder Services (Note 2).....................................     7,572,904
Trustees Fees and Expenses (Note 2)...............................       249,315
Distribution (12b-1) and Service Fees (Attributed to Classes A and
B of $25,460 and $157,762, respectively)(Note 6)..................       183,222
Other ............................................................     1,611,597
                                                                    ------------
 Total Expenses...................................................    26,765,598
                                                                    ------------
NET INVESTMENT INCOME.............................................  $ 30,433,636
                                                                    ------------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments......................................................  $211,349,535
 Options..........................................................       124,017
 Futures..........................................................    21,850,672
                                                                    ------------
Net Realized Gain on Securities...................................   233,324,224
                                                                    ------------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..........................................   266,339,991
                                                                    ------------
 End of the Period:
 Investments......................................................   532,531,800
 Futures..........................................................        96,110
                                                                    ------------
                                                                     532,627,910
                                                                    ------------
Net Unrealized Appreciation on Securities During the Period.......   266,287,919
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................  $499,612,143
                                                                    ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................  $530,045,779
                                                                    ------------

                                            STATEMENT OF CHANGES IN NET ASSETS


                 For the Years Ended October 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended        Year Ended
                                            October 31, 1996  October 31, 1995
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................   $   30,433,636    $   24,386,716
Net Realized Gain on Securities............      233,324,224       358,190,994
Net Unrealized Appreciation on Securities
 During the Period.........................      266,287,919       130,227,400
                                              --------------    --------------
Change in Net Assets from Operations.......      530,045,779       512,805,110
                                              --------------    --------------
Distributions from Net Investment Income
 (Note 1)..................................      (27,245,960)      (22,053,177)
Distributions from Net Realized Gain on
 Securities (Note 1).......................     (358,762,393)     (147,259,430)
                                              --------------    --------------
   Total Distributions.....................     (386,008,353)     (169,312,607)
                                              --------------    --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES.................................      144,037,426       343,492,503
                                              --------------    --------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold..................      386,037,987       294,906,458
Net Asset Value of Shares Issued Through
Dividend Reinvestment......................      383,855,779       168,462,102
Cost of Shares Repurchased.................     (396,848,766)     (365,263,456)
                                              --------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS...............................      373,045,000        98,105,104
                                              --------------    --------------
TOTAL INCREASE IN NET ASSETS...............      517,082,426       441,597,607
NET ASSETS:
Beginning of the Period....................    2,611,504,909     2,169,907,302
                                              --------------    --------------
End of the Period (Including undistributed
 net investment income of
 $24,137,555 and $20,950,803,
 respectively).............................   $3,128,587,335    $2,611,504,909
                                              --------------    --------------

                                               See Notes to Financial Statements

 GROWTH FUND                                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                               Year Ended October 31,
                                    --------------------------------------------
Class 1 Shares                          1996     1995     1994     1993     1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period............................    $17.46   $15.31   $16.26   $16.02   $15.47
                                    -------- -------- -------- -------- --------
 Net Investment Income............      .187      .16      .13     .116      .13
 Net Realized and Unrealized
  Gain/Loss on Securities.........     2.916     3.18    .2075   2.0065   1.3925
                                    -------- -------- -------- -------- --------
Total from Investment Operations..     3.103     3.34    .3375   2.1225   1.5225
                                    -------- -------- -------- -------- --------
Less:
 Distributions from Net Investment
 Income...........................      .183     .155    .1125     .115      .17
 Distributions from and in Excess
  of Net Realized Gain on
  Securities......................     2.403    1.035    1.175   1.7675    .8025
                                    -------- -------- -------- -------- --------
Total Distributions...............     2.586     1.19   1.2875   1.8825    .9725
                                    -------- -------- -------- -------- --------
Net Asset Value, End of the
Period............................   $17.977   $17.46   $15.31   $16.26   $16.02
                                    -------- -------- -------- -------- --------
Total Return (a)..................    19.94%   24.01%    2.04%   14.27%    9.83%
Net Assets at End of the Period
(In millions).....................  $3,005.2 $2,611.5 $2,169.9 $2,065.7 $1,648.0
Ratio of Expenses to Average Net
Assets............................      .93%    1.00%    1.09%    1.14%    1.18%
Ratio of Net Investment Income to
Average Net Assets................     1.08%    1.04%     .89%     .80%     .91%
Portfolio Turnover................      202%     230%     164%     166%     134%
Average Commission Paid Per Equity
Share Traded (b)..................    $.0602       --       --       --       --

--------------------------------------------------------------------------------

                                           Class A Shares       Class B Shares
                                           --------------       --------------
                                             Period Ended         Period Ended
                                      October 31, 1996(c)  October 31, 1996(c)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period...............................             $16.630              $16.630
                                                  -------              -------
 Net Investment Income...............                .017               (.011)
 Net Realized and Unrealized
  Gain/Loss on Securities............               1.312                1.309
                                                  -------              -------
Total from Investment Operations.....               1.329                1.298
                                                  -------              -------
Net Asset Value, End of the Period...             $17.959              $17.928
                                                  -------              -------
Total Return (a).....................               8.00%*               7.82%*
Net Assets at End of the Period (In
millions)............................               $49.3                $74.1
Ratio of Expenses to Average Net
Assets...............................               1.17%                1.93%
Ratio of Net Investment Income/Loss
to Average Net Assets................                .46%               (.29%)
Portfolio Turnover...................                202%                 202%
Average Commission Paid Per Equity
Share Traded (b).....................              $.0602               $.0602

*Non-Annualized
(a)Total return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Presents the average brokerage commission paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
(c)Class A and Class B shares commenced distribution on August 8, 1996.
                                               See Notes to Financial Statements

 GROWTH AND INCOME FUND                               PORTFOLIO OF INVESTMENTS


                                October 31, 1996
--------------------------------------------------------------------------------

Description                                 Shares  Market Value
----------------------------------------------------------------
COMMON STOCK 88.1%
CONSUMER DISTRIBUTION 5.7%
Eckerd Corp. (c)........................... 288,000 $  7,992,000
Federated Department Stores, Inc. (c).......537,700.  17,744,100
Gymboree Corp. (c)..........................143,500.   4,484,375
Sears Roebuck & Co......................... 131,700    6,370,987
Talbots, Inc............................... 174,400    4,970,400
Toys R Us, Inc. (c).........................137,000.   4,640,875
Vons Companies, Inc. (c)....................120,300.   6,661,612
Wal-Mart Stores, Inc....................... 203,000    5,404,875
                                                    ------------
                                                      58,269,224
                                                    ------------
CONSUMER DURABLES 1.9%
Eastman Kodak Co...........................  77,200    6,156,700
Hasbro, Inc................................ 142,000    5,520,250
Masco Corp................................. 189,000    5,929,875
Newell Co..................................  52,000    1,475,500
                                                    ------------
                                                      19,082,325
                                                    ------------
CONSUMER NON-DURABLES 6.3%
Adidas Ads................................. 234,200   10,012,050
Campbell Soup Co........................... 109,300    8,744,000
Coca Cola Co............................... 108,700    5,489,350
Colgate Palmolive Co.......................  82,200    7,562,400
Nabisco Holdings Corp., Class A............ 362,000   13,484,500
Procter & Gamble Co........................  64,000    6,336,000
Quaker Oats Co............................. 224,000    7,952,000
Ralston Purina Group.......................  85,100    5,627,238
                                                    ------------
                                                      65,207,538
                                                    ------------
CONSUMER SERVICES 3.7%
H & R Block Inc............................ 209,100    5,175,225
Deluxe Corp................................ 159,800    5,213,475
Dun & Bradstreet Corp......................  78,300    4,531,612
Omnicom Group.............................. 158,642    7,892,440
Time Warner, Inc........................... 120,000    4,470,000
Tribune Co.................................  80,000    6,540,000
Walt Disney Co.............................  61,500    4,051,313
                                                    ------------
                                                      37,874,065
                                                    ------------
ENERGY 10.8%
Amerada Hess Corp.......................... 104,000    5,759,000
Apache Corp................................ 162,800    5,779,400
Burlington Resources, Inc.................. 219,400   11,052,275
Chevron Corp............................... 209,000   13,741,750
Coastal Corp............................... 105,000    4,515,000
Pacific Enterprises........................ 130,100    4,000,575
PanEnergy Corp............................. 250,100    9,628,850
Royal Dutch Petroleum--ADR (UK)............  73,300   12,121,988
Sun, Inc................................... 190,000    4,251,250
Texaco, Inc................................ 294,500   29,928,563
Union Pacific Resources Group..............  55,474    1,525,535
Unocal Corp................................ 251,000    9,192,875
                                                    ------------
                                                     111,497,061
                                                    ------------
FINANCE 14.3%
Allstate Corp.............................. 218,800   12,280,150
American International Group, Inc..........  99,100   10,764,738
Bankamerica Corp........................... 213,000   19,489,500
Beacon Properties Corp.....................  58,400    1,715,500

                                               See Notes to Financial Statements

 GROWTH AND INCOME FUND                   PORTFOLIO OF INVESTMENTS (CONTINUED)

                                October 31, 1996
--------------------------------------------------------------------------------

Description                                              Shares    Market Value
-------------------------------------------------------------------------------
FINANCE (CONTINUED)
Chase Manhattan Corp.................................... 139,400 $   11,953,550
Citicorp................................................  45,500      4,504,500
Comerica, Inc........................................... 141,400      7,511,875
Everest Real Estate Holdings............................ 266,800      6,803,400
Federal National Mortgage Association................... 443,400     17,348,025
First Bank System, Inc..................................  95,300      6,289,800
Health Care Property Investors..........................  45,000      1,580,625
Horace Mann Educators Corp.............................. 183,000      6,267,750
J.P. Morgan & Co., Inc.................................. 100,000      8,637,500
MBIA, Inc...............................................  75,800      6,717,775
Nationsbank Corp........................................  53,000      4,995,250
Simon DeBartolo Group, Inc..............................  85,204      2,247,256
Student Loan Marketing Association...................... 104,000      8,606,000
USF&G Corp.............................................. 388,000      7,372,000
Weingarten Realty Investors.............................  35,800      1,373,825
                                                                 --------------
                                                                    146,459,019
                                                                 --------------
HEALTH CARE 11.3%
Abbott Labs............................................. 202,000     10,226,250
Amgen, Inc. (c)......................................... 125,000      7,664,062
Bristol Myers Squibb Co................................. 112,000     11,844,000
Glaxo Sponsored PLC--ADR (UK)........................... 305,000      9,607,500
Merck & Co., Inc........................................ 160,000     11,860,000
Pacificare Health Systems, Inc., Class B (c)............ 107,000      7,516,750
Pharmacia & Upjohn, Inc................................. 174,700      6,289,200
Sandoz Limited Sponsored--ADR (Switzerland)............. 220,000     12,677,500
Smithkline Beecham PLC, Class A--ADR (UK)............... 230,000     14,403,750
Teva Pharmaceutical Limited--ADR (Germany).............. 153,100      6,411,062
Warner Lambert Co....................................... 216,000     13,743,000
Watsons Pharmaceuticals, Inc. (c)....................... 127,000      4,238,625
                                                                 --------------
                                                                    116,481,699
                                                                 --------------
PRODUCER MANUFACTURING 7.4%
AlliedSignal, Inc....................................... 196,700     12,883,850
Briggs & Stratton Corp..................................  85,000      3,400,000
Canadian Pacific Limited................................ 573,200     14,473,300
Cooper Industries, Inc..................................  98,800      3,976,700
Foster Wheeler Corp..................................... 127,300      5,219,300
General Electric Co.....................................  72,100      6,975,675
Honeywell, Inc.......................................... 126,000      7,827,750
Ingersoll Rand Co....................................... 185,000      7,700,625
Stewart & Stevenson Services, Inc....................... 311,000      6,608,750
WMX Technologies, Inc................................... 211,400      7,266,875
                                                                 --------------
                                                                     76,332,825
                                                                 --------------
RAW MATERIALS/PROCESSING INDUSTRIES 4.8%
Betzdearborn, Inc.......................................  77,300      4,058,250
Crown Cork & Seal, Inc.................................. 303,800     14,582,400
Georgia Pacific Corp....................................  30,000      2,250,000
Lubrizol Corp........................................... 137,000      4,075,750
Mead Corp............................................... 111,200      6,310,600
Monsanto Co............................................. 223,000      8,836,375
Morton International Industries, Inc....................  55,000      2,165,625
Praxair, Inc............................................ 155,300      6,872,025
                                                                 --------------
                                                                     49,151,025
                                                                 --------------

                                               See Notes to Financial Statements

 GROWTH AND INCOME FUND                   PORTFOLIO OF INVESTMENTS (CONTINUED)


                                October 31, 1996
--------------------------------------------------------------------------------

Description                                              Shares    Market Value
-------------------------------------------------------------------------------
TECHNOLOGY 11.9%
3Com Corp. (c).......................................... 166,000 $   11,225,750
BMC Software, Inc. (c).................................. 120,000      9,960,000
Boeing Co............................................... 124,600     11,883,725
Cisco Systems, Inc. (c)................................. 126,400      7,821,000
Computer Associates International, Inc.................. 210,050     12,419,206
DSC Communications Corp. (c)............................ 155,000      2,150,625
Ericsson L M, Class B Sek 10--ADR (Sweden).............. 192,000      5,304,000
General Instruments Corp. (c)........................... 357,000      7,184,625
General Signal Corp..................................... 198,200      8,076,650
Intel Corp..............................................  53,000      5,823,375
Linear Technology Corp..................................  91,000      3,048,500
Lucent Technologies, Inc................................ 146,514      6,886,157
Microsoft Corp. (c).....................................  51,500      7,068,375
Newbridge Networks Corp. (c)............................ 278,600      8,810,725
Nokia Corp. Ads......................................... 115,400      5,351,675
Oak Industries, Inc. (c)................................  62,000      1,573,250
Tellabs, Inc. (c).......................................  88,400      7,525,050
                                                                 --------------
                                                                    122,112,688
                                                                 --------------
TRANSPORTATION 1.2%
Canadian National Railway............................... 242,700      6,674,250
Union Pacific Corp......................................  98,000      5,500,250
                                                                 --------------
                                                                     12,174,500
                                                                 --------------
UTILITIES 8.8%
Allegheny Power Systems, Inc............................ 139,500      4,167,563
AT&T Corp............................................... 721,000     25,144,875
Cable & Wireless PLC--ADR (UK).......................... 213,000      5,085,375
Cincinnati Bell, Inc.................................... 150,400      7,426,000
Duke Power Co...........................................  10,200        498,525
Edison International.................................... 252,000      4,977,000
Frontier Corp........................................... 210,600      6,107,400
Houston Industries, Inc................................. 131,000      2,996,625
MCI Communications Corp................................. 312,300      7,846,538
National Power PLC Sponsored--ADR (UK).................. 224,300      6,084,137
Pacificorp.............................................. 337,600      7,131,800
Powergen PLC--ADR (UK).................................. 255,000      8,542,500
Scana Corp.............................................. 170,000      4,547,500
                                                                 --------------
                                                                     90,555,838
                                                                 --------------
TOTAL COMMON STOCKS.....................................            905,197,807
                                                                 --------------
CONVERTIBLE PREFERRED 1.8%
Kmart Financing, 7.75%..................................  78,900      3,747,750
SCI Finance LLC, 6.25%..................................  51,200      4,870,400
Williams Cos., $3.50 Dividend per share................. 118,700      9,911,450
                                                                 --------------
TOTAL CONVERTIBLE PREFERRED.............................             18,529,600
                                                                 --------------

                                               See Notes to Financial Statements

 GROWTH AND INCOME FUND                   PORTFOLIO OF INVESTMENTS (CONTINUED)


                                October 31, 1996
--------------------------------------------------------------------------------

 Description                                    Market Value
------------------------------------------------------------
 CONVERTIBLE CORPORATE OBLIGATIONS 4.5%
 ADT Operations, Inc., LYON ($15,600,000
 par, 0% coupon, 07/06/10 maturity)........   $    9,243,000
 Continental Airlines, Inc., ($1,975,000
 par, 6.75% coupon, 04/15/06 maturity).....        2,024,375
 MBL International ($5,300,000 par, 3.00%
 coupon, 11/30/02 maturity)................        5,856,500
 Merrill Lynch STRYPES ($97,700 par, 6.00%
 coupon, 06/01/99 maturity)................        1,892,937
 News America Holdings, Inc., LYON
 ($12,300,000 par, 0% coupon, 03/11/13
 maturity).................................        5,750,250
 Roche Holdings, Inc., LYONS ($23,500,000
 par, 0% coupon, 04/20/10 maturity)........       10,398,750
 Sandoz Ltd. ($2,600,000 par, 2.00% coupon,
 10/06/02 maturity)........................        2,853,500
 Sprint Corp., DECS ($120,000 par, 8.25%
 coupon, 03/31/00 maturity)................        4,239,787
 U S Cellular Corp., LYON ($13,000,000 par,
 0% coupon, 06/15/15 maturity).............        4,322,500
                                              --------------
 TOTAL CONVERTIBLE DEBT....................       46,581,599
                                              --------------
 TOTAL LONG-TERM INVESTMENTS 94.4%
  (Cost $814,300,859) (a)..................      970,309,006
                                              --------------
 SHORT-TERM INVESTMENTS 6.4%
 GOVERNMENT AGENCY OBLIGATIONS 4.3%
 Federal Home Loan Mortgage Corp. Disc Note
 ($3,250,000 par, yielding 5.18%, 11/08/96
 maturity).................................        3,246,266
 Federal Home Loan Mortgage Corp. Disc Note
 ($4,000,000 par, yielding 5.19%, 11/13/96
 maturity).................................        3,992,518
 Federal Home Loan Mortgage Corp. Disc Note
 ($25,000,000 par, yielding 5.29%, 02/21/97
 maturity) (b).............................       24,591,000
 Federal National Mortgage Association
 Discount Note ($12,000,000 par, yielding
 5.20%, 11/14/96 maturity) (b).............       11,975,827
                                              --------------
                                                  43,805,611
                                              --------------
 REPURCHASE AGREEMENT 2.1%
  BankAmerica Securities ($21,775,000 par
   collateralized by U.S. Government
   obligations in a pooled cash account,
   dated 10/31/96, to be sold on 11/01/96
   at $21,778,387).........................       21,775,000
                                              --------------
 TOTAL SHORT-TERM INVESTMENTS
  (Cost $65,578,809) (a)...................       65,580,611
 LIABILITIES IN EXCESS OF OTHER
 ASSETS (0.8%).............................      (8,460,971)
                                              --------------
 NET ASSETS 100.0%.........................   $1,027,428,646
                                              --------------

(a) At October 31, 1996, for federal income tax purposes, cost for long-term and short-term investments is $882,121,724, the aggregate gross unrealized appreciation is $176,584,424 and the gross unrealized depreciation is $22,816,531, resulting in net realized appreciation of $153,767,893.
(b) Assets segregated as collateral for open futures contracts.
(c) Non-income producing security as this stock currently does not declare dividends.
DECS-Dividend enhanced convertible stock.
LYON-Liquid yield option note.
STRYPES-Structured yield product exchangeable for common stock.
                                               See Notes to Financial Statements

 GROWTH AND INCOME FUND                    STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $814,300,859) (Note 1).......  $  970,309,006
Short-Term Investments (Cost $43,803,809) (Note 1)..............      43,805,611
Repurchase Agreement (Note 1)...................................      21,775,000
Cash............................................................           1,660
Receivables:
 Securities Sold................................................       8,958,543
 Fund Shares Sold...............................................       2,166,003
 Dividends......................................................       1,294,109
 Variation Margin on Futures (Note 5)...........................         325,375
 Interest.......................................................         127,169
Other...........................................................         237,572
                                                                  --------------
 Total Assets...................................................   1,049,000,048
                                                                  --------------
LIABILITIES:
Payables:
 Securities Purchased...........................................      18,745,030
 Fund Shares Purchased..........................................       1,509,647
 Investment Advisory Fee (Note 2)...............................         555,560
 Distributor and Affiliates (Note 2)............................         436,810
Accrued Expenses................................................         303,130
Retirement Plan (Note 2)........................................          21,225
                                                                  --------------
 Total Liabilities..............................................      21,571,402
                                                                  --------------
NET ASSETS......................................................  $1,027,428,646
                                                                  --------------
NET ASSETS CONSIST OF:
Capital (Note 3)................................................  $  746,317,281
Net Unrealized Appreciation on Securities.......................     156,698,636
Accumulated Net Realized Gain on Securities.....................     119,991,729
Accumulated Undistributed Net Investment Income.................       4,421,000
                                                                  --------------
NET ASSETS......................................................  $1,027,428,646
                                                                  --------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class 1 Shares:
 Net asset value and redemption price per share (Based on net assets of $942,868,507 and 52,075,188 shares of beneficial
 interest issued and outstanding) (Note 3)......................  $        18.11
 Maximum sales charge (8.50%* of offering price)................            1.68
                                                                  --------------
 Maximum offering price to public...............................  $        19.79
                                                                  --------------
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $32,489,335 and 1,794,453 shares of beneficial
 interest issued and outstanding) (Note 3)......................  $        18.11
 Maximum sales charge (5.50%* of offering price)................            1.05
                                                                  --------------
 Maximum offering price to public...............................  $        19.16
                                                                  --------------
 Class B Shares:
 Net asset value and offering price per share (Based on net
 assets of $52,070,804 and 2,878,964 shares of beneficial
 interest issued and outstanding) (Note 3)......................  $        18.09
                                                                  --------------

*On sales of $10,000 or more for Class 1 shares and $50,000 or more for Class A shares, the sales charge will be reduced.
                                               See Notes to Financial Statements

 GROWTH AND INCOME FUND                                STATEMENT OF OPERATIONS


                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends.........................................................  $ 19,334,312
Interest..........................................................     5,618,499
                                                                    ------------
 Total Income.....................................................    24,952,811
                                                                    ------------
EXPENSES:
Investment Advisory Fee (Note 2)..................................     6,017,204
Shareholder Services (Note 2).....................................     1,815,960
Distribution (12b-1) and Service Fees (Attributed to Classes A and
B of $16,874 and $111,249, respectively) (Note 6).................       128,123
Trustees Fees and Expenses (Note 2)...............................        95,509
Other ............................................................       537,739
                                                                    ------------
 Total Expenses...................................................     8,594,535
                                                                    ------------
NET INVESTMENT INCOME.............................................  $ 16,358,276
                                                                    ------------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain/Loss on Securities:
 Investments......................................................  $116,393,676
 Options..........................................................        22,970
 Futures..........................................................     4,467,847
                                                                    ------------
Net Realized Gain on Securities...................................   120,884,493
                                                                    ------------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..........................................   116,856,572
                                                                    ------------
 End of the Period:
 Investments......................................................   156,009,949
 Futures..........................................................       688,687
                                                                    ------------
                                                                     156,698,636
                                                                    ------------
Net Unrealized Appreciation on Securities During the Period.......    39,842,064
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................  $160,726,557
                                                                    ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................  $177,084,833
                                                                    ------------

                                            STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                    Year Ended        Year Ended
                                              October 31, 1996  October 31, 1995
---------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................    $   16,358,276      $ 17,273,261
Net Realized Gain on Securities.............       120,884,493        84,851,910
Net Unrealized Appreciation/Depreciation on
 Securities During the Period...............        39,842,064        53,004,855
                                                --------------      ------------
Change in Net Assets from Operations........       177,084,833       155,130,026
                                                --------------      ------------
Distributions from Net Investment Income
 (Note 1)...................................       (17,629,557)      (14,344,183)
Distributions from Net Realized Gain on
 Securities (Note 1)........................       (85,264,726)      (71,729,488)
                                                --------------      ------------
 Total Distributions........................      (102,894,283)      (86,073,671)
                                                --------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES..................................        74,190,550        69,056,355
                                                --------------      ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...................       168,779,871        94,833,007
Net Asset Value of Shares Issued Through
Dividend Reinvestment.......................       101,272,424        84,847,579
Cost of Shares Repurchased..................      (145,132,999)     (133,313,425)
                                                --------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS................................       124,919,296        46,367,161
                                                --------------      ------------
TOTAL INCREASE IN NET ASSETS................       199,109,846       115,423,516
NET ASSETS:
Beginning of the Period.....................       828,318,800       712,895,284
                                                --------------      ------------
End of the Period (Including undistributed
 net investment income of $4,421,000 and
 $5,483,984, respectively)..................    $1,027,428,646      $828,318,800
                                                --------------      ------------

                                               See Notes to Financial Statements

 GROWTH AND INCOME FUND                                   FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                 Year Ended October 31,
                                           ------------------------------------
Class 1 Shares                                1996   1995   1994    1993   1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..  $16.95 $15.77 $17.13  $15.54 $14.70
                                           ------- ------ ------  ------ ------
 Net Investment Income....................    .308    .36    .29     .29   .275
 Net Realized and Unrealized Gain/Loss on
  Securities..............................   2.943  2.715 (.2125) 1.8775 1.2875
                                           ------- ------ ------  ------ ------
Total from Investment Operations..........   3.251  3.075  .0775  2.1675 1.5625
                                           ------- ------ ------  ------ ------
Less:
 Distributions from Net Investment Income.    .340    .30   .275   .2775   .295
 Distributions from Net Realized Gain on
  Securities..............................   1.755  1.595 1.1625     .30  .4275
                                           ------- ------ ------  ------ ------
Total Distributions.......................   2.095  1.895 1.4375   .5775  .7225
                                           ------- ------ ------  ------ ------
Net Asset Value, End of the Period........ $18.106 $16.95 $15.77  $17.13 $15.54
                                           ------- ------ ------  ------ ------
Total Return (a)..........................  20.58% 22.45%   .51%  14.13% 10.85%
Net Assets at End of the Period (In
millions).................................  $942.9 $828.3 $712.9  $712.4 $591.0
Ratio of Expenses to Average Net Assets...    .91%   .96%  1.02%   1.05%  1.09%
Ratio of Net Investment Income to Average
Net Assets................................   1.78%  2.27%  1.84%   1.76%  1.84%
Portfolio Turnover........................    121%   117%    88%     51%    32%
Average Commission Paid per Equity Share
Traded (b)................................   $.056    N/A    N/A     N/A    N/A

--------------------------------------------------------------------------------

                                           Class A Shares        Class B Shares
                                           --------------        --------------
                                             Period Ended          Period Ended
                                      October 31, 1996(c)   October 31, 1996(c)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.............................               $17.190               $17.190
                                                  -------               -------
 Net Investment Income.............                  .071                  .042
 Net Realized and Unrealized Gain
  on Securities....................                  .906                  .899
                                                  -------               -------
Total from Investment Operations...                  .977                  .941
Less Distributions from Net
Investment Income..................                  .062                  .044
                                                  -------               -------
Net Asset Value, End of the Period.               $18.105               $18.087
                                                  -------               -------
Total Return (a)...................                 5.72%*                5.49%*
Net Assets at End of the Period (In
millions)..........................               $  32.5               $  52.1
Ratio of Expenses to Average Net
Assets.............................                 1.16%                 1.91%
Ratio of Net Investment Income to
 Average Net Assets................                 1.78%                 1.05%
Portfolio Turnover.................                  121%                  121%
Average Commission Paid Per Equity
Share Traded (b)...................               $  .056               $  .056

*Non-Annualized
(a) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.
(b) Represents the average brokerage commission paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
(c)  Class A and B Shares commenced distribution on August 8, 1996.
                                               See Notes to Financial Statements

 INTERNATIONAL EQUITY FUND                            PORTFOLIO OF INVESTMENTS


                                October 31, 1996
--------------------------------------------------------------------------------

Description                                                  Shares Market Value
--------------------------------------------------------------------------------
COMMON STOCK AND EQUIVALENTS 95.1%
AUSTRALIA 3.8%
Coca-Cola Amatil...........................................  50,781 $   698,360
                                                                    -----------
AUSTRIA 3.6%
Wolford, AG................................................   5,000     659,346
                                                                    -----------
CHILE 1.3%
Embotelladora Andina, SA, ADR..............................   7,000     241,500
                                                                    -----------
FINLAND 1.1%
Nokia (AB), Series A, Preferred Stock......................   4,100     189,314
Nokia (AB), Series K.......................................     400      18,876
                                                                    -----------
                                                                        208,190
                                                                    -----------
FRANCE 3.0%
Castorama Dubois...........................................   1,674     286,504
Sidel, SA..................................................   4,000     266,875
                                                                    -----------
                                                                        553,379
                                                                    -----------
GERMANY 5.2%
SAP AG.....................................................     500      67,684
SAP AG, Preferred Stock....................................   2,500     336,437
SGL Carbon.................................................   5,000     562,929
                                                                    -----------
                                                                        967,050
                                                                    -----------
HONG KONG 10.8%
HKR International.......................................... 314,160     398,175
Cheung Kong Holdings.......................................  50,000     400,921
HSBC Holdings..............................................  20,261     412,704
Hutchison Whampoa..........................................  50,000     349,189
Sun Hung Kai Properties....................................  20,000     227,619
Swire Pacific..............................................  25,000     220,668
                                                                    -----------
                                                                      2,009,276
                                                                    -----------
INDIA 1.8%
Mahindra & Mahindra, Ltd, GDR (a)..........................  30,000     330,000
                                                                    -----------
IRELAND 5.4%
Bank of Ireland............................................  31,285     258,797
CRH PLC....................................................  12,220     125,961
Greencore Group............................................  50,660     292,031
Independent News...........................................  60,639     317,958
                                                                    -----------
                                                                        994,747
                                                                    -----------
ITALY 8.3%
De Rigo SPA, ADR (a).......................................  10,000     108,750
Fila Holdings SPA, ADR.....................................   6,000     432,000
Gucci Group, NV............................................   7,000     483,000
Luxottica Group SPA, ADR...................................   5,000     317,500
Telecom Italia, Mobile..................................... 100,000     206,658
                                                                    -----------
                                                                      1,547,908
                                                                    -----------
JAPAN 4.0%
Bank of Tokyo..............................................     550      11,208
Noritsu Koki Co............................................   6,000     313,556
Ohmoto Gumi Co.............................................   6,600      99,706
Sato Corp..................................................   7,700     155,549
Trans Cosmos, Inc..........................................   4,400     164,244
                                                                    -----------
                                                                        744,263
                                                                    -----------
MALAYSIA 6.4%
Leiusure Management........................................  75,000     280,526
Seal, Inc.................................................. 100,000     241,441
Sungei Way Holdings........................................  75,000     427,469
Sunway Building Technology.................................  75,000     235,998
                                                                    -----------
                                                                      1,185,434
                                                                    -----------
MEXICO 1.7%
Gruma, Series B (a)........................................  65,102     323,182
                                                                    -----------

                                               See Notes to Financial Statements

 INTERNATIONAL EQUITY FUND                PORTFOLIO OF INVESTMENTS (CONTINUED)


                               October 31, 1996
-------------------------------------------------------------------------------

     Description                                             Shares Market Value
--------------------------------------------------------------------------------
     NETHERLANDS 10.1%
     Baan Co., NV (a)....................................     7,500 $   277,500
     Getronics, NV.......................................    17,132     421,055
     Hunter Douglas, NV..................................     7,500     530,441
     IHC Caland, NV......................................    10,000     558,142
     Xeikon, NV (a)......................................    10,000      93,750
                                                                    -----------
                                                                      1,880,888
     NORWAY 4.4%
     Tomra Systems, AS...................................    35,000     496,411
     Transocean Offshore, Inc............................     5,000     316,250
                                                                    -----------
                                                                        812,661
                                                                    -----------
     SINGAPORE 2.2%
     Cerebos Pacific.....................................    25,000     193,468
     Singapore Technologies..............................   100,000     217,252
                                                                    -----------
                                                                        410,720
                                                                    -----------
     SWEDEN 4.9%
     Astra, AB, Series A.................................     7,500     344,450
     Autoliv, AB.........................................     7,000     297,002
     Ericsson (LM) Telephone, Series B...................    10,000     270,694
                                                                    -----------
                                                                        912,146
                                                                    -----------
     SWITZERLAND 3.7%
     Ciba Geigy, AG......................................       500     615,902
     Roche Holdings, Ltd.................................     1,000      76,125
                                                                    -----------
                                                                        692,027
                                                                    -----------
     THAILAND 1.3%
     Quality Houses Co...................................    45,000      40,596
     Siam Makro..........................................    50,000     209,845
                                                                    -----------
                                                                        250,441
                                                                    -----------
     UNITED KINGDOM 12.1%
     Boxmore International...............................   132,000     672,461
     British Biotech (a).................................   123,750     455,200
     Powerscreen International...........................    60,000     593,750
     Rentokil Initial PLC................................    25,000     167,847
     Serco Group.........................................    35,000     359,456
                                                                    -----------
                                                                      2,248,714
                                                                    -----------
 TOTAL LONG-TERM INVESTMENTS 95.1%
  (Cost $14,826,542) (b)..........................................   17,670,232
 REPURCHASE AGREEMENT 2.6%
  State Street Bank & Trust (U.S. Treasury Note, $500,000 par,
  4.750% coupon, due 8/31/98, dated 10/31/96, to be sold on
  11/01/96 at $482,026)...........................................      482,000
 FOREIGN CURRENCY 1.2%............................................
  (Various Denominations, Cost $221,205)..........................      224,537
 OTHER ASSETS IN EXCESS OF LIABILITIES 1.1%.......................      196,643
                                                                    -----------
 NET ASSETS 100.0%................................................  $18,573,412
                                                                    -----------

(a) Non-income producing security as this stock currently does not declare dividends.
(b) At October 31, 1996, the cost for federal income tax purposes is $14,826,542; the aggregate gross unrealized appreciation is $3,484,616 and the aggregate gross unrealized depreciation is $638,562, resulting in net unrealized appreciation on investments, including foreign currency translation of other assets and liabilities, of $2,846,054.
                                              See Notes to Financial Statements

 INTERNATIONAL EQUITY FUND                 STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $14,826,542) (Note 1)..........  $17,670,232
Repurchase Agreement (Note 1).....................................      482,000
Foreign Currency, at Market Value (Cost $221,205).................      224,537
Cash..............................................................          316
Receivables:
 Fund Shares Sold.................................................      532,482
 Securities Sold..................................................       78,807
 Dividends........................................................       18,895
Unamortized Organizational Expenses (Note 1)......................       13,921
                                                                    -----------
 Total Assets.....................................................   19,021,190
                                                                    -----------
LIABILITIES:
Payables:
 Securities Purchased.............................................      239,568
 Fund Shares Repurchased..........................................       98,561
 Distributor and Affiliates (Notes 2 and 6).......................       19,242
Accrued Expenses..................................................       87,808
Retirement Plan (Note 2)..........................................        2,599
                                                                    -----------
 Total Liabilities................................................      447,778
                                                                    -----------
NET ASSETS........................................................  $18,573,412
                                                                    -----------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $15,761,457
Net Unrealized Appreciation on Securities.........................    2,846,054
Accumulated Net Realized Loss on Securities.......................      (33,287)
Accumulated Net Investment Loss...................................         (812)
                                                                    -----------
NET ASSETS........................................................  $18,573,412
                                                                    -----------
MAXIMUM OFFERING PRICE PER SHARE:
 Class 1 Shares:
 Net asset value and redemption price per share (Based on net assets of $162,078 and 9,813 shares of beneficial interest issued
 and outstanding) (Note 3)........................................  $     16.52
 Maximum sales charge (8.50%* of offering price)..................         1.53
                                                                    -----------
 Maximum offering price to public.................................  $     18.05
                                                                    -----------
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $10,371,854 and 626,946 shares of beneficial interest
 issued and outstanding) (Note 3).................................  $     16.54
 Maximum sales charge (5.50%* of offering price)..................          .96
                                                                    -----------
 Maximum offering price to public.................................  $     17.50
                                                                    -----------
 Class B Shares:
 Net asset value and offering price per share (Based on net assets of $8,039,480 and 491,294 shares of beneficial interest issued
 and outstanding) (Note 3)........................................  $     16.36
                                                                    -----------
 *On sales of $10,000 or more for Class 1 shares and $50,000 or more for Class A shares, the sales charge will be reduced.

                                               See Notes to Financial Statements

 INTERNATIONAL EQUITY FUND                             STATEMENT OF OPERATIONS


                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $18,975)............  $  140,260
Interest...........................................................      15,175
                                                                     ----------
 Total Income......................................................     155,435
                                                                     ----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................     130,149
Registration and Filing Fees.......................................     101,643
Custody............................................................      92,664
Shareholder Services (Note 2)......................................      80,198
Distribution (12b-1) and Service Fees (Attributed to Classes A and
B of $18,784 and $54,930, respectively) (Note 6)...................      73,714
Accounting (Note 2)................................................      30,600
Trustees Fees and Expenses (Note 2)................................      17,663
Amortization of Organization Expenses (Note 1).....................       4,179
Other .............................................................      46,424
                                                                     ----------
 Total Expenses....................................................     577,234
 Less Fees Waived and Expenses Reimbursed ($130,149 and $47,998,
 respectively) (Note 2)............................................     178,147
                                                                     ----------
 Net Expenses......................................................     399,087
                                                                     ----------
NET INVESTMENT LOSS................................................  $ (243,652)
                                                                     ----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
 Investments.......................................................  $  (33,287)
 Foreign Currency Transactions.....................................     (11,703)
                                                                     ----------
Net Realized Loss on Securities....................................     (44,990)
                                                                     ----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................     605,490
                                                                     ----------
 End of the Period:
 Investments.......................................................   2,843,690
 Foreign Currency Translation......................................       2,364
                                                                     ----------
                                                                      2,846,054
                                                                     ----------
Net Unrealized Appreciation on Securities During the Period........   2,240,564
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................  $2,195,574
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $1,951,922
                                                                     ----------

                                            STATEMENT OF CHANGES IN NET ASSETS

      For the Year Ended October 31, 1996 and the Period February 21, 1995
          (Commencement of Investment Operations) to October 31, 1995

--------------------------------------------------------------------------------

                                                  Year Ended      Period Ended
                                            October 31, 1996  October 31, 1995
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss........................      $  (243,652)       $  (59,847)
Net Realized Gain/Loss on Securities.......          (44,990)           13,225
Net Unrealized Appreciation on Securities
 During the Period.........................        2,240,564           605,490
                                                 -----------        ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES.................................        1,951,922           558,868
                                                 -----------        ----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold..................       11,512,611         8,899,218
Cost of Shares Repurchased.................       (4,212,850)         (136,557)
                                                 -----------        ----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS...............................        7,299,761         8,762,661
                                                 -----------        ----------
TOTAL INCREASE IN NET ASSETS...............        9,251,683         9,321,529
NET ASSETS:
Beginning of the Period....................        9,321,729               200
                                                 -----------        ----------
End of the Period (Including undistributed
 net investment loss of $812 and $0,
 respectively).............................      $18,573,412        $9,321,729
                                                 -----------        ----------

                                               See Notes to Financial Statements

 INTERNATIONAL EQUITY FUND                                FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

--------------------------------------------------------------------------------

                                                              August 8, 1996
                                                            (Commencement of
                                                            Distribution) to
Class 1 Shares                                          October 31, 1996 (a)
------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...............               $16.00
                                                                     -------
 Net Investment Loss...................................                (.028)
 Net Realized and Unrealized Gain on Securities........                 .545
                                                                     -------
Total from Investment Operations.......................                 .517
                                                                     -------
Net Asset Value, End of the Period.....................              $16.517
                                                                     -------
Total Return* (b)......................................                3.25%**
Net Assets at End of the Period (In millions)..........                  $.2
Ratio of Expenses to Average Net Assets*...............                2.50%
Ratio of Net Investment Loss to Average Net Assets*....               (1.31%)
Portfolio Turnover.....................................                  78%
Average Commission Paid Per Equity Share Traded (c)....               $.0314
*If certain expenses had not been waived or reimbursed
by VKAC, total return would have
been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets................                3.87%
Ratio of Net Investment Loss to Average Net Assets.....               (2.67%)

**Non-Annualized
(a) Based on average month-end shares outstanding.
(b)Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c)Represents the average brokerage commissions paid on equity transactions entered into during the period for trades where commissions were applicable.
                                               See Notes to Financial Statements

 INTERNATIONAL EQUITY FUND                    FINANCIAL HIGHLIGHTS (CONTINUED)

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                 February 21, 1995
                                                  (Commencement of
                                                        Investment
                                 Year Ended         Operations) to
Class A Shares             October 31, 1996   October 31, 1995 (a)
-----------------------------------------------------------------------
Net Asset Value,
Beginning of the Period..            $13.86                 $11.81
                                    -------                 ------
 Net Investment Loss.....             (.189)                  (.14)
 Net Realized and
  Unrealized Gain on
  Securities.............             2.872                   2.19
                                    -------                 ------
Total from Investment
Operations...............             2.683                   2.05
                                    -------                 ------
Net Asset Value, End of
the Period...............           $16.543                 $13.86
                                    -------                 ------
Total Return* (b)........             19.34%                16.28%**(c)
Net Assets at End of the
Period (In millions).....             $10.4                   $6.6
Ratio of Expenses to
Average Net Assets*......              2.75%                 3.64%
Ratio of Net Investment
Loss to Average Net
Assets*..................             (1.56%)               (1.40%)
Portfolio Turnover.......                78%                   17%**
Average Commission Paid
Per Equity Share Traded
(d)......................            $.0314                    --
*If certain expenses had
not been waived or
reimbursed by VKAC, total
return would have been
lower and the ratios
would have been as
follows:
Ratio of Expenses to
Average Net Assets.......              4.12%                 5.97%
Ratio of Net Investment
Loss to Average Net
Assets...................             (2.92%)               (3.73%)

-----------------------------------------------------------------------
                                                 February 21, 1995
                                                  (Commencement of
                                                        Investment
                                 Year Ended         Operations) to
Class B Shares             October 31, 1996   October 31, 1995 (a)
-----------------------------------------------------------------------
Net Asset Value,
Beginning of the Period..            $13.79                 $11.81
                                    -------                 ------
 Net Investment Loss.....             (.254)                  (.21)
 Net Realized and
  Unrealized Gain on
  Securities.............             2.828                   2.19
                                    -------                 ------
Total from Investment
Operations...............             2.574                   1.98
                                    -------                 ------
Net Asset Value, End of
the Period...............           $16.364                 $13.79
                                    -------                 ------
Total Return* (b)........            18.64%                 15.69%**(c)
Net Assets at End of the
Period (In millions).....              $8.0                   $2.7
Ratio of Expenses to
Average Net Assets*......             3.50%                  4.33%
Ratio of Net Investment
Loss to Average Net
Assets*..................            (2.31%)                (2.80%)
Portfolio Turnover.......               78%                    17%**
Average Commission Paid
Per Equity Shares
Traded (d)...............            $.0314                    --
*If certain expenses had
not been waived or
reimbursed by VKAC, total
return would have been
lower and the ratios
would have been as
follows:
Ratio of Expenses to
Average Net Assets.......             4.87%                  6.67%
Ratio of Net Investment
Loss to Average Net
Assets...................            (3.67%)                (5.13%)

**Non-Annualized
(a)Based on average month-end shares outstanding.
(b)Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c)Total return from March 17, 1995 (date the Fund's investment strategy was implemented) through October 31, 1995.
(d) Represents the average brokerage commissions paid on equity transactions entered into during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
                                               See Notes to Financial Statements

 MONEY MARKET FUND                                    PORTFOLIO OF INVESTMENTS
                                October 31, 1996

--------------------------------------------------------------------------------

                                                           Discount
 Par                                                       Yield on
 Amount                                                     Date of   Amortized
 (000)  Description                               Maturity Purchase        Cost
--------------------------------------------------------------------------------
        U.S. GOVERNMENT AND AGENCY OBLIGATIONS 68.7%
 $2,000 Federal Home Loan Bank..................  03/17/97   5.57%  $ 1,958,748
  5,000 Federal Home Loan Mortgage Corp.........  11/08/96   5.19     4,994,256
  7,000 Federal Home Loan Mortgage Corp.........  11/19/96   5.21     6,980,826
  3,000 Federal Home Loan Mortgage Corp.........  01/07/97   5.30     2,970,307
  4,000 Federal Home Loan Mortgage Corp.........  02/10/97   5.33     3,940,670
  5,000 Federal National Mortgage Assn..........  11/05/96   5.39     4,996,362
  5,000 Federal National Mortgage Assn..........  11/13/96   5.20     4,990,638
  2,000 Federal National Mortgage Assn..........  12/10/96   5.44     1,988,244
  2,000 Federal National Mortgage Assn..........  01/17/97   5.38     1,977,120
  2,000 Federal National Mortgage Assn..........  02/18/97   5.43     1,967,550
  2,000 Federal National Mortgage Assn..........  03/06/97   5.64     1,961,640
  3,000 Federal National Mortgage Assn..........  03/27/97   5.46     2,934,953
                                                                    -----------
        TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS...............  41,661,314
                                                                    -----------
        COMMERCIAL PAPER 19.4%
  2,900 Chevron Oil Finance Co..................  11/05/96   5.25     2,897,889
  2,900 General Electric Capital Corp...........  11/04/96   5.29     2,898,302
  3,000 General Electric Co. ...................  11/14/96   5.36     2,993,828
  3,000 Metlife Funding Inc.....................  12/09/96   5.27     2,983,003
                                                                    -----------
        TOTAL COMMERCIAL PAPER.....................................  11,773,022
                                                                    -----------
        REPURCHASE AGREEMENTS 12.1%
        Lehman Brothers Inc. ($3,675,000 par collateralized by
        U.S. Government obligations in a pooled cash
         account, dated 10/31/96, to be sold on 11/01/96 at
        $3,675,582)................................................   3,675,000
        SBC Capital Markets Inc. ($3,670,000 par collateralized by
        U.S. Government obligations in a pooled cash
         account, dated 10/31/96, to be sold on 11/01/96 at
        $3,670,581)................................................   3,670,000
                                                                    -----------
        TOTAL REPURCHASE AGREEMENTS................................   7,345,000
                                                                    -----------
 TOTAL INVESTMENTS (A) 100.2%......................................  60,779,336
 LIABILITIES IN EXCESS OF OTHER ASSETS (0.2%)......................    (123,512)
                                                                    -----------
 NET ASSETS 100.0%................................................. $60,655,824
                                                                    -----------

(a)At October 31, 1996, cost is identical for both book and federal income tax purposes.
                                               See Notes to Financial Statements

 MONEY MARKET FUND                         STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Investments, at Amortized Cost which Approximates Market (Note 1).  $53,434,336
Repurchase Agreements (Note 1)....................................    7,345,000
Cash..............................................................          484
Receivable for Fund Shares Sold...................................      272,791
Other.............................................................        8,684
                                                                    -----------
 Total Assets.....................................................   61,061,295
                                                                    -----------
LIABILITIES:
Payables:
 Income Distributions.............................................      226,440
 Distributor and Affiliates (Note 2)..............................      121,628
 Fund Shares Repurchased..........................................       43,698
Retirement Plan (Note 2)..........................................        1,627
Accrued Expenses..................................................       12,078
                                                                    -----------
 Total Liabilities................................................      405,471
                                                                    -----------
NET ASSETS........................................................  $60,655,824
                                                                    -----------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $60,654,421
Accumulated Undistributed Net Investment Income...................        1,403
                                                                    -----------
NET ASSETS .......................................................  $60,655,824
                                                                    -----------
MAXIMUM OFFERING PRICE PER SHARE:
 Class 1 Shares:
 Net asset value per share (Based on net assets of $59,913,334 and
  59,912,205 shares of beneficial interest issued and
  outstanding)....................................................  $      1.00
                                                                    -----------
 Class A Shares:
 Net asset value per share (Based on net assets of $728,835 and
  728,810 shares of beneficial interest issued and outstanding)...  $      1.00
                                                                    -----------
 Class B Shares:
 Net asset value per share (Based on net assets of $13,655 and
  13,654 shares of beneficial interest issued and outstanding)....  $      1.00
                                                                    -----------

                                               See Notes to Financial Statements

 MONEY MARKET FUND                                     STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...........................................................  $3,378,363
                                                                     ----------
EXPENSES:
Shareholder Services (Note 2)......................................     578,482
Investment Advisory Fee (Note 2)...................................     308,356
Registration and Filing Fees.......................................      97,800
Accounting (Note 2)................................................      62,857
Trustees Fees and Expenses (Note 2)................................      21,914
Distribution (12b-1) and Service Fees (Attributed to Classes A and
B of $54 and $4, respectively) (Note 6)............................          58
Other..............................................................      75,169
                                                                     ----------
 Total Expenses....................................................   1,144,636
 Less Fees Waived and Expenses Reimbursed ($308,356 and $219,511,
 respectively) (Note 2)............................................     527,867
                                                                     ----------
 Net Expenses......................................................     616,769
                                                                     ----------
NET INVESTMENT INCOME..............................................  $2,761,594
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $2,761,594
                                                                     ----------

                                            STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended        Year Ended
                                            October 31, 1996  October 31, 1995
-------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................      $ 2,761,594       $ 2,753,676
Distributions from Net Investment Income
 (Note 1)..................................       (2,761,337)       (2,753,721)
                                                 -----------       -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
 ACTIVITIES................................              257               (45)
                                                 -----------       -----------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold..................       68,178,381        63,147,486
Net Asset Value of Shares Issued Through
 Dividend Reinvestment.....................        2,715,171         2,705,499
Cost of Shares Repurchased.................      (70,542,884)      (61,949,391)
                                                 -----------       -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS...............................          350,668         3,903,594
                                                 -----------       -----------
TOTAL INCREASE IN NET ASSETS...............          350,925         3,903,549
NET ASSETS:
Beginning of the Period....................       60,304,899        56,401,350
                                                 -----------       -----------
End of the Period (Including undistributed
 net investment income of $1,403 and
 $1,146, respectively).....................      $60,655,824       $60,304,899
                                                 -----------       -----------

                                               See Notes to Financial Statements

 MONEY MARKET FUND                                        FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
              Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                               Year Ended October 31,
                                          ------------------------------------
Class 1 Shares                             1996    1995    1994   1993    1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period..................................  $1.00   $1.00   $1.00  $1.00   $1.00
                                          -----  ------  ------  -----  ------
Net Investment Income...................   .045   .0492   .0288   .023   .0324
Less Distributions from Net Investment
Income..................................  (.045) (.0492) (.0288) (.023) (.0324)
                                          -----  ------  ------  -----  ------
Net Asset Value, End of the Period......  $1.00   $1.00   $1.00  $1.00   $1.00
                                          -----  ------  ------  -----  ------
Total Return*...........................  4.57%   5.01%   2.91%  2.31%   3.29%
Net Assets at End of the Period (In
millions)...............................  $59.9   $60.3   $56.4  $59.2   $72.5
Ratio of Expenses to Average Net
Assets*.................................  1.00%   1.00%   1.00%  1.00%   1.00%
Ratio of Net Investment Income to
Average Net Assets*.....................  4.48%   4.89%   2.87%  2.30%   3.27%
*If certain expenses had not been waived
or reimbursed by VKAC, total return
would have
been lower and the ratios would have
been as follows:
Ratio of Expenses to Average Net Assets.  1.86%   1.71%   1.84%  1.74%   1.60%
Ratio of Net Investment Income to
Average Net Assets......................  3.62%   4.18%   2.03%  1.56%   2.67%

--------------------------------------------------------------------------------

                                             Class A Shares      Class B Shares
                                        ------------------- -------------------
                                               Period Ended        Period Ended
                                        October 31, 1996(a) October 31, 1996(a)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period................................         $1.00               $1.00
                                               -----               -----
Net Investment Income.................          .010                .007
Less Distributions from Net Investment
Income................................         (.010)              (.007)
                                               -----               -----
Net Asset Value, End of the Period....         $1.00               $1.00
                                               -----               -----
Total Return*(b)......................         1.00%**              .73%**
Net Assets at End of the Period (In
millions).............................           $.7                 $.0
Ratio of Expenses to Average Net
Assets*...............................         1.09%               1.75%
Ratio of Net Investment Income to
Average Net Assets*...................         4.49%               4.17%
*If certain expenses had not been
waived or reimbursed by VKAC, total
return would have
been lower and the ratios would have
been as follows:
Ratio of Expenses to Average Net
Assets................................         1.96%               2.61%
Ratio of Net Investment Income to
Average Net Assets....................         3.62%               3.31%

**Non-Annualized
(a) Class A and Class B Shares commenced distribution on August 8, 1996.
(b) Total return is based upon net asset value which does not include payment of the contingent deferred sales charge for Class B Shares.

                                               See Notes to Financial Statements

 MUNICIPAL BOND FUND                                  PORTFOLIO OF INVESTMENTS
                                October 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                Coupon Maturity Market Value
-------------------------------------------------------------------------------
        MUNICIPAL BONDS
        ALASKA 0.9%
 $1,000 Valdez, AK Marine Term Rev Sohio
        Pipeline Rfdg...........................   7.125% 12/01/25 $  1,105,080
                                                                   ------------
        ARIZONA 0.5%
    400 Maricopa Cnty, AZ Indl Dev Auth Multi
        Family Hsg Rev Rfdg.....................   6.500  07/01/09      416,252
    225 Scottsdale, AZ Indl Dev Auth Rev Mtg
        Westminster Village Ser A...............   8.250  06/01/15      238,300
                                                                   ------------
                                                                        654,552
                                                                   ------------
        CALIFORNIA 5.3%
  2,000 California Hlth Fac Fin Auth Rev Insd
        Hlth Fac Catholic Ser B Rfdg (AMBAC
        Insd)...................................   5.000  07/01/14    1,864,200
    100 California Spl Dists Fin Auth Ctfs Partn
        Ser A...................................   8.500  07/01/18      107,253
    500 Compton, CA Ctfs Partn Ser B............   7.500  08/01/15      529,000
    560 Del Mar, CA Race Track Auth Rev Rfdg....   6.000  08/15/01      561,092
  1,230 Los Angeles Cnty, CA Pub Wks Fin Auth
        Lease Rev Ser B Rfdg (MBIA Insd)........   5.250  09/01/13    1,187,258
  1,000 Orange Cnty, CA Recovery Ctfs Ser A
        (MBIA Insd).............................   6.000  07/01/08    1,079,690
  1,000 Orange Cnty, CA Recovery Ser A Rfdg
        (MBIA Insd).............................   6.000  06/01/09    1,072,680
                                                                   ------------
                                                                      6,401,173
                                                                   ------------
        COLORADO 4.1%
  1,000 Arapahoe Cnty, CO Cap Impt Trust Fund
        Hwy Rev E-470 Proj Ser B................   7.000  08/31/26    1,085,080
  7,000 Arapahoe Cnty, CO Cap Impt Trust Fund
        Hwy Rev E-470 Proj Ser C................       *  08/31/26      823,607
    500 Arvada, CO Sales & Use Tax Rev (FGIC
        Insd)...................................   6.250  12/01/12      526,656
    250 Berry Creek Metro Dist CO...............   8.250  12/01/11      275,760
    400 Edgewater, CO Redev Auth Tax Increment
        Rev.....................................   6.750  12/01/08      428,428
    500 Highlands Ranch Metro Dist No 1 CO
        (Prerefunded @ 09/01/02)................   7.300  09/01/12      572,750
  1,000 Highlands Ranch Metro Dist No 2 CO (FSA
        Insd)...................................   6.500  06/15/10    1,125,170
    100 Jefferson Cnty, CO Districtwide Sales
        Tax Rev (Prerefunded @ 12/01/98)........   8.200  12/01/13      107,934
                                                                   ------------
                                                                      4,945,385
                                                                   ------------
        CONNECTICUT 2.1%
  1,000 Connecticut St Hlth & Edl Fac Auth Rev
        Day Kimball Hosp Ser A (FSA Insd).......   5.375  07/01/26      961,260
    500 Connecticut St Hlth & Edl Fac Auth Rev
        Univ Hartford Ser D Rfdg................   6.750  07/01/12      513,305
  1,000 Mashantucket Western Pequot Tribe CT....   6.500  09/01/05    1,028,620
                                                                   ------------
                                                                      2,503,185
                                                                   ------------
        DELAWARE 0.2%
    250 Delaware St Econ Dev Auth Rev
        Osteopathic Hosp Assoc DE Ser A.........   6.750  01/01/13      277,435
                                                                   ------------
        DISTRICT OF COLUMBIA 0.9%
    500 District of Columbia Rev Howard Univ Ser
        A (MBIA Insd)...........................   8.000  10/01/17      527,375
    500 District of Columbia Ser A (Prerefunded
        @ 06/01/00)
        (AMBAC Insd)............................   7.500  06/01/10      560,020
                                                                   ------------
                                                                      1,087,395
                                                                   ------------
        FLORIDA 2.1%
    425 Broward Cnty, FL Res Recovery Rev.......   7.950  12/01/08      468,563
  1,160 Dade Cnty, FL Professional Sports
        Franchise Fac Tax Rev (MBIA Insd).......       *  10/01/19      311,170
  1,155 Dade Cnty, FL Professional Sports
        Franchise Fac Tax Rev (MBIA Insd).......       *  10/01/21      275,213
  1,000 Florida St Correctional Privatization
        Comm Ctfs Partn (AMBAC Insd)............   5.000  08/01/17      935,560
    500 Saint Petersburg, FL Hlth Fac Auth Rev
        (Prerefunded @ 12/01/99)................   7.750  12/01/15      559,405
                                                                   ------------
                                                                      2,549,911
                                                                   ------------
        HAWAII 0.8%
  1,000 Hawaii St Ser CD Rfdg...................   5.000  02/01/03    1,017,370
                                                                   ------------
        ILLINOIS 7.2%
    500 Chicago, IL Metropolitan Wtr Reclamation
        Dist Gtr Chicago........................   7.000  01/01/11      581,435
  2,650 Chicago, IL Wastewtr Transmission Rev
        (FGIC Insd).............................   5.125  01/01/25    2,435,615
    500 Chicago, IL Wastewtr Transmission Rev
        (Prerefunded @ 01/01/03) (FGIC Insd)....   6.300  01/01/12      550,010
    500 Cook Cnty, IL (Prerefunded @ 11/01/00)
        (MBIA Insd).............................   7.000  11/01/10      555,320
    500 Cook Cnty, IL Cmnty College Dist No 508
        Chicago Ctfs Partn (FGIC Insd)..........   8.750  01/01/07      638,735
    250 Crestwood, IL Tax Increment Rev Rfdg....   7.250  12/01/08      252,835
    500 DuPage Cnty, IL Alt Rev Stormwtr Proj
        (Prerefunded @ 01/01/02)................   6.550  01/01/21      553,300

                                               See Notes to Financial Statements

 MUNICIPAL BOND FUND                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                October 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                Coupon Maturity Market Value
-------------------------------------------------------------------------------
        ILLINOIS (CONTINUED)
 $  250 Illinois Dev Fin Auth Rev Columbus Cuneo
        Cabrini Med Cent Rfdg (Prerefunded @
        02/01/00)...............................   8.500% 02/01/15 $    284,303
    500 Illinois Hlth Fac Auth Rev Delnor Cmnty
        Hosp Proj (Prerefunded @ 05/15/99)......   8.000  05/15/19      553,380
    500 Illinois Hlth Fac Auth Rev IL Masonic
        Med Cent Ser B (Prerefunded @ 10/01/99).   7.700  10/01/19      554,855
    500 Illinois Hlth Fac Auth Rev Lutheran Hlth
        Sys Ser B Rfdg (MBIA Insd)..............   6.000  04/01/18      502,180
    250 Illinois Hlth Fac Auth Rev Mem Hosp.....   7.250  05/01/24      262,048
    300 Illinois Hlth Fac Auth Rev Mercy Cent
        for Hlth Care Svcs......................   6.625  10/01/12      305,424
    500 Illinois Hlth Fac Auth Rev Northwestern
        Mem Hosp................................   6.750  08/15/11      531,810
    100 Illinois Hlth Fac Auth Rev Ser A (MBIA
        Insd)...................................   7.900  08/15/03      102,329
     40 Illinois Hlth Fac Auth Rev Ser A Rfdg
        (MBIA Insd).............................   7.900  08/15/03       45,509
                                                                   ------------
                                                                      8,709,088
                                                                   ------------
        INDIANA 3.3%
  1,900 Avon, IN Cmnty Sch Bldg Corp First Mtg
        (AMBAC Insd)............................   5.250  01/01/22    1,762,402
    100 Carmel, IN Retirement Rental Hsg Rev
        Beverly Enterprises IN Proj.............   8.750  12/01/08      110,345
  1,000 Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
        Hosp Proj (MBIA Insd)...................   6.850  07/01/22    1,101,430
    500 Merrillville, IN Multi Sch Bldg Corp 1st
        Mtg (Prerefunded @ 07/15/00)............   7.500  07/15/09      561,570
    500 Saint Joseph Cnty, IN Hosp Auth Hosp Fac
        Rev Mem Hosp South Bend Proj (MBIA
        Insd)...................................   6.250  08/15/22      516,080
                                                                   ------------
                                                                      4,051,827
                                                                   ------------
        IOWA 0.9%
  1,000 Des Moines, IA Pkg Fac Rev Ser A (FGIC
        Insd)...................................   7.250  07/01/15    1,088,300
                                                                   ------------
        KANSAS 0.2%
    250 Newton, KS Hosp Rev Newton Hlth Care
        Corp Ser A..............................   7.375  11/15/14      262,830
                                                                   ------------
        LOUISIANA 0.2%
    220 Louisiana Pub Fac Auth Rev Indl Dev
        Beverly Enterprise Rfdg.................   8.250  09/01/08      238,011
                                                                   ------------
        MAINE 0.4%
    250 Maine St Hsg Auth Mtg Pur Ser B.........   7.900  11/15/06      262,233
    250 Regional Waste Sys Inc Maine Solid Waste
        Resources Recovery Rev..................   7.950  07/01/10      272,900
                                                                   ------------
                                                                        535,133
                                                                   ------------
        MASSACHUSETTS 2.2%
    500 Boston, MA Rev Boston City Hosp (FHA
        Gtd)....................................   7.625  02/15/21      564,050
  1,000 Holyoke, MA Ser B Rfdg (FSA Insd).......   6.000  06/15/07    1,065,440
      5 Massachusetts Muni Wholesale Elec Co Pwr
        Supply Sys Rev Ser A....................   8.750  07/01/18        6,164
    250 Massachusetts St Hsg Fin Agy Hsg Rev
        Single Family Ser 31....................   6.450  12/01/16      259,570
    250 Massachusetts St Indl Fin Agy Indl Rev
        Beverly Enterprises Rfdg................   8.000  05/01/02      262,620
    500 Massachusetts St Wtr Res Auth Ser A
        (Prerefunded @ 04/01/00)................   7.500  04/01/16      558,435
                                                                   ------------
                                                                      2,716,279
                                                                   ------------
        MICHIGAN 2.9%
    500 Detroit, MI Area No 1 Ser A (Prerefunded
        @ 07/01/99).............................   7.600  07/01/10      550,490
  2,000 Detroit, MI Downtown Dev Auth Tax
        Increment Rev Dev Area No 1 Projs Ser
        C1......................................   6.250  07/01/25    2,040,480
    200 Huron Vly, MI Sch Dist (Prerefunded @
        05/01/01) (FGIC Insd)...................   7.100  05/01/08      224,638
    500 Kent Hosp Fin Auth MI Hosp Fac Rev Ser A
        (Prerefunded @ 01/15/00)................   7.250  01/15/12      551,615
    195 Michigan St Hosp Fin Auth Rev Detroit
        Med Cent Ser A Rfdg (Prerefunded @
        08/15/98)...............................   8.125  08/15/12      211,846
                                                                   ------------
                                                                      3,579,069
                                                                   ------------
        MINNESOTA 0.1%
    150 Minneapolis, MN Hlth Care Fac Rev
        Ebenezer Society Proj Ser A.............   7.000  07/01/12      154,371
                                                                   ------------
        MISSISSIPPI 0.8%
    500 Mississippi Hosp Equip & Fac Auth Rev
        Magnolia Hosp Proj Ser A................   7.375  10/01/21      507,235
    500 Ridgeland, MS Urban Renewal Rev The
        Orchard Ltd Proj Ser A Rfdg.............   7.750  12/01/15      518,630
                                                                   ------------
                                                                      1,025,865
                                                                   ------------
        MISSOURI 4.7%
  1,245 Cape Girardeau Cnty, MO Indl Dev Auth
        Multi Family Rev Hsg Cape Lacroix Ser A
        Rfdg (GNMA Collateralized)..............   6.400  06/20/31    1,274,643
  2,750 Kansas City, MO Muni Assist Corp Rev
        Rfdg (MBIA Insd)........................   5.000  04/15/20    2,554,558
    250 Missouri St Hlth & Edl Fac Auth.........   8.125  10/01/10      279,330
    500 Missouri St Hlth & Edl Fac Auth Hlth Fac
        Rev.....................................   6.000  02/15/06      505,940

                                               See Notes to Financial Statements

 MUNICIPAL BOND FUND                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                October 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                Coupon Maturity Market Value
-------------------------------------------------------------------------------
        MISSOURI (CONTINUED)
 $  500 Missouri St Hlth & Edl Fac Auth Hlth Fac
        Rev (Prerefunded @ 02/15/99)............   8.000% 02/15/11 $    549,610
    500 Missouri St Hlth & Edl Fac Auth Hlth Fac
        Rev Heartland Hlth Sys Proj.............   6.875  11/15/04      533,635
                                                                   ------------
                                                                      5,697,716
                                                                   ------------
        NEBRASKA 2.3%
  2,855 Nebraska Pub Pwr Dist Rev Elec Sys Ser A
        (MBIA Insd).............................   5.250  01/01/22    2,733,777
                                                                   ------------
        NEVADA 1.9%
  2,000 Clark Cnty, NV Indl Dev Rev NV Pwr Co
        Proj C Rfdg (AMBAC Insd)................   7.200  10/01/22    2,273,140
                                                                   ------------
        NEW HAMPSHIRE 0.8%
    520 New Hampshire Higher Edl & Hlth Fac Auth
        Rev.....................................   7.500  06/01/05      563,893
    370 New Hampshire Higher Edl & Hlth Fac Auth
        Rev.....................................   9.000  06/01/14      413,120
                                                                   ------------
                                                                        977,013
                                                                   ------------
        NEW JERSEY 3.1%
  1,000 Jersey City, NJ Ser A Rfdg (AMBAC Insd).   6.000  10/01/06    1,074,560
  1,500 Mercer Cnty, NJ Impt Auth Rev Cap
        Apprec..................................       *  04/01/11      677,490
    880 New Jersey Econ Dev Auth Holt Hauling &
        Warehsg Rev Ser G Rfdg..................   8.400  12/15/15      919,169
  1,000 New Jersey St Tpk Auth Tpk Rev Ser C
        Rfdg (MBIA Insd)........................   6.500  01/01/16    1,128,310
                                                                   ------------
                                                                      3,799,529
                                                                   ------------
        NEW MEXICO 0.9%
  1,000 Farmington, New Mexico Pollutn Ctl Rev
        Southern CA Edison Co Ser A Rfdg........   7.200  04/01/21    1,089,140
                                                                   ------------
        NEW YORK 6.0%
    350 New York City Indl Dev Agy Civic Fac
        Marymount Manhattan College Proj........   7.000  07/01/23      362,467
    500 New York City Muni Wtr Fin Auth & Swr
        Sys Rev (Prerefunded @ 06/15/01)........   7.750  06/15/20      574,670
  1,000 New York City Ser C.....................   7.000  08/15/16    1,077,710
    500 New York St Dorm Auth Rev City Univ Sys
        Ser C...................................   6.000  07/01/16      492,300
  3,000 New York St Dorm Auth Rev Mental Hlth
        Svcs Fac Impt Ser B.....................   5.375  02/15/26    2,744,460
    750 New York St Dorm Auth Rev St Univ Edl
        Fac Ser A (Prerefunded @ 05/15/00)......   7.700  05/15/12      844,583
    500 New York St Med Care Fac Fin Agy Rev
        Hosp & Nursing Home (FHA Gtd)...........   7.250  02/15/24      534,220
    500 Triborough Bridge & Tunnel Auth New York
        Rev Ser R (Prerefunded @ 01/01/00)......   7.375  01/01/16      551,800
    150 Triborough Bridge & Tunnel Auth New York
        Spl Oblig Mtg Recording Tax Ser A
        (Prerefunded @ 01/01/98)................   8.000  01/01/18      159,300
                                                                   ------------
                                                                      7,341,510
                                                                   ------------
        NORTH CAROLINA 1.2%
    500 North Carolina Eastn Muni Pwr Agy Pwr
        Sys Rev (Prerefunded @ 01/01/22)........   4.500  01/01/24      423,830
    400 North Carolina Eastn Muni Pwr Agy Pwr
        Sys Rev Ser A Rfdg......................   8.000  01/01/21      426,333
    250 North Carolina Med Care Comm Hlth Care
        Fac Rev (Prerefunded @ 10/01/99)........   7.800  10/01/19      278,530
    250 North Carolina Muni Pwr Agy No 1 Catawba
        Elec Rev................................   7.875  01/01/19      266,449
                                                                   ------------
                                                                      1,395,142
                                                                   ------------
        OHIO 6.6%
  1,840 Brecksville Broadview Heights, OH City
        Sch Dist (FGIC Insd)....................   6.500  12/01/16    2,040,781
    500 Cleveland, OH Pkg Fac Rev (Prerefunded @
        09/15/02)...............................   8.000  09/15/12      592,665
    250 Coshocton Cnty, OH Solid Waste Disp Rev
        Stone Container Corp Proj Rfdg..........   7.875  08/01/13      267,670
    500 Cuyahoga Cnty, OH Hlth Care Fac Rev
        Judson Retirement Cmnty Rfdg............   7.000  11/15/10      499,980
    660 Delaware Cnty, OH Hlth Care Fac Rev Mtg
        Centrum at Willow Brook (FHA Gtd).......   6.550  02/01/35      676,546
  1,000 Dublin, OH City Sch Dist (FGIC Insd)....   5.000  12/01/18      931,040
  1,000 Greater Cincinnati OH Elderly Hsg Dev
        Corp Mtg Rev (FSA Insd).................   6.600  08/01/25    1,041,060
  1,000 Miami Cnty, OH Hosp Fac Rev Upper Vly
        Med Cent Ser A Rfdg & Impt..............   6.000  05/15/06    1,012,930
  1,000 Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev
        OH Edison Co Proj Rfdg..................   5.950  05/15/29      955,110
                                                                   ------------
                                                                      8,017,782
                                                                   ------------
        OKLAHOMA 0.5%
    500 Tulsa, OK Indl Auth Hosp Rev Tulsa Regl
        Med Cent (Prerefunded @ 06/01/03).......   7.200  06/01/17      574,190
                                                                   ------------

                                               See Notes to Financial Statements

 MUNICIPAL BOND FUND                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                October 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                Coupon Maturity Market Value
-------------------------------------------------------------------------------
        OREGON 4.9%
 $1,675 Emerald Peoples Util Dist OR Elec Sys
        (FGIC Insd).............................   7.350% 11/01/13 $  2,017,337
  1,920 Jackson Cnty, OR Sch Dist No 549C (FSA
        Insd)...................................   6.000  06/01/04    2,064,288
  2,000 Oregon Hlth Sciences Univ Rev Ser B
        (MBIA Insd).............................   5.250  07/01/28    1,912,260
                                                                   ------------
                                                                      5,993,885
                                                                   ------------
        PENNSYLVANIA 4.9%
    250 Emmaus, PA Genl Auth Rev Ser A (BIGI
        Insd)...................................   8.150  05/15/18      267,490
        Erie Cnty, PA Higher Ed Bldg Auth
    500 College Rev Ser A (Prerefunded @
        06/01/99)...............................   8.500  06/01/15      561,190
    250 Erie Cnty, PA Hosp Auth Rev Metro Hlth
        Cent....................................   7.250  07/01/12      226,430
    500 Lebanon Cnty, PA Hlth Fac Auth Hlth Cent
        Rev United Church of Christ Homes Rfdg..   6.750  10/01/10      506,115
    280 Montgomery Cnty, PA Indl Dev Auth Rev
        Pennsburg Nursing & Rehab Cent..........   7.625  07/01/18      288,733
    100 Northeastern PA Hosp Auth Hosp Rev......   7.500  07/01/12      111,061
    500 Northeastern PA Hosp Auth Rev Wilkes
        Barre Genl Hosp (Prerefunded @
        07/01/97)...............................   8.375  07/01/06      524,035
    500 Pennsylvania St Higher Edl Fac Auth
        College & Univ Rev Hahnemann Univ Proj
        (Prerefunded @ 07/01/99) (MBIA Insd)....   7.200  07/01/19      546,435
    150 Pennsylvania St Higher Edl Fac Auth Hosp
        Rev (Prerefunded @ 01/01/98)............   8.000  01/01/18      159,875
    250 Pennsylvania St Higher Edl Fac Auth Rev
        Med College PA Ser A (Prerefunded @
        03/01/99)...............................   8.375  03/01/11      276,950
    500 Philadelphia, PA Hosps & Higher Ed Fac
        Auth Hosp Rev...........................   6.250  07/01/06      513,815
    250 Scranton Lackawanna, PA Hlth & Welfare..   8.500  07/01/20      270,688
    500 Shenandoah Vly Sch Dist PA Ser B........       *  02/01/12      206,915
  1,000 South Fork Muni Auth PA Hosp Good
        Samaritan Med Cent Ser B Rfdg (MBIA
        Insd)...................................   5.250  07/01/26      941,990
    500 Warren Cnty, PA Hosp Auth Rev Warren
        Genl Hosp Proj Ser A....................   6.900  04/01/11      518,155
                                                                   ------------
                                                                      5,919,877
                                                                   ------------
        RHODE ISLAND 0.5%
    500 Rhode Island Depositors Econ Protection
        Corp Spl Oblig Ser A (Prerefunded @
        08/01/02)
        (FSA Insd)..............................   6.625  08/01/19      558,570
                                                                   ------------
        SOUTH DAKOTA 0.7%
    500 South Dakota St Hlth & Edl Fac Auth Rev
        Huron Regl Med Cent.....................   7.250  04/01/20      526,065
     20 South Dakota St Hlth & Edl Fac Auth Rev
        Sioux Vly Hosp..........................   7.625  11/01/13       21,661
    230 South Dakota St Hlth & Edl Fac Auth Rev
        Sioux Vly Hosp (Prerefunded @ 11/01/98).   7.625  11/01/13      249,877
                                                                   ------------
                                                                        797,603
                                                                   ------------
        TENNESSEE 2.4%
  1,000 Metro Nashville & Davidson Cnty, TN Hlth
        & Edl Fac Brd Rev (AMBAC Insd)..........   5.000  12/01/24      909,620
  1,000 Sullivan Cnty, TN Indl Dev Brd Rev
        Brandymill Rfdg (GNMA Collateralized)...   6.350  07/20/27    1,029,360
    890 Tennessee Hsg Dev Agy Homeownership Pgm.   6.800  07/01/17      931,474
                                                                   ------------
                                                                      2,870,454
                                                                   ------------
        TEXAS 10.2%
    685 Austin, TX Hsg Fin Corp Multi Family Hsg
        Rev Stassney Woods Apartments Proj Rfdg.   6.500  10/01/10      703,379
    500 Bexar Cnty, TX Hlth Fac Dev Corp Hosp
        Rev Saint Lukes Lutheran Hosp
        (Prerefunded @ 05/01/03)................   7.900  05/01/18      587,351
    250 Brazoria Cnty, TX Muni Util Dist No 2...   7.000  09/01/08      265,320
    500 Brownsville, TX Util Sys Rev
        (Prerefunded @ 09/01/00) (AMBAC Insd)...   6.500  09/01/17      545,930
    500 Ector Cnty, TX Hosp Dist Hosp Rev Med
        Cent Hosp...............................   7.125  04/15/02      532,700
  1,000 El Paso Cnty, TX Pkg Fac Rev Ctfs Oblig
        (Prerefunded @ 08/15/99)................   6.500  08/15/11    1,073,800
    500 Frenship, TX Indpt Sch Dist.............   5.500  02/15/03      518,855
    500 Frenship, TX Indpt Sch Dist.............   5.500  02/15/04      516,490
    250 Harris Cnty, TX Hlth Fac Dev Corp Hosp
        Rev.....................................   7.125  06/01/15      269,908
  1,250 Harris Cnty, TX Hlth Fac Dev Corp
        Thermal Util Rev Teco Proj Ser A (AMBAC
        Insd)...................................   7.250  02/15/15    1,365,213
    500 Houston, TX Wtr Sys Rev (Prerefunded @
        12/01/97)...............................   7.250  12/01/07      528,125
  1,500 Irving, TX Flood Ctl Dist Section 3
        (AMBAC Insd)............................       *  09/01/08      794,790
    250 Rusk Cnty, TX Hlth Fac Corp Hosp Rev....   7.750  04/01/13      261,510
    500 Sam Rayburn, TX Muni Pwr Agy Pwr Supply
        Sys Rev.................................   6.750  10/01/14      468,220
    500 Tarrant Cnty, TX Hlth Fac Dev Corp Hosp
        Rev Fort Worth Osteopathic Rfdg & Impt..   7.000  05/15/28      518,485
  1,370 Temple, TX Junior College Dist Hsg Sys &
        Use Fee Rev (MBIA Insd).................   5.375  07/01/21    1,324,489

                                               See Notes to Financial Statements

 MUNICIPAL BOND FUND                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                October 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                Coupon Maturity Market Value
-------------------------------------------------------------------------------
        TEXAS (CONTINUED)
 $  130 Texas Genl Svcs Comm Partn Interests
        Office Bldg & Land Aquisition Proj......   7.000% 08/01/14 $    133,923
    330 Texas Genl Svcs Comm Partn Interests
        Office Bldg & Land Aquisition Proj......   7.000  08/01/24      339,959
    230 Texas Hsg Agy Mtg Rev Ser A.............   7.150  09/01/12      239,361
    485 Texas Hsg Agy Residential Dev Rev Ser A
        (GNMA Collateralized)...................   7.600  07/01/16      514,003
    500 Texas Wtr Resources Fin Auth Rev (AMBAC
        Insd)...................................   7.500  08/15/13      536,890
    250 Winters, TX Wtrwks & Swr Sys Rev
        (Prerefunded @ 08/01/03)................   8.500  08/01/17      305,430
                                                                   ------------
                                                                     12,344,131
                                                                   ------------
        UTAH 0.3%
    250 Utah St Bldg Ownership Auth Lease Rev
        Dept Employment Security Proj
        (Prerefunded @ 08/15/98)................   7.800  08/15/10      266,275
     70 Utah St Hsg Fin Agy Mtg Ser G...........   8.100  07/01/16       71,940
                                                                   ------------
                                                                        338,215
                                                                   ------------
        VIRGINIA 4.4%
  3,500 Chesapeake Bay Bridge & Tunnel Comm VA
        Dist Rev (MBIA Insd)....................   5.000  07/01/22    3,213,350
  1,000 Norfolk, VA Indl Dev Auth Rev Hosp Rfdg
        Santara Hosp Ser A......................   6.500  11/01/13    1,059,950
  1,000 Peninsula Ports Auth VA Coal Terminal
        Rev.....................................   7.375  06/01/20    1,063,820
                                                                   ------------
                                                                      5,337,120
                                                                   ------------
        WASHINGTON 3.6%
  1,120 King Cnty, WA Sch Dist No 412 Shoreline
        Ser A (FSA Insd)........................   6.000  12/01/05    1,203,877
  2,750 Washington St Pub Pwr Supply Sys Nuclear
        Proj No 1 Rev (FGIC Insd)...............   5.375  07/01/15    2,623,583
    250 Washington St Pub Pwr Supply Sys Nuclear
        Proj No 1 Rev (FGIC Insd)...............   7.125  07/01/16      297,585
    250 Washington St Pub Pwr Supply Sys Nuclear
        Proj No 2 Rev (Prerefunded @ 01/01/01)..   7.625  07/01/10      283,770
                                                                   ------------
                                                                      4,408,815
                                                                   ------------
        WISCONSIN 2.0%
    250 Jefferson, WI Sewage Sys Wtrwks & Elec
        Sys Mtg Rev (Prerefunded @ 07/01/01)....   7.400  07/01/16      280,693
    150 Wisconsin Hsg & Econ Dev Auth Hsg Rev
        Ser B...................................   8.000  11/01/18      157,164
  1,000 Wisconsin St Hlth & Edl Fac Auth Rev
        Marquette Univ Proj (FGIC Insd).........   6.450  12/01/19    1,075,510
  1,000 Wisconsin St Hlth & Edl Fac Auth
        Waukesha Mem Hosp Ser A (AMBAC Insd)....   5.250  08/15/19      949,620
                                                                   ------------
                                                                      2,462,987
                                                                   ------------
 TOTAL LONG-TERM INVESTMENTS 97.0%
  (Cost $111,773,576)(a).........................................   117,832,855
 OTHER ASSETS IN EXCESS OF LIABILITIES 3.0%......................     3,632,775
                                                                   ------------
 NET ASSETS 100.0%...............................................  $121,465,630
                                                                   ------------

*Zero coupon bond
(a) At October 31, 1996, cost for federal income tax purposes is $111,773,576; the aggregate gross unrealized appreciation is $6,210,908 and the aggregate gross unrealized depreciation is $151,629, resulting in net unrealized appreciation of $6,059,279.

                                               See Notes to Financial Statements

 MUNICIPAL BOND FUND                       STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $111,773,576) (Note 1).........  $117,832,855
Cash..............................................................       413,393
Receivables:
 Securities Sold..................................................     2,586,251
 Interest.........................................................     2,127,118
 Fund Shares Sold.................................................     1,067,641
Options at Market Value (Net premiums paid of $32,012) (Note 5)...         2,922
Other.............................................................        43,014
                                                                    ------------
 Total Assets.....................................................   124,073,194
                                                                    ------------
LIABILITIES:
Payables:
 Securities Purchased.............................................     1,779,877
 Income Distributions.............................................       483,869
 Fund Shares Repurchased..........................................       130,870
 Distributor and Affiliates (Note 2)..............................        95,441
 Investment Advisory Fee (Note 2).................................        60,701
Accrued Expenses..................................................        54,443
Retirement Plan (Note 2)..........................................         2,363
                                                                    ------------
 Total Liabilities................................................     2,607,564
                                                                    ------------
NET ASSETS........................................................  $121,465,630
                                                                    ------------
NET ASSETS CONSIST OF:
Capital (Note 3)..................................................  $115,004,705
Net Unrealized Appreciation on Securities.........................     6,030,189
Accumulated Net Realized Gain on Securities.......................       341,691
Accumulated Undistributed Net Investment Income...................        89,045
                                                                    ------------
NET ASSETS........................................................  $121,465,630
                                                                    ------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class 1 Shares:
 Net asset value and redemption price per share (Based on net assets of $118,684,512 and 8,582,302 shares of beneficial
 interest issued and outstanding) (Note 3)........................        $13.83
 Maximum sales charge (4.75%* of offering price)..................           .69
                                                                    ------------
 Maximum offering price to public.................................        $14.52
                                                                    ------------
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $2,128,552 and 153,942 shares of beneficial interest
 issued and outstanding) (Note 3).................................        $13.83
 Maximum sales charge (4.50%* of offering price)..................           .65
                                                                    ------------
 Maximum offering price to public.................................        $14.48
                                                                    ------------
 Class B Shares:
 Net asset value and offering price per share (Based on net assets of $652,566 and 47,211 shares of beneficial interest issued and
 outstanding) (Note 3)............................................        $13.82
                                                                    ------------

* On sales of $10,000 or more for Class 1 shares and $50,000 or more for Class
A shares, the sales charge will be reduced.
                                               See Notes to Financial Statements

 MUNICIPAL BOND FUND                                   STATEMENT OF OPERATIONS


                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...........................................................  $7,494,525
                                                                     ----------
EXPENSES:
Investment Advisory Fees (Note 2)..................................     728,210
Shareholder Services (Note 2)......................................     242,636
Registration and Filing Fees.......................................     101,838
Accounting (Note 2)................................................      99,374
Trustees Fees and Expenses (Note 2)................................      26,958
Legal (Note 2).....................................................       3,164
Distribution (12b-1) and Service Fees (Attributed to Classes A and
B of $419 and $762, respectively) (Note 6).........................       1,181
Other .............................................................      70,496
                                                                     ----------
 Total Expenses....................................................   1,273,857
                                                                     ----------
NET INVESTMENT INCOME..............................................  $6,220,668
                                                                     ----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments...................................  $  350,316
                                                                     ----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................   5,538,937
                                                                     ----------
 End of the Period:
 Investments.......................................................   6,059,279
 Options...........................................................     (29,090)
                                                                     ----------
                                                                      6,030,189
                                                                     ----------
Net Unrealized Appreciation on Securities During the Period........     491,252
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................  $  841,568
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $7,062,236
                                                                     ----------

                                            STATEMENT OF CHANGES IN NET ASSETS


                 For the Years Ended October 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                       Year Ended    Year Ended
                                                      October 31,   October 31,
                                                             1996          1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................  $  6,220,668  $  6,314,995
Net Realized Gain on Securities....................       350,316       401,050
Net Unrealized Appreciation on Securities During
 the Period........................................       491,252     6,922,298
                                                     ------------  ------------
Change in Net Assets from Operations...............     7,062,236    13,638,343
                                                     ------------  ------------
Distributions from Net Investment Income (Note 1)..    (6,299,276)   (6,187,572)
Distributions from Net Realized Gain on Securities
 (Note 1)..........................................      (373,830)          -0-
                                                     ------------  ------------
 Total Distributions...............................    (6,673,106)   (6,187,572)
                                                     ------------  ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES.........................................       389,130     7,450,771
                                                     ------------  ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold..........................    29,491,790    26,976,160
Net Asset Value of Shares Issued Through Dividend
Reinvestment.......................................     5,768,806     5,355,586
Cost of Shares Repurchased.........................   (33,307,016)  (32,748,016)
                                                     ------------  ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.     1,953,580      (416,270)
                                                     ------------  ------------
TOTAL INCREASE IN NET ASSETS.......................     2,342,710     7,034,501
NET ASSETS:
Beginning of the Period............................   119,122,920   112,088,419
                                                     ------------  ------------
End of the Period (Including undistributed net
 investment income of $89,045 and $158,581,
 respectively).....................................  $121,465,630  $119,122,920
                                                     ------------  ------------

                                               See Notes to Financial Statements

 MUNICIPAL BOND FUND                                      FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                 Year Ended October 31,
                                          --------------------------------------
Class 1 Shares                               1996   1995    1994    1993    1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period..................................   $13.77 $12.89  $14.07  $13.03  $12.84
                                          ------- ------ -------  ------ -------
 Net Investment Income..................     .704    .74     .71    .728    .725
 Net Realized and Unrealized Gain/Loss
  on Securities.........................     .111   .867  (1.182)  1.038   .2175
                                          ------- ------ -------  ------ -------
Total from Investment Operations........     .815  1.607   (.472)  1.766   .9425
Less:
 Distributions from Net Investment
 Income.................................     .713   .727    .708    .726   .7525
 Distributions from Net Realized Gain on
 Securities (Note 1)....................     .043   .000    .000    .000    .000
                                          ------- ------ -------  ------ -------
Total Distributions.....................     .756   .727    .708    .726   .7525
                                          ------- ------ -------  ------ -------
Net Asset Value, End of the Period......  $13.829 $13.77  $12.89  $14.07  $13.03
                                          ------- ------ -------  ------ -------
Total Return (a)........................    6.09% 12.72%  (3.38%) 13.84%   7.57%
Net Assets at End of the Period (In
millions)...............................   $118.7 $119.1  $112.1   $95.9   $60.3
Ratio of Expenses to Average Net Assets.    1.05%   .96%    .99%    .96%   1.14%
Ratio of Net Investment Income to
Average Net Assets......................    5.13%  5.58%   5.27%   5.29%   5.56%
Portfolio Turnover......................      80%    49%      4%      4%      6%

--------------------------------------------------------------------------------

                                           Class A Shares        Class B Shares
                                     --------------------  --------------------
                                             Period Ended          Period Ended
                                     October 31, 1996 (b)  October 31, 1996 (b)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.............................               $13.780               $13.780
                                                  -------               -------
 Net Investment Income.............                  .106                  .091
 Net Realized and Unrealized Gain
  on Securities....................                  .045                  .038
                                                  -------               -------
Total from Investment Operations...                  .151                  .129
Less Distributions from Net
Investment Income..................                  .104                  .087
                                                  -------               -------
Net Asset Value, End of the Period.               $13.827               $13.822
                                                  -------               -------
Total Return (a)...................                 1.12%*                 .93%*
Net Assets at End of the Period (In
millions)..........................                  $2.1                  $0.7
Ratio of Expenses to Average Net
Assets.............................                 1.30%                 2.05%
Ratio of Net Investment Income to
Average Net Assets.................                 4.82%                 4.06%
Portfolio Turnover.................                   80%                   80%

*Non-Annualized
(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) Class A and Class B shares commenced distribution on August 8, 1996.
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Common Sense Trust (the "Trust"), is registered under the Investment Company
Act of 1940, as amended, as a diversified open-end management investment com-pany comprised of seven funds: Emerging Growth Fund ("Emerging Growth"), Gov-ernment Fund ("Government"), Growth Fund ("Growth"), Growth and Income Fund ("Growth and Income"), International Equity Fund ("International Equity"),
Money Market Fund ("Money Market") and Municipal Bond Fund ("Municipal Bond") (collectively the "Funds"). Each Fund is accounted for as a separate entity. During the period, Emerging Growth and International Equity issued Class 1 Shares and were reorganized from a series of the Common Sense Trust II to a se-ries of the Trust. Also during the period, Government, Growth, Growth and In-come, Money Market and Municipal Bond issued Class A Shares and Class B Shares. Each Fund currently offers three classes of shares, Class 1, Class A and Class B.
The investment goals of each Fund are as follows: Emerging Growth seeks capital appreciation by primarily investing in common stock of small and medium sized companies. Government seeks high current return consistent with preservation of capital by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Growth seeks capital appre-ciation by investing in common stocks. Growth & Income seeks reasonable growth and income by primarily investing in equity securities that provide dividend income and securities that are convertible into common or preferred stocks. In-ternational Equity seeks growth and income by investing at least 65% of its as-sets in non-United States equity securities. Money Market seeks protection of capital and income through investments in short-term money market instruments. Municipal Bond seeks as high a level of current income exempt from federal in-come tax as is consistent with preservation of capital.
The following is a summary of significant accounting policies consistently fol-lowed by the Trust in the preparation of its financial statements. The prepara-tion of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent as-sets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts may differ from the estimates.

A. SECURITY VALUATION-Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not avail-able are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with proce-dures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. For Money Market, all investments are valued at amortized cost.
Investments in foreign securities involve certain risks not ordinarily associ-ated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.
Municipal Bond investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet prin-cipal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approxi-mately 10.3% of Municipal Bond's investment portfolio. Issuers of certain secu-rities owned by Municipal Bond have obtained insurance guaranteeing their timely payment of principal at maturity and interest. The insurance reduces fi-nancial risk but not market risk of these securities.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date ba-sis. Realized gains and losses are determined on an identified cost basis. Gov-ernment and Municipal Bond may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is

                                October 31, 1996
--------------------------------------------------------------------------------

subject to market fluctuations during this period. Government and Municipal Bond will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1996, Mu-nicipal Bond had no when issued or delayed delivery purchase commitments.
The Funds may invest in repurchase agreements which are short-term investments in which a Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Each fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with certain other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. Each fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due each fund.

C. INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Issuers of Payment-in-Kind se-curities may make dividend or interest payments by issuing additional stocks or bonds in lieu of cash payments. Original issue discount is amortized over the expected life of each applicable security. With the exception of Money Market and Municipal Bond, premiums on debt securities are not amortized. Market dis-counts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.
Under the applicable foreign tax laws, a tax may be imposed on interest, divi-dends, and realized gains generated from foreign investments. Such taxes are generally reflected on the Statement of Operations as a reduction of the re-lated income or gains.

D. ORGANIZATIONAL EXPENSES-Emerging Growth and International Equity have reim-bursed PFS Distributors or its affiliates (collectively "PFS") for costs in-curred in connection with each Fund's organization in the amount of $20,906 per Fund. These costs for Emerging Growth and International Equity are being amor-tized on a straight line basis over the 60 month period ending February, 2000 and March, 2000, respectively. The Adviser has agreed that in the event any of the initial shares of these funds originally purchased by Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") are redeemed during the amortization period, these funds will be reimbursed for any unamor-tized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES-It is each Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
Each Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future capital gains real-ized by such Fund. The following table presents the realized capital loss carryforward at October 31, 1996, along with its expiration period.

                           EMERGING                    GROWTH AND INTERNATIONAL     MONEY MUNICIPAL
                             GROWTH  GOVERNMENT GROWTH     INCOME        EQUITY    MARKET      BOND
---------------------------------------------------------------------------------------------------
Realized capital loss
carryforward............ $3,686,606 $34,520,669     --         --       $33,287    $4,136        --
Expiration dates of
capital loss
carryforward............  2003-2004   2002-2004     --         --          2004 2002-2003        --

                                October 31, 1996

--------------------------------------------------------------------------------

F. DISTRIBUTION OF INCOME AND GAINS-Government, Money Market and Municipal Bond declare dividends from net investment income on each business day. Growth and Income declares dividends quarterly. Emerging Growth, Growth and International Equity declare dividends annually. Dividends and distributions to shareholders are recorded on the record date. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.
For the year ended October 31, 1996, distributions were as follows:

                         EMERGING                           GROWTH AND INTERNATIONAL      MONEY  MUNICIPAL
                           GROWTH  GOVERNMENT       GROWTH      INCOME        EQUITY     MARKET       BOND
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM
AND IN EXCESS OF
NET INVESTMENT INCOME
 Class 1................ $    -0- $21,453,795  $27,245,960 $17,403,926 $         -0- $2,758,939 $6,288,593
 Class A................      -0-     153,693          -0-     103,649           -0-      2,375      7,781
 Class B................      -0-     174,701          -0-     121,982           -0-         23      2,902
                         -------- ----------- ------------ ----------- ------------- ---------- ----------
 Total.................. $    -0- $21,782,189  $27,245,960 $17,629,557 $         -0- $2,761,337 $6,299,276
                         -------- ----------- ------------ ----------- ------------- ---------- ----------
DISTRIBUTIONS FROM
NET REALIZED GAIN
ON SECURITIES
 Class 1................ $    -0- $       -0- $358,762,393 $85,264,726 $         -0- $      -0-   $373,830
 Class A................      -0-         -0-          -0-         -0-           -0-        -0-        -0-
 Class B................      -0-         -0-          -0-         -0-           -0-        -0-        -0-
                         -------- ----------- ------------ ----------- ------------- ---------- ----------
 Total.................. $    -0- $       -0- $358,762,393 $85,264,726 $         -0- $      -0-   $373,830
                         -------- ----------- ------------ ----------- ------------- ---------- ----------

The distributions from net realized gain on securities include distributions from long-term capital gains for Class 1 shares on Growth, Growth and Income and Municipal Bond in the amounts of $100,252,969, $57,961,436 and $104,979, respectively.

For the year ended October 31, 1995, distributions were as follows:

                         EMERGING                           GROWTH AND INTERNATIONAL      MONEY  MUNICIPAL
                           GROWTH  GOVERNMENT       GROWTH      INCOME        EQUITY     MARKET       BOND
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM
AND IN EXCESS OF
NET INVESTMENT INCOME
 Class 1................       -- $22,389,062  $22,053,177 $14,344,183            -- $2,753,721 $6,187,572
 Class A................ $    -0-          --           --          -- $         -0-         --         --
 Class B................      -0-          --           --          --           -0-         --         --
                         -------- ----------- ------------ ----------- ------------- ---------- ----------
 Total.................. $    -0- $22,389,062  $22,053,177 $14,344,183 $         -0- $2,753,721 $6,187,572
                         -------- ----------- ------------ ----------- ------------- ---------- ----------
DISTRIBUTIONS FROM
NET REALIZED GAIN
ON SECURITIES
 Class 1................       -- $       -0- $147,259,430 $71,729,488            -- $      -0- $      -0-
 Class A................ $    -0-          --           --          -- $         -0-         --         --
 Class B................      -0-          --           --          --           -0-         --         --
                         -------- ----------- ------------ ----------- ------------- ---------- ----------
 Total.................. $    -0- $       -0- $147,259,430 $71,729,488 $         -0- $      -0- $      -0-
                         -------- ----------- ------------ ----------- ------------- ---------- ----------

                                October 31, 1996
--------------------------------------------------------------------------------

Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the following permanent differences between book and tax basis reporting for the 1996 fiscal year have been identified and appropriately re-classified.

                                   EMERGING                        GROWTH AND  INTERNATIONAL   MONEY MUNICIPAL
                                     GROWTH  GOVERNMENT    GROWTH      INCOME         EQUITY  MARKET      BOND
---------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net
 Investment Income (a,b,c,d)...  $1,067,479    $118,304  $   (924) $  208,297  $     242,840      -- $   9,072
Accumulated Net Realized
 Gain/Loss on Securities (b,c).          --    (239,533) (407,610)   (258,709)        11,703      --    (9,072)
Capital (a,b,c,d)                                                                                 --
 Class 1.......................        (580)    (82,125)       --          --           (763)     --        --
 Class A.......................    (492,878)     90,576   159,328      19,368       (146,617)     --        --
 Class B.......................    (574,021)    112,778   249,206      31,044       (107,163)     --        --

(a) For federal income tax purposes, net operating losses may not be used to offset income generated in future tax years, therefore, these losses have been reclassified from accumulated net investment income to capital.
(b) For federal income tax purposes, realized gains and losses on transactions in foreign currencies are included as ordinary income. These realized gains and losses are included in net realized gain/loss on securities for financial reporting purposes and have been reclassified from accumulated net realized gain/loss on securities to accumulated undistributed net investment income.
(c) Accretion of market discounts on bonds and paydowns of mortgage pool obligations are recognized as ordinary income for federal income tax purposes but as realized gains or losses for book purposes. These permanent differences have been reclassified from accumulated net realized gain/loss on securities to accumulated undistributed net investment income.
(d) Due to the Trust reorganization (see note 3), certain temporary differences of the Target Funds became permanent differences as a result of the merger. These items have been reclassified between accumulated undistributed net investment income, accumulated net realized gain/loss on securities and capital.

G. FOREIGN CURRENCY TRANSLATION-The market values of foreign securities, for-ward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. The cost of securities is determined using his-torical exchange rates. Income and expenses are translated at prevailing ex-change rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency in-cludes the net realized amount from the sale of currency and the amount real-ized between trade date and settlement date on security transactions.

H. PRIVATE PLACEMENTS-A Fund may own securities purchased in private placement transactions, which have not been registered under the Securities Act of 1933. Such securities generally may be resold only in a privately negotiated transac-tion with a limited number of purchasers or in a public offering after they have been registered under the Securities Act of 1933. The issuers of privately placed debt securities held by a Fund generally have agreed to register the se-curities within specified time periods or increase the interest paid on such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee, pay-able monthly, based on the average daily net assets of the Funds as follows:

EMERGING GROWTH, GROWTH
           &
   GROWTH AND INCOME
------------------------
AVERAGE DAILY     ANNUAL
NET ASSETS          RATE
------------------------
First $1 bil-
 lion...........   .65%
Next $1 billion.   .60%
Next $1 billion.   .55%
Next $1 billion.   .50%
Over $4 billion.   .45%


      GOVERNMENT
                     ---
AVERAGE DAILY     ANNUAL
NET ASSETS          RATE
                     ---
First $1 bil-
 lion...........   .60%
Next $1 billion.   .55%
Next $1 billion.   .50%
Next $1 billion.   .45%
Next $1 billion.   .40%
Over $5 billion.   .35%


     MONEY MARKET

AVERAGE DAILY     ANNUAL
NET ASSETS          RATE

First $2 bil-
 lion...........   .50%
Next $2 billion.  .475%
Over $4 billion.   .45%


    MUNICIPAL BOND
                                          --
AVERAGE DAILY     ANNUAL
NET ASSETS          RATE
                                          --
First $1 bil-
 lion...........   .60%
Next $1 billion.   .55%
Next $1 billion.   .50%
Over $3 billion.   .45%

                                October 31, 1996

--------------------------------------------------------------------------------


The Adviser has entered into a subadvisory agreement with Smith Barney Mutual Funds Management, Inc. (the "Subadviser"), who provides advisory services to International Equity and the Adviser with respect to its investments in foreign securities. Advisory fees for International Equity are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its advisory fee to the Subadviser.
The Adviser has voluntarily elected to reimburse Money Market for any ordinary business expenses in excess of 1.00% of its average daily net assets. The Ad-viser may modify or terminate this election at any time without prior notice. During the period, the adviser waived advisory fees of $308,356 and reimbursed other expenses of $219,511.
The Adviser has agreed that it will reimburse the Funds for any expenses (in-cluding the advisory fee, but excluding interest, brokerage commissions, dis-tribution and service fees, and other extraordinary expenses) in excess of the most restrictive limitation imposed by state securities commissions. The most restrictive expense limitation is presently believed to be 2.5% of the Fund's average daily net assets up to $30 million, 2.0% of the next $70 million of such net assets and 1.5% of the Fund's net assets in excess of $100 million. The Trust received from California a waiver which allows each Fund to exclude shareholder service costs from the calculation of the expense limitation. The Adviser and, in the case of International Equity, the Subadviser may, from time to time, agree to waive their respective investment advisory fees or any por-tion thereof or elect to reimburse a Fund for ordinary business expenses in ex-cess of an agreed upon amount. For International Equity, $46,643 of the expense reduction was voluntary and $131,504 was reimbursed due to the contractual ex-pense limitation. The Adviser prepaid the Fund's initial registration and fil-ing expenses. Emerging Growth and International Equity amortized their portion of such expenses over a ten month period that ended December 1995.
Amounts paid by the Funds to PFS and VKAC during the period were as follows:

                         EMERGING                       GROWTH AND INTERNATIONAL    MONEY MUNICIPAL
                           GROWTH GOVERNMENT     GROWTH     INCOME        EQUITY   MARKET      BOND
---------------------------------------------------------------------------------------------------
Accounting services..... $ 79,620   $ 93,056 $  406,931 $  168,039      $ 30,600 $ 62,857  $ 99,374
Shareholder servicing
fees....................  404,745    419,709  6,662,929  1,511,492        65,341  498,131   194,704

For the year ended October 31, 1996, the Funds incurred expenses as shown in the table above representing VKAC's cost of providing accounting and cash man-agement services to the Funds. These services are provided by VKAC at cost.
PFS Distributors (the "Distributor"), a wholly owned subsidiary of Travelers Group, Inc. serves as Distributor of the Fund's shares. The Distributor has an exclusive selling agreement with PFS Investments Inc. to sell shares of the Trust. During the period, the Trust paid brokerage commissions of $345,196 to companies which are deemed affiliates of the Distributor's parent because it owns more than 5% of the companies' outstanding voting securities.
PFS Shareholder Services ("PFSS"), an affiliate of the Distributor, serves as the shareholder servicing agent for the Funds. For the year ended October 31, 1996, the Funds incurred expenses as shown in the table above, representing PFSS' cost of providing transfer agency and shareholder services plus a profit. Certain officers and trustees of the Funds are also officers and directors of PFS and VKAC. The Funds do not compensate their officers or trustees who are officers of PFS and VKAC.
The Trustees of the Trust instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Trust's general account. The Trust will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or es-crow. For the current Trustees not affiliated with the Adviser, the annual re-tirement benefit payable per year for a ten year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for the Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.

                                October 31, 1996

--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Funds have three classes of shares of beneficial interest, Classes 1, A and B, each with a par value of $.01 per share. There are an unlimited number of shares authorized.
For the year ended October 31, 1996, share transactions were as follows:

                          EMERGING                           GROWTH AND  INTERNATIONAL       MONEY   MUNICIPAL
                            GROWTH  GOVERNMENT       GROWTH      INCOME         EQUITY      MARKET        BOND
---------------------------------------------------------------------------------------------------------------
SALES
 Class 1................    38,105   2,871,610   16,457,335   5,320,300       9,813     67,367,316   1,942,660
 Class A................ 2,000,873   1,149,244    2,868,484   1,861,875     396,481        797,434     153,756
 Class B................ 1,592,107   1,410,035    4,253,128   2,953,516     335,699         13,631      47,012
                         ---------  ----------  -----------  ----------    --------    -----------  ----------
 Total Sales............ 3,631,085   5,430,889   23,578,947  10,135,691     741,993     68,178,381   2,143,428
                         ---------  ----------  -----------  ----------    --------    -----------  ----------
DIVIDEND
REINVESTMENT
 Class 1................       -0-   1,767,746   24,543,242   6,129,820         -0-      2,712,773     418,529
 Class A................       -0-      14,411          -0-       5,681         -0-          2,375         561
 Class B................       -0-      16,399          -0-       6,789         -0-             23         210
                         ---------  ----------  -----------  ----------    --------    -----------  ----------
 Total Dividend
 Reinvestment...........       -0-   1,798,556   24,543,242   6,142,290         -0-      2,715,171     419,300
                         ---------  ----------  -----------  ----------    --------    -----------  ----------
REPURCHASES
 Class 1................       -0-  (7,862,750) (23,362,241) (8,236,939)        -0-    (70,471,885) (2,428,730)
 Class A................  (283,852)    (95,253)    (124,234)    (73,103)   (243,560)       (70,999)       (375)
 Class B................  (178,667)    (96,131)    (117,684)    (81,341)    (43,903)           -0-         (11)
                         ---------  ----------  -----------  ----------    --------    -----------  ----------
 Total Repurchases......  (462,519) (8,054,134) (23,604,159) (8,391,383)   (287,463)   (70,542,884) (2,429,116)
                         ---------  ----------  -----------  ----------    --------    -----------  ----------

For the year ended October 31, 1995, share transactions were as follows:

                          EMERGING                           GROWTH AND  INTERNATIONAL       MONEY   MUNICIPAL
                            GROWTH  GOVERNMENT       GROWTH      INCOME         EQUITY      MARKET        BOND
---------------------------------------------------------------------------------------------------------------
SALES
 Class 1................        --   3,887,096   19,019,524   6,095,770          --     63,147,478   2,026,724
 Class A................ 1,125,630          --           --          --     480,871             --          --
 Class B................   732,333          --           --          --     202,578             --          --
                         ---------  ----------  -----------  ----------    --------    -----------  ----------
 Total Sales............ 1,857,963   3,887,096   19,019,524   6,095,770     683,449     63,147,478   2,026,724
                         ---------  ----------  -----------  ----------    --------    -----------  ----------
DIVIDEND
REINVESTMENT
 Class 1................        --   1,865,887   12,278,591   6,153,341          --      2,705,499     402,352
 Class A................       -0-          --           --          --         -0-             --          --
 Class B................       -0-          --           --          --         -0-             --          --
                         ---------  ----------  -----------  ----------    --------    -----------  ----------
 Total Dividend
 Reinvestment...........       -0-   1,865,887   12,278,591   6,153,341         -0-      2,705,499     402,352
                         ---------  ----------  -----------  ----------    --------    -----------  ----------
REPURCHASES
 Class 1................        --  (8,448,288) (23,505,333) (8,600,756)         --    (61,949,391) (2,471,996)
 Class A................   (70,836)         --           --          --      (6,846)            --          --
 Class B................   (14,613)         --           --          --      (3,080)            --          --
                         ---------  ----------  -----------  ----------    --------    -----------  ----------
 Total Repurchases......   (85,449) (8,448,288) (23,505,333) (8,600,756)     (9,926)   (61,949,391) (2,471,996)
                         ---------  ----------  -----------  ----------    --------    -----------  ----------

                                October 31, 1996

--------------------------------------------------------------------------------

For the year ended October 31, 1996, capital transactions were as follows:

                          EMERGING                                    GROWTH AND  INTERNATIONAL                  MUNICIPAL
                            GROWTH    GOVERNMENT           GROWTH         INCOME         EQUITY MONEY MARKET          BOND
---------------------------------------------------------------------------------------------------------------------------
SALES
 Class 1.............  $   724,896  $ 30,153,836  $   276,405,770  $  91,685,267   $   163,259  $ 67,367,316  $ 26,742,300
 Class A.............   34,657,451    11,822,387       44,341,185     29,746,398     6,181,070       797,434     2,109,316
 Class B.............   26,926,301    14,598,261       65,291,032     47,348,206     5,168,282        13,631       640,174
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------
 Total Sales.........  $62,308,648  $ 56,574,484  $   386,037,987  $ 168,779,871   $11,512,611  $ 68,178,381  $ 29,491,790
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------
DIVIDEND
REINVESTMENT
 Class 1.............  $       -0-  $ 18,444,465  $   383,855,779  $ 101,050,427   $       -0-  $  2,712,773  $  5,758,155
 Class A.............          -0-       148,139              -0-        101,172           -0-         2,375         7,749
 Class B.............          -0-       168,546              -0-        120,825           -0-            23         2,902
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------
 Total Dividend
 Reinvestment........  $       -0-  $ 18,761,150  $   383,855,779  $ 101,272,424   $       -0-  $  2,715,171  $  5,768,806
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------
REPURCHASES
 Class 1.............  $       -0-  $(81,974,033) $  (392,656,318) $(142,390,951)  $       -0-  $(70,471,885) $(33,301,708)
 Class A.............   (4,998,044)     (977,331)      (2,155,576)    (1,300,278)   (3,522,695)      (70,999)       (5,158)
 Class B.............   (3,094,195)     (982,903)      (2,036,872)    (1,441,770)     (690,155)          -0-          (150)
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------
 Total Repurchases...  $(8,092,239) $(83,934,267) $  (396,848,766) $(145,132,999)  $(4,212,850) $(70,542,884) $(33,307,016)
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------
ENDING CAPITAL
 Class 1.............  $   724,316  $318,925,659  $ 2,239,161,226  $ 671,692,316   $   162,496  $ 59,911,957  $112,249,872
 Class A.............   43,717,671    11,083,771       42,344,937     28,566,660     8,563,858       728,810     2,111,907
 Class B.............   33,313,743    13,896,682       63,503,366     46,058,305     7,035,103        13,654       642,926
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------
 Total Capital.......  $77,755,730  $343,906,112  $ 2,345,009,529  $ 746,317,281   $15,761,457  $ 60,654,421  $115,004,705
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------

For the year ended October 31, 1995, capital transactions were as follows:

                          EMERGING                                    GROWTH AND  INTERNATIONAL                  MUNICIPAL
                            GROWTH    GOVERNMENT           GROWTH         INCOME         EQUITY MONEY MARKET          BOND
---------------------------------------------------------------------------------------------------------------------------
SALES
 Class 1.............  $        --  $ 40,107,323  $   294,906,458  $  94,833,007   $        --  $ 63,147,486  $ 26,976,160
 Class A.............   15,578,206            --               --             --     6,176,592            --            --
 Class B.............   10,263,657            --               --             --     2,722,626            --            --
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------
 Total Sales.........  $25,841,863  $ 40,107,323  $   294,906,458  $  94,833,007   $ 8,899,218  $ 63,147,486  $ 26,976,160
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------

DIVIDEND REINVESTMENT
 Class 1.............  $        --  $ 19,322,483  $   168,462,102  $  84,847,579   $        --  $  2,705,499  $  5,355,586
 Class A.............           --            --               --             --            --            --            --
 Class B.............           --            --               --             --            --            --            --
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------
 Ending Capital......  $        --  $ 19,322,483  $   168,462,102  $  84,847,579   $        --  $  2,705,499  $  5,355,586
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------
REPURCHASES
 Class 1.............  $        --  $(87,084,035) $  (365,263,456) $(133,313,425)  $        --  $(61,949,391) $(32,748,016)
 Class A.............   (1,037,611)           --               --             --       (94,421)           --            --
 Class B.............     (215,177)           --               --             --       (42,136)           --            --
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------
 Total Repurchases...  $(1,252,788) $(87,084,035) $  (365,263,456) $(133,313,425)  $  (136,557) $(61,949,391) $(32,748,016)
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------

ENDING CAPITAL
 Class 1.............  $       -0-  $352,383,516  $ 1,971,555,995  $ 621,347,573   $       -0-  $ 60,303,753  $113,051,125
 Class A.............   14,551,142           -0-              -0-            -0-     6,052,100           -0-           -0-
 Class B.............   10,055,658           -0-              -0-            -0-     2,664,139           -0-           -0-
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------
 Total Capital.......  $24,606,800  $352,383,516  $ 1,971,555,995  $ 621,347,573   $ 8,716,239  $ 60,303,753  $113,051,125
                       -----------  ------------  ---------------  -------------   -----------  ------------  ------------

                               October 31, 1996

-------------------------------------------------------------------------------

Class B shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase as detailed in the following schedule. Class B shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                    EMERGING GROWTH, GROWTH,        GOVERNMENT &
                                         GROWTH AND INCOME &      MUNICIPAL BOND
                                        INTERNATIONAL EQUITY       CLASS B SHARE
                                    CLASS B SHARE CONTINGENT CONTINGENT DEFERRED
YEAR OF REDEMPTION                     DEFERRED SALES CHARGE        SALES CHARGE
--------------------------------------------------------------------------------
First..............................                    5.00%               4.00%
Second.............................                    4.00%               4.00%
Third..............................                    3.00%               3.00%
Fourth.............................                    2.50%               2.50%
Fifth..............................                    1.50%               1.50%
Sixth and Thereafter...............                     None                None

For the year ended October 31, 1996, PFS, as Distributor for the Funds, received commissions on sales of the Funds' Class 1 and Class A shares of approximately $4,702,900 and CDSC on redeemed shares of approximately $173,800. Sales charges do not represent expenses of the Funds.

On August 9, 1996, Government, Growth and Growth and Income (the "Acquiring Funds") acquired all of the assets and liabilities of the similarly named Common Sense Trust II Funds (the "Target Funds"), through a tax free reorganization approved by Target Funds' shareholders on August 6, 1996. The Acquiring Funds issued shares in exchange for the Target Funds' net assets as shown in the table below. Included in these net assets were tax basis capital loss carryforwards as applicable which are included in accumulated net realized gain/loss on securities. Shares issued in connection with this reorganization are included in Class A and Class B shares sales for the current period. Also shown in the table below are the combined net assets on the date of acquisition.

                                                                     GROWTH AND
                                             GOVERNMENT      GROWTH      INCOME
-------------------------------------------------------------------------------
SHARES ISSUED BY ACQUIRING FUNDS
 Class A...................................     976,227   2,491,446   1,557,123
 Class B...................................   1,280,125   3,884,873   2,628,487
NET ASSETS EXCHANGED BY TARGET FUNDS
 Class A................................... $10,103,950 $41,532,398 $26,751,368
 Class B................................... $13,249,295 $64,760,829 $45,157,410
CAPITAL LOSS CARRYFORWARD.................. $   142,818 $       -0- $       -0-
COMBINED NET ASSETS AT AUGUST 9, 1996
 (In Thousands)............................ $   319,050 $ 2,929,999 $   979,433

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and forward purchase commitments, were:

                            EMERGING                                 GROWTH AND INTERNATIONAL   MUNICIPAL
                              GROWTH   GOVERNMENT         GROWTH         INCOME        EQUITY        BOND
---------------------------------------------------------------------------------------------------------
Purchases............... $89,935,496 $727,284,219 $5,276,442,545 $1,092,548,420   $17,246,772 $95,587,964
Sales...................  43,054,728  737,176,528  5,290,512,752  1,047,616,562     9,774,072  96,711,008

                                October 31, 1996

--------------------------------------------------------------------------------


5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
The Funds have a variety of reasons to use derivative instruments, such as to attempt to protect the Funds against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency expo-sure, maturity and duration or generate potential gain. All of the Funds' port-folio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accord-ingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option con-tract.
Summarized below are the specific types of derivative financial instruments used by the Funds.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. Municipal Bond generally invests in options on U.S. Treasury bonds which are generally used to manage the portfolio's effec-tive maturity and duration. Growth and Growth and Income generally invest in options on the S&P 500 Index which are used as a substitute for purchasing or selling specific securities.

Transactions in options for the year ended October 31, 1996, were as follows:

                               GROWTH           GROWTH AND INCOME      MUNICIPAL BOND
                         --------------------  --------------------  --------------------
                         CONTRACTS    PREMIUM  CONTRACTS    PREMIUM  CONTRACTS    PREMIUM
------------------------------------------------------------------------------------------
Outstanding at October
31, 1995................       -0-  $     -0-        -0-  $     -0-        -0-  $     -0-
Options Written and
Purchased (Net).........    66,000   (124,017)    84,300   (180,090)       457   (554,703)
Options Exercised.......       -0-        -0-    (75,000)   157,120        -0-        -0-
Options Expired.........   (66,000)   124,017     (9,300)    22,970        -0-        -0-
Options Terminated in
Closing Transactions
(Net)...................       -0-        -0-        -0-        -0-       (440)   522,691
                           -------  ---------    -------  ---------       ----  ---------
Outstanding at October
31, 1996................       -0-  $     -0-        -0-  $     -0-         17  $ (32,012)
                           -------  ---------    -------  ---------       ----  ---------

The related futures contracts of the outstanding option transactions for Munic-ipal Bond as of October 31, 1996, and the description and market value are as follows:

                                                                         MARKET
                                                        EXP. MONTH /      VALUE
                                            CONTRACTS EXERCISE PRICE OF OPTIONS
-------------------------------------------------------------------------------
U.S. Treasury Bond Futures December 1996--
Purchased Puts.............................        17   Dec / 110        $2,922
                                                  ---                    ------

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Gov-ernment generally invests in exchange traded futures on U.S. Treasury bonds and notes which are typically used to manage the portfolio's effective maturity and duration. Growth and Growth and Income generally invest in futures on the S&P 500 Index as a substitute for purchasing or selling specific securities. Upon entering into futures contracts, the Funds maintain, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the con-tract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                                October 31, 1996

--------------------------------------------------------------------------------

For the year ended October 31, 1996, futures transactions were as follows:

                                                                     GROWTH AND
                                                 GOVERNMENT  GROWTH      INCOME
--------------------------------------------------------------------------------
Outstanding at October 31, 1995.................        490     340         110
Futures Opened..................................      7,238   3,930         414
Futures Closed..................................     (7,123) (3,990)       (429)
                                                     ------  ------        ----
Outstanding at October 31, 1996.................        605     280          95
                                                     ------  ------        ----

The futures contracts outstanding as of October 31, 1996, and the description and unrealized appreciation are as follows:

                                                                     UNREALIZED
                                                         CONTRACTS APPRECIATION
-------------------------------------------------------------------------------
GOVERNMENT
 U.S. Treasury Bond Futures December 1996 Buy to Open
 (Notional Value of $113,000 per contract)..............       409   $1,548,855
 Ten-year U.S. Treasury Note Futures December 1996 Buy
 to Open (Notional Value of $109,625 per contract)......       196      229,722
                                                               ---   ----------
 Total Government.......................................       605   $1,778,577
                                                               ---   ----------
GROWTH
 S&P 500 Index Future December 1996 Buy to Open
 (Notional Value of $354,825 per contract)..............       280   $   96,110
                                                               ---   ----------
GROWTH AND INCOME
 S&P 500 Index Future December 1996 Buy to Open
 (Notional Value of $354,825 per contract)..............        95   $  688,687
                                                               ---   ----------


C. FORWARD COMMITMENTS-The Government Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward purchase commitments are included in the portfolio of investments, with changes in value reflected as a component of unrealized appreciation/depreciation on securities.

6. DISTRIBUTION AND SERVICE PLANS
The Funds and their shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collec-tively the "Plans"). The Plans govern payments for the distribution of such Fund's shares, ongoing shareholder services and maintenance of shareholder ac-counts.
Annual fees under the Plans of up to .25% (.10% for Money Market) of Class A net assets and 1.00% (.75% for Money Market) of Class B net assets are accrued daily.

                  RESULTS OF SHAREHOLDER MEETINGS (UNAUDITED)


A Special Meeting of Shareholders of Common Sense Trust - Common Sense II Gov-ernment Fund, Common Sense II Growth Fund and Common Sense II Growth and Income Fund was scheduled for July 17, 1996. The meeting was adjourned until August 6, 1996 to provide shareholders additional time to submit their proxies.
    The following were voted on at the meeting:
    1) Approval of the plan of reorganization providing for the transfer of assets and liabilities of the Common Sense II Government Fund to Common Sense Government Fund in exchange for shares of the Common Sense Govern-ment Fund and the subsequent dissolution of the Common Sense II Govern-ment Fund.
    1,100,795 shares voted for the proposal; 32,062 voted against and 104,615 abstained.
    2) Approval of the plan of reorganization providing for the transfer of assets and liabilities of the Common Sense II Growth Fund to Common
    Sense Growth Fund in exchange for shares of the Common Sense Growth Fund and the subsequent dissolution of the Common Sense II Growth Fund. 3,257,347 shares voted for the proposal; 153,556 voted against and 559,972 abstained.
    3) Approval of the plan of reorganization providing for the transfer of assets and liabilities of the Common Sense II Growth and Income Fund to Common Sense Growth and Income Fund in exchange for share of the Common Sense Growth and Income Fund and the subsequent dissolution of the Com-mon Sense II Growth and Income Fund.
    2,226,163 shares voted for the proposal; 96,705 voted against and 333,682 abstained.

A Special Meeting of Shareholders of Common Sense Trust was held on October 29, 1996.
    1) With respect to the Trust on behalf of each Fund, approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and Common Sense Trust.

                                                           # OF SHARES
                                                 -------------------------------
                                                  IN FAVOR   AGAINST  ABSTAINING
--------------------------------------------------------------------------------
Emerging Growth Fund............................  2,065,440    47,835    196,370
Government Fund................................. 16,154,057   337,865  1,642,226
Growth Fund..................................... 79,970,124 2,732,551 10,059,999
Growth and Income Fund.......................... 28,035,106   841,617  3,047,768
International Equity Fund.......................    514,311    11,086     55,639
Money Market Fund............................... 30,265,609 1,095,560  3,507,462
Municipal Bond Fund.............................  4,690,133    98,251    451,704

    2) With respect to the Trust on behalf of Common Sense International Eq-uity Fund, approval of a new investment subadvisory agreement between Van Kampen American Capital Asset Management, Inc. and Smith Barney Mu-tual Funds Management, Inc.
    516,674 shares voted for the proposal; 9,405 voted against and 54,958 abstained.
    3) With respect to the Trust on behalf of Common Sense Municipal Bond Fund, approval of certain changes to its fundamental investment policies with respect to investment in other investment companies.
    4,647,287 shares voted for the proposal; 141,570 voted against and 451,230 abstained.
    4) With respect to the Trust, ratification of the selection of Ernst & Young LLP as independent accountants for the current fiscal year.

                                                           # OF SHARES
                                                 -------------------------------
                                                  IN FAVOR   AGAINST  ABSTAINING
--------------------------------------------------------------------------------
Emerging Growth Fund............................  2,039,624    42,077    227,945
Government Fund................................. 16,110,137   292,012  1,761,999
Growth Fund..................................... 79,796,788 2,275,273 10,690,614
Growth and Income Fund.......................... 28,176,761   582,189  3,165,542
International Equity Fund.......................    516,876     6,432     57,727
Money Market Fund............................... 30,574,140   766,566  3,527,926
Municipal Bond Fund.............................  4,693,192    69,056    477,840

                             FUND PERFORMANCE DATA


Each of the graphs below shows the total return performance of a different Com-mon Sense Fund compared to a benchmark index. While the Securities and Exchange Commission requires that we provide this comparison, it may not be meaningful in evaluating your fund's performance against its specific objectives and your time frame. The indexes do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. All sales charges and all other fees and expenses are reflected in the performance shown for Class 1 or Class A shares of each Common Sense Fund at maximum offering price. In addition, since investors purchase shares of the Funds with varying sales charges depending primarily on volume purchased, each Fund's performance at net asset value also is shown. The performance of the other classes of shares of each Fund will differ from that of the class shown because of the difference in sales charges and/or expenses paid by shareholders investing in the various classes of shares of the Fund. Performance is noted for either Class 1 or Class A, depending upon which class of shares has the longest performance.
  For details on market conditions and each fund's performance during the re-porting period, see pages 3 through 5 of this report.


                      Comparison of $10,000 Investment in
                      Common Sense Emerging Growth Fund
                         vs. Russell 2000 Stock Index

                             [Chart Appears Here]

                                        2/21/95      6/95       9/95       12/95       3/96        6/96        9/96    10/31/96
Common Sense Emerging Growth Fund
  (Class A) at Maximum Offering Price   $ 9,448    $10,840    $12,400    $12,760     $13,528     $14,800     $15,376    $14,856

Russell 2000 Stock Index*                10,000     11,126     12,225     12,490      13,131      13,784      13,830     13,617

Common Sense Emerging Growth Fund
  (Class A) at Net Asset Value           10,000     11,473     13,124     13,506      14,318      15,665      16,274     15,724

Average Annual
Total Returns--            Inception
Class A             1 Year (2/21/95)
------------------------------------
At Net Asset Value  22.82%  30.71%
------------------------------------
With maximum
5.50% sales charge  16.06%   26.39%

                      Comparison of $10,000 Investment in
                       Common Sense Government Fund vs.
           Lehman Brothers Mutual Fund General U.S. Government Index

                             [Chart Appears Here]

                         4/14/87    1987      1988      1989      1990      1991      1992     1993       1994      1995    10/31/96
Common Sense Government
Fund (Class 1) at
Maximum Offering Price   $ 9,328   $ 9,371   $ 9,992   $11,422   $12,346   $14,253   $15,220   $16,465   $15,718   $18,384   $18,077

Lehman Brothers
Mutual Fund General
U.S. Government Index*    10,000    10,355    11,083    12,661    13,766    15,877    17,024    18,838    18,203    21,540    22,162

Common Sense Government
Fund (Class 1) at
Net Asset Value           10,000    10,046    10,712    12,245    13,235    15,279    16,316    17,652    16,850    19,709    20,023

Average Annual
Total Returns--                     Inception
Class 1              1 Year 5 Years (4/14/87)
---------------------------------------------
At Net Asset Value   4.58%   6.43%    7.54%
---------------------------------------------
With maximum
6.75% sales charge  (2.46%)  4.95%    6.76%


                     Comparison of $10,000 Investment in
                     Common Sense Growth Fund vs. S&P 500
                             [Chart Appears Here]

                                   4/14/87   1987     1988     1989     1990     1991     1992    1993      1994     1995   10/31/96
Common Sense Growth
Fund (Class 1) at
Maximum Offering Price             $ 9,226  $ 7,851  $ 8,787  $11,243  $10,860  $15,050  $16,124  $17,634  $17,230  $22,889  $26,313

Standard & Poor's 500-Stock Index*  10,000    8,510    9,525   12,187   11,771   16,313   17,477   19,114   18,676   24,809   28,521

Common Sense Growth
Fund (Class 1) at
Net Asset Value                     10,000    9,059   10,553   13,887   13,454   17,536   18,870   20,763   21,045   28,926   33,675

Average Annual
Total Returns--                    Inception
Class 1             1 Year 5 Years (4/14/87)
--------------------------------------------
At Net Asset Value  19.94% 13.75%   11.60%
--------------------------------------------
With maximum
8.50% sales charge   9.76% 11.75%   10.57%


                      Comparison of $10,000 Investment in
                 Common Sense Growth & Income Fund vs. S&P 500
                             [Chart Appears Here]

                                   4/14/87   1987     1988     1989     1990     1991     1992     1993    1994     1995   10/31/96
Common Sense Growth
& Income Fund
(Class 1) at Maximum
Offering Price                     $ 9,226  $ 8,008   $ 8,817 $11,218  $10,870  $14,272  $15,318  $16,758  $16,227  $22,162  $24,788

Standard & Poor's 500-Stock Index*  10,000    9,059   10,553   13,887   13,454   17,536   18,870   20,763   21,045   28,926   33,675

Common Sense Growth
& Income Fund
(Class 1) at
Net Asset Value                     10,000    8,680    9,557   12,159   11,782   15,470   16,603   18,164   17,589   24,022   26,868

Average Annual
Total Returns--                    Inception
Class 1             1 Year 5 Years (4/14/87)
--------------------------------------------
At Net Asset Value  20.58% 13.43%   10.90%
--------------------------------------------
With maximum
8.50% sales charge  10.35% 11.42%    9.88%

*Past performance is not indicative of future performance. The comparative indexes used are broad-based, unmanaged indexes of securities that do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent.

                      Comparison of $10,000 Investment in
                    Common Sense International Equity Fund
                  vs. Europe-Australasia-Far East Index + DV

                             [GRAPH APPEARS HERE]


                  Common Sense                                  Common Sense
              International Equity                          International Equity
                 Fund (Class A)        Europe Australasia      Fund (Class A)
           at Maximum Offering Price  Far East Index + DV*   at Net Asset Value
           -------------------------  --------------------  --------------------
 3/17/95              9453                   10000                 10000
    6/95             10714                   10081                 11334
    9/95             11182                   10509                 11829
   12/95             11364                   10943                 12022
    3/96             12347                   11267                 13062
    6/96             13148                   11454                 13909
    9/96             13228                   11448                 13993
10/31/96             13109                   11334                 13867

                      Comparison of $10,000 Investment in
                       Common Sense Municipal Bond Fund
                   vs. Lehman Brothers Minicipal Bond Index

                             [GRAPH APPEARS HERE]


                 Common Sense                                  Common Sense
                Municipal Bond                              Municipal Bond Fund
                Fund (Class 1)           Lehman Brothers         (Class 1)
           at Maximum Offering Price  Municipal Bond Index* at Net Asset Value
           -------------------------  --------------------  -------------------
 7/13/88              9528                   10000                 10000
    1988             10008                   10448                 10503
    1989             10858                   11575                 11396
    1990             11485                   12418                 12054
    1991             12782                   13926                 13415
    1992             13870                   15154                 14557
    1993             15419                   17015                 16183
    1994             14781                   16136                 15492
    1995             17208                   18952                 18060
10/31/96             17667                   19518                 18542

------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS--            INCEPTION
CLASS A             1 YEAR (3/17/95)
------------------------------------
At Net Asset Value  19.34%  22.21%
------------------------------------
With maximum
5.50% sales charge  12.75%  18.06%
------------------------------------

--------------------------------------------
AVERAGE ANNUAL
TOTAL RETURNS--                    INCEPTION
CLASS 1             1 YEAR 5 YEARS (7/13/88)
--------------------------------------------
At Net Asset Value  6.09%   7.19%    7.72%
--------------------------------------------
With maximum
4.75% sales charge  1.02%   6.15%    7.10%
--------------------------------------------


*Past performance is not indicative of future performance. The comparative indexes used are broad-based, unmanaged indexes that do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Common Sense Trust

We have audited the accompanying statements of assets and liabilities (including the portfolio of investments) of Common Sense Growth Fund, Common Sense Growth and Income Fund, Common Sense Government Fund, Common Sense Municipal Bond Fund, Common Sense Money Market Fund, Common Sense Emerging Growth Fund, and Common Sense International Equity Fund (cumulatively the "Funds"), constituting the series of the Common Sense Trust (the "Trust"), as of October 31, 1996, and for each of the Funds, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (for the Common Sense Emerging Growth and International Equity Funds, we audited the statement of changes in net assets for the year then ended and the period from February 21, 1995 (commencement of investment operations) through October 31, 1996) and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds of the Common Sense Trust listed above at October 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods identified above, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Houston, Texas
December 6, 1996

                              COMMON SENSE TRUST

BOARD OF TRUSTEES

DONALD M. CARLTON

A. BENTON COCANOUGHER

STEPHEN RANDOLPH GROSS

JEFFREY B. LANE*

ALAN G. MERTEN

STEVEN MULLER

F. ROBERT PAULSEN

R. RICHARDSON PETTIT

DON G. POWELL*--Chairman

ALAN B. SHEPARD, JR.

OFFICERS

DON G. POWELL*
 President and Chief Executive Officer

DENNIS J. MCDONNELL*
 Executive Vice President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

GERALD BAXTER*

GREGORY PITTS*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*

D. RICHARD WILLIAMS*
 Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

INVESTMENT SUBADVISER
(INTERNATIONAL EQUITY FUND)

SMITH BARNEY MUTUAL FUNDS
MANAGEMENT, INC.
388 Greenwich Street
New York, New York 10013

DISTRIBUTOR

PFS DISTRIBUTORS
3100 Breckinridge Blvd.
Duluth, Georgia 30199

SHAREHOLDER SERVICING AGENT

PFS SHAREHOLDER SERVICES
3100 Breckinridge Blvd.
Duluth, Georgia 30199

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1025 Connecticut Avenue N.W.
Washington, D.C. 20036

INDEPENDENT ACCOUNTANTS

ERNST & YOUNG LLP
1221 McKinney Street, Suite 2400
Houston, Texas 77010


 Shareholder inquiries should be directed in writing to the Shareholder Service Agent.
 PFS Shareholder Services, 3100
 Breckinridge Blvd.,
 Duluth, Georgia 30199-
 0062, or by calling
 (800) 544-5445.
                                           * "Interested" persons of the
                                             Trust, as defined in the
                                            Investment Company Act of 1940.

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Trust which contains additional information on how to purchase shares and other pertinent data.